Dear Investor:

The year 2001 contained two distinct periods for investors. The first is now recognizable as merely a time of normal difficulty during a slowing economy. The latter is proving to have been a transition to and through recognition that "things will never be the same again."

For the first eight months of the year, in spite of aggressive monetary easing by the Federal Reserve and modest fiscal stimulus from Congress, the slowing of our economy that began in 2000 broadened and worsened. By early September, the one economic measure that had seemed invincible, consumer sentiment, finally began to crumble. Then came the final blow, the September 11 attacks. This horrific event shook our nation's confidence and brought our economy to a virtual standstill.

During this first part of the year, bonds performed quite well. The short end of the market followed the Federal Reserve's lead to much lower rates, and the longer end also rallied in response to the slowing economy. The steadily weakening economy created enough credit concerns, however, to keep lower quality corporate bond yields elevated, but nearly all sectors of the bond market were enjoying their second consecutive year of outperforming stocks.

Stocks responded only slowly and erratically to the unfolding economic decline. They began the year at prices well off their early-2000 peaks, but were still very fully valued by historical standards. In spite of these already lofty valuations, they opened the year with a Fed-inspired rally, sold off strongly to late-March as the economic news worsened, but then recovered nearly to their first-of-the-year values by late-May with continued monetary ease and fiscal encouragement from Congress. Only after five months of steadily worsening economic measures did stocks finally succumb and enter an accelerating decline from June into September, only to be further pummeled when the markets reopened following the September 11 attacks. By the time the markets "found their level" in late-September, the S&P 500 had declined 27% and the NASDAQ was down 42% from where they had begun the year.

By late-September, however, a very different scenario began to take shape. Stock investors were thinking that the September shock may well have deepened the economic downturn somewhat, but also shortened it. They soon began looking "across the valley" at economic recovery early in 2002, and bidding stock prices up sharply. By year-end, the S&P 500 and NASDAQ had both recovered fully half of their 2001 maximum declines, closing the year at -12% and -21%. And bonds, recognizing the likelihood of imminent economic recovery, sold off sharply as the year drew to a close.

Throughout this year of extremes, the Ultra Series Funds' investment disciplines were severely taxed and in most cases were unable to avoid declines in share values. Still, all of them performed generally as should be expected in this kind of market environment. The core stock funds were all able to limit their declines to less than their representative market indexes, and the Bond Fund, for the second consecutive year, provided strongly positive returns. This "second reminder" of the value of diversification into bonds is an important message to anyone still depending solely on common stocks in their investment program, especially if the time horizon of the account is drawing near.

Our outlook for 2002 is modestly positive for both stocks and bonds. We do expect economic recovery, which could put downward pressure on bond prices while, at the same time, providing support to stock prices. But, we believe the recovery is likely to arrive somewhat later and be more gradual than current consensus expectations. As a result, stock returns could be marginal until later in the year, and bonds could continue to provide relatively attractive returns. After the punishment investors suffered in 2001, however, 2002 is likely to be refreshingly docile, and the longer-term prospects for investment returns continue to appear very favorable.

Investors do need to acknowledge, of course, that today's complex, highly interrelated world economy and its supporting infrastructure will remain vulnerable to risks we had largely ignored prior to September 11 of last year. The vicious terrorist attacks in New York and Washington, D. C., and the heroically diverted attack that ended in a field in Pennsylvania, taught us much. Perhaps foremost is that we need to rethink many of the things we have tended to take for granted about our lives and about some of our fellow citizens of the world.

We also, as investors, got what for many of us was an overdue reminder of what really matters. Personal wealth and attainment of "the good life" are legitimate, worthy goals - certainly nothing to be ashamed of when pursued honorably. Personal financial responsibility, for those capable of achieving it, is even more important, perhaps even a moral duty. But, all of these financial measures pale to insignificance when compared with our behavioral obligations as human beings to each other and to future generations. And they virtually disappear when compared with the value of our relationships - with family, friends, coworkers, clients and other associates, as well as spiritually.

We have always been, and we remain, committed to the investment success of each and every Ultra Series Fund shareholder. But, the events of September 11 made us even more aware of the importance of our relationship with you, our investors. Your trust and confidence in us is something we truly treasure, and something we will do everything within our power to maintain in the months and years ahead.

Sincerely,


/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

                                    BOND FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC:At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

    Bond Fund                               $18,102
    Lehman Government/Credit Intermediate
      Bond Index                             19,326
    Lipper Average                           17,696

              Average Annual Total Return Through December 31, 2001

                               One       Three      Five        Ten
                              Year       Years      Years      Years

Bond Fund                     8.32%      5.66%      6.12%      6.12%
Lehman Government/Credit
    Intermediate Bond Index2  8.96%      6.40%      7.09%      6.81%
Lipper Average3               7.54%      5.32%      5.64%      5.87%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Mortgage Backed 27.3%, U.S. Government and Agency Obligations 24.2%, Cororate Notes and Bonds 35.4%, Commercial Mortgage Backed 5.7%, Asset Backed 5.3%, and Short-term Investments and Other Assets and Liabilities 2.1%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Lehman Government/Credit Intermediate Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

3 The Lipper Performance Summary Average for Short/Intermediate Investment Grade
 Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

                   Management's Discussion of 2001 Performance

                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities. The Fund emphasizes short- to intermediate-term, investment grade bonds.

Management's Discussion: Undoubtedly, last year will go down in economic history as a difficult and an unusual year. During the year, the economy went from sluggish growth to eventually being declared in a state of recession. The Federal Reserve cut rates an unprecedented eleven times for a total of 475 basis points. Earlier in the year tax cuts and rebates were implemented to address the growing federal surplus and sluggish economy. However, by year-end evidence of a budget deficit had returned. The NASDAQ, having stumbled during the first half of the year, continued its decline following the September 11 terrorist attacks and was down 42% from the beginning of the year before a late fourth quarter recovery left it down 21% for the year. And, finally, the U.S. Treasury ceased the issuance of 30-year government bonds.

Although the year proved challenging, these conditions provided an ideal environment for the Bond Fund and bonds in general to deliver exceptional returns for a second year in a row:

     Bond Fund                                                       8.32%

     Lehman Government/Credit Intermediate Bond Index                8.96%
     Lehman Aggregate Intermediate Index                             8.68%

     Lipper Index of Intermediate Term Investment Grade Bond Funds   8.22%

While bond prices clearly benefited from lower Treasury rates (given the inverse relationship between yields and prices), realizing strong Fund performance was not a simple "walk in the park." As the economy slowed, so too did corporate earnings and cash flow. These added risks led bondholders to demand higher bond spreads (the incremental yield to compensate bondholders for risks versus Treasuries). By year-end, corporate bond spreads remained historically wide but had tightened some. This together with corporates' added coupon over U.S. Treasuries resulted in the outperformance for corporate bonds versus U.S. Treasuries. Nevertheless, security and issuer selection has become even more important over recent quarters both in identifying opportunities and in avoiding downgrades and defaults. Fortunately, the Bond Fund has been successful throughout the year in avoiding the growing number of troubled credits.

Although it is unlikely that the Federal Reserve will drop rates much lower, views are mixed on the strength and the timing of a recovery during 2002. Nevertheless, absent signs of inflation, it is doubtful that the Fed will begin raising rates as dramatically as during their decline. While consumer spending continued to prop up the economy over recent quarters, a growing percentage of the population now is without jobs, and this may begin to affect their spending, and thus stall a recovery. Recovery is likely to be more dependent upon businesses resuming their investment spending, replenishing inventories and improving their profitability following rounds of recent cost cutting.

Although rates may be close to bottoming before gradually heading higher next year, the potential to benefit from the narrowing of currently wide credit spreads represents additional performance opportunities for bondholders into 2002. We expect credit fundamentals to improve as corporate profitability strengthens over a recovery. Furthermore, we believe the Bond Fund's exposure to spread product (agencies, corporates and structured product) leaves it well positioned to benefit in such an environment. Maintaining the Fund's high quality, double-A average rating should continue to limit downside risk while awaiting economic recovery.

MEMBERS Capital Advisors' Bond Portfolio Management Team -- Advisor

                                HIGH INCOME FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the High Income Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     High Income Fund                                             $10,342

     Lehman Brothers High Yield Bond Index                        $10,306
     Lipper Index of High Yield Bond Funds                         $9,506

              Average Annual Total Return Through December 31, 2001

                                                   One           Since
                                                   Year        Inception2

     High Income Fund                              3.45%        2.92%
     Lehman Brothers High Yield Bond Index3        5.28%        2.61%
     Lipper Index of High Yield Bond Funds4       -1.04%       -4.24%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Preferred Stocks 1.5%, Commercial Mortgage Backed 0.4%, Short-term Investments and Other Assets and Liabilities 17.8%, and Corporate Notes and Bonds 80.3%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Returns are from inception, October 31, 2000.

3 The Lehman Brothers High Yield Bond Index represents an index of the market values of fixed-rate non-investment grade debt securities.

4 The Lipper Index of High Yield Bond Funds represents an index of 30 large mutual funds that invest in lower grade fixed-income securities in an attempt to achieve higher current yields.

                   Management's Discussion of 2001 Performance

                                High Income Fund

Investment Objective: Seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Management's Discussion: For the 12 months ended December 31, 2001, the High Income Fund provided a total return of 3.45%. These returns include the reinvestment of any dividends and capital gains distributions and compare to returns of 5.28% and -1.04%, respectively, for the Fund's representative indexes, the Lehman Brothers High Yield Bond Index and the Lipper Index of High Yield Bond Funds.

     High Income Fund                                                3.45%

     Lehman Brothers High Yield Bond Index                           5.28%

     Lipper Index of High Yield Bond Funds                          -1.04%

While high-yield bonds rebounded off their lows during the fourth quarter of 2001, the past year was a difficult and volatile period for the high-yield market as yield spreads between high-yield bonds and U.S. Treasuries fluctuated significantly. As the yields on high-income bonds increased, the value of the Fund's holdings declined. At the end of December, high-yield bonds had fallen in price to a point where they yielded, on average, 12.25%, compared to nearly 5.00% for U.S. Treasury bonds of similar maturities, resulting in a very wide spread of about 7.25 percentage points.

These seemingly very attractive year-end yield levels were not even the highest for the year. The high-yield market had recovered by year end most of the losses it suffered in September, fueled by very strong inflows into high-yield mutual funds and renewed investor confidence that the economy is poised to recover in 2002. New high-yield bond issuance, while up from last year, did not keep pace with demand. Better quality, more liquid issues appreciated more than lower-quality bonds in the secondary market. But, lower-rated bonds also benefited from the strong market as investors' risk tolerances seemed to increase due to high cash positions and attractive yields. Nevertheless, the Fund's greater exposure to lower-rated bonds relative to the Lehman Brothers High Yield Bond Index was the primary reason for its under-performance versus that index.

In an environment of slowing economic growth and rising defaults, exposure to higher-quality issuers in defensive sectors, such as media, gaming, and health care was increased during the period. In the media sector, the Fund's holdings emphasized cable companies, such as Charter Communications and Adelphia Communications. These companies appear to offer a combination of attractive growth potential with stable cash flows. Despite the slowing economy, a number of cable companies continue to show revenue growth from new digital television services and increased demand for high-speed Internet service. Gaming and casino bonds with "BB" ratings generally performed well for the Fund as a result of their relatively reliable cash flows. Although travel-related bonds posted large price declines following the September 11 attacks, the Fund was well-positioned in better-quality names, which have since recovered most of their initial losses. In the health care sector, selective additions were made to higher-quality names, such as HCA and Tenet Healthcare. Tenet was upgraded to investment-grade during the period, and as such, the position was liquidated. However, Tenet appreciated significantly prior to and following the upgrade, which provided a lift to performance.

Telecommunications holdings were a drag on performance. The Fund started the year slightly overweighted in the industry, but has steadily reduced this exposure in response to the deteriorating fundamentals. The Fund was slightly under-weighted in this sector at the end of the year. Exposure to cyclical industries such as steel and paper was also reduced due to slowing economic conditions. This decision benefited performance during the period.

Looking forward, the high-yield market will likely remain volatile in the near term. But the extremely wide end-of-year spread over U.S. Treasuries of comparable maturities probably indicates expectations for further defaults are already reflected in high-yield bond prices. As the economy recovered from previous recessions, the spread of high-yield bonds over U.S. Treasuries tightened to a historical average of about 4.80 percentage points. If the current spread tightened to that average, material price appreciation would occur among high-yield bonds. Of course, past performance is no guarantee of future results, but with a current market yield of 12.25%, and barring widespread defaults, investors are being paid well to wait for potential capital appreciation. As was the case earlier this year, this historically wide yield spread may eventually attract investors back to the high-yield market.

MEMBERS Capital Advisors' Bond Portfolio Management Team -- Advisor Massachusetts Financial Services Company -- Subadvisor

                                  BALANCED FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Balanced Fund                                                $24,312

     S&P 500 Index                                                $33,727
     Synthetic Index                                              $24,700
     Lehman Government/Credit Intermediate Bond Index             $19,326
     Lipper Average                                               $28,568
     90-Day U.S. Treasury Bill                                    $15,810

              Average Annual Total Return Through December 31, 2001

                                    One       Three      Five        Ten
                                   Year       Years      Years      Years

     Balanced Fund                 -3.07%     4.85%       8.84%      9.29%
     S&P 500 Index2               -11.89%    -1.03%      10.70%     12.93%
     Synthetic Index3              -1.08%     3.15%       8.82%      9.46%
     Lehman Government/Credit
         Intermediate Bond Index4   8.96%     6.40%       7.09%      6.81%
     Lipper Average5               -2.87%     2.72%       7.41%     11.07%
     90-Day U.S. Treasury Bill6     4.09%     4.93%       5.00%      4.69%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Common Stocks 54.3%, Corporate Notes and Bonds 16.4%, Mortgage Backed 11.2%, U.S. Government and Agency Obligations 10.7%, Commercial Mortgage Backed 2.9%, Asset Backed 2.5%, and Short-term Investments and Other Assets and Liabilities 2.0%

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

3 The Synthetic Index represents the average annual total returns of a hypothetical portfolio consisting of 45% S&P 500 Index, 40% Lehman Government/Credit Intermediate Bond Index and 15% 90-Day U.S. Treasury Bill.

4 Lehman Government/Credit Intermediate Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

5 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

6 90-Day U.S. Treasury Bill represents the total return provided by successive investments over the period specified in 90-Day U.S. Treasury Bills.

                   Management's Discussion of 2001 Performance

                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital appreciation.

Management's Discussion: During the twelve months ended December 31, 2001, U.S. stocks fell -11.9% as measured by the S&P 500. Technology stocks, for the second year in a row, moved sharply lower.

Bond investors fared better than stock investors in 2001, as they did in 2000. Interest rates fell across-the-board for Treasury issues as the Federal Reserve cut rates an unprecedented eleven times for a total of 475 basis points. The Lehman Government/Credit Intermediate Bond Index, a broad sample of investment grade bonds with maturity dates averaging four-to-five years, provided a total return of 8.96% during the period. Money market instruments, interest-bearing investments with maturities of less than one year, saw their yields drop during the period as the Federal Reserve eased interest rates. 90-Day U.S. Treasury Bills returned 4.09% during 2001.

The Balanced Fund returned -3.07% for the twelve months ended December 31, 2001. This compares favorably to a return of -3.24% for the Lipper Index of Balanced Funds. The Balanced Fund's return lags the -1.08% loss of a hypothetical balanced portfolio consisting of 45% S&P 500 Index, 40% Lehman Government/Credit Intermediate Bond Index and 15% 90-Day U.S. Treasury Bill (Synthetic Index) primarily due to the Fund's greater exposure to stocks relative to this hypothetical portfolio.


     Balanced Fund                                                  -3.07%

     Synthetic Index                                                -1.08%

     Lipper Index of Balanced Funds                                 -3.24%


The stocks and bonds held by the Balanced Fund are largely the same as the securities comprising the Capital Appreciation Stock, Growth and Income Stock, and Bond Funds. Please see the information provided for those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive investments identified by the MEMBERS Capital Advisors portfolio management teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 54% of net assets and bonds are roughly 44% of net assets, with the remaining approximately 2% invested in money market instruments and other assets less liabilities. A similar allocation was in place throughout 2001. These proportions may vary over time reflecting the pace at which the management teams are finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term, and often amplifies the short-term variability of returns.

The Balanced Fund, through its broad diversification, may be the most "investment efficient" of all the Ultra Series Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within risk-moderated long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification. It should be an effective "core portfolio" for many investors, and will continue to be managed to provide access to diverse markets in a relatively low-risk manner.

MEMBERS Capital Advisors' Stock and Bond Portfolio Management Teams -- Advisor

                          GROWTH AND INCOME STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Growth and Income Stock Fund                                 $32,879%

     S&P 500 Index                                                $33,727
     Lipper Index of Large-Cap Value Funds                        $31,193

              Average Annual Total Return Through December 31, 2001

                                       One       Three      Five        Ten
                                      Year       Years      Years      Years

     Growth and Income Stock Fund    -10.71%     2.02%     10.48%     12.64%
     S&P 500 Index2                  -11.89%    -1.03%     10.70%     12.93%
     Lipper Index of Large-Cap
     Value Funds3                     -8.58%     1.07%      9.42%     12.05%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Short-term Investments and Other Assets and Liabilities 3.7%, and Common Stocks 96.3%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

3 Lipper Index of Large-Cap Value Funds represents an index of 30 large mutual funds that invest primarily in large capitalization companies. The stocks in these funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   Management's Discussion of 2001 Performance

                          Growth and Income Stock Fund

Investment Objective: Seeks long-term capital growth, with income as a secondary consideration.

Management's Discussion: The U.S. stock market posted its second consecutive annual decline as economic recession, decelerating corporate revenue growth and tumbling corporate profits disappointed investors. Particularly hard hit for the second year in a row were the information technology and telecommunication sectors, two "new economy" groups that not long ago many investors thought were immune to an economic slowdown. The technology-heavy NASDAQ Composite Index declined 21%, following its worst year ever in 2000 when it declined -39%.

The Growth and Income Stock Fund's approach - staying invested in a portfolio of reasonably valued, larger-capitalization stocks in various economic sectors - resulted in a positive return during the falling markets of 2000, but was unable to repeat this in 2001. The Fund declined -10.71%, still out-performing the -11.89% return of the S&P 500. For the second consecutive year, however, it modestly lagged an index of similar "value" funds due primarily to its heavier exposure to technology stocks relative to these peers. While this resulted in a negative comparison for the most recent periods, it significantly benefited the Fund's results over longer-term periods.

     Growth and Income Stock Fund                                  -10.71%

     Russell 1000 Index (Large-capitalization stocks)              -12.45%
     S&P 500 Index (Large-capitalization stocks)                   -11.89%

     Lipper Index of Large-Cap Value Funds                          -8.58%

Fund results during the year benefited from strong relative performance in the health care, telecommunications, finance, utility and energy sectors. The Fund's health care and telecommunications investments generated single digit positive returns during the year, due partly to holdings in Baxter and AT&T. The Fund's finance sector was down slightly, but well ahead on a relative basis, with positive returns from Bank of America, Wachovia, Bank One and Household International. The technology issues Computer Associates and IBM both advanced over 40%, although our technology investments overall matched the large decline of the market's technology sector. Other top Fund performers included Target, General Mills and Wal-Mart.

Fund results were negatively impacted by relative sector under-performance in the industrial, consumer discretionary, materials and consumer staples sectors. The industrial holding Delta Air Lines was punished by industry over-capacity, especially in the aftermath of the September 11 terrorist attacks with the sharply reduced global travel. The Fund's technology investments matched the steep decline of the market's, with declines from EMC, Nortel Networks, Agilent, Texas Instruments, Compaq and Hewlett-Packard. Other poor performers included the energy issue Schlumberger, utility Williams Companies and Morgan Stanley Dean Witter in the finance sector.

The Growth and Income Stock Fund enters 2002 with over-weighted positions in the energy, telecommunications, utility, information technology and industrial sectors. The consumer discretionary and health care sectors are presently under-weighted relative to the S&P 500 Index. While our sector weights often differ from those of the S&P 500 Index, these weightings reflect the types of stocks we are finding that appear most attractive based on our analysis of individual company fundamentals; we do not attempt to invest based on general judgments about the relative prospects of various broad economic sectors. We do, however, ensure that our portfolios remain well diversified across all major economic sectors.

We have a mixed assessment of 2001 results - while the Fund provided investors greater stability and better returns than most other stock funds and the broad indices, it also declined in value and lagged its large capitalization value peer group. Although many investors had a disappointing two years, the correction of the speculative excesses in so-called "new economy" stocks has resulted in a fundamentally healthier backdrop for the overall market. As the market moves back to a more rational approach to investing, focusing on earnings and valuation, we believe the Growth and Income Stock Fund will be very well positioned for future performance.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor

                         CAPITAL APPRECIATION STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Capital Appreciation Stock Fund                              $31,599

     S&P 1500 SuperComposite Index                                $25,075
     Lipper Index of Multi-Cap Core Funds                         $24,636

              Average Annual Total Return Through December 31, 2001

                                      One      Three    Five
                                      Year     Years    Years         Since
                                                                   Inception2

     Capital Appreciation Stock Fund      -9.11%   5.87%   13.55%      15.47%
     S&P 1500 SuperComposite Index3      -10.64%   0.02%   10.95%      12.19%
     Lipper Index of Multi-Cap
       Core Funds4                       -10.76%   1.37%    9.32%      11.93%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Short-term Investments and Other Assets and Liabilities 1.6%, and Common Stocks 98.4%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Returns are from inception, January 3, 1994.

3 The Capital Appreciation Stock Fund commenced operations January 3, 1994. The
 S&P 1500 SuperComposite Index was not established until December 31, 1994. The above graph shows the performance of the S&P 400 Mid-Cap Index for the period from fund inception to December 31, 1994, and the performance of the S&P 1500 Index for the period January 1, 1995 to the present.

4 Lipper Index of Multi-Cap Core Funds represents an index of 30 large mutual funds that invest in stocks of a variety of market capitalization ranges without concentrating their assets in any one market capitalization size range. The stocks in these funds normally have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   Management's Discussion of 2001 Performance

                         Capital Appreciation Stock Fund

Investment Objective: Seeks long-term capital appreciation.

Management's Discussion: The U.S. stock market posted its second straight annual decline in a year marked by many extremes. Fallout from the internet bubble of 1999 continued in 2001, fueled by the slowing economy and high oil prices. The most aggressive easing of monetary policy ever conducted combined with a modest tax rebate plan was not enough to stem the declines in profitability and employment. The tragic events of September 11 further disrupted the economy and markets. Still, the stock market staged an impressive rally in the fourth quarter, fueled by expectations of economic recovery and dramatic declines in energy prices. Utilities, last year's best performing sector, was 2001's worst, and the significant declines in technology and communications services continued for a second year. Consumer cyclicals, 2001's best performing sector, was joined by basic materials as the only areas to post positive returns for the year.

     Capital Appreciation Stock Fund                                -9.11%

     Russell 2000 Index (Small-capitalization stocks)                2.49%
     S&P MidCap 400 Index (Middle-capitalization stocks)            -0.60%
     S&P 500 Index (Large-capitalization stocks)                   -11.89%
     S&P 1500 SuperComposite Index (All capitalization sizes)      -10.64%

     Lipper Index of Multi-Cap Core Funds                          -10.76%

The Capital Appreciation Fund returned -9.11% during the year ended December 31, 2001, out-performing the -10.64% return of the S&P 1500 SuperComposite Index as well as the peer group index return of -10.76%. Small- and mid-capitalization stocks significantly outperformed their larger cousins, and value outperformed growth across all capitalization segments.

Fund results during the year were driven by strong relative performance in the health care, capital goods, finance and basic materials sectors. Genzyme General, Medimune, Boston Scientific and Applera-Applied Biosystems Group drove the performance in health care, while Sanmina-SCI, Allied Waste and Illinois Tool Works paced the capital goods sector. Other strong contributors included Keane, Autodesk and Fedex. Fund performance was negatively impacted by the consumer cyclical, consumer staples and technology sectors, all of which under-performed their index sectors as well as the overall market.

The Fund enters 2002 modestly over-weighted in the capital goods, basic materials, communications services and health care sectors. Conversely, we are under-weighted in the consumer cyclical and finance sectors. Our sector weights reflect the areas where we are finding the most attractive investment opportunities. Although the sector weightings may deviate from the index weightings, the Fund remains well diversified as to sector exposure at all times. In addition, it employs a "multi-cap" approach, investing in companies across the small-, medium- and large-capitalization segments of the market.

Investors became more bullish in the fourth quarter of 2001, anticipating that economic recovery would result from the record amounts of monetary and fiscal stimulus added to the system in 2001. Market volatility will likely remain high while investors assess the integrity of the economic recovery, debating whether it is the result of regained economic stability or merely a limited rebound from such a severe slowdown. While low inflation appears to be a near-term reality, it has become more apparent that the U.S. will have to lead the global economy out of the downturn. The excesses of inventory and over-investment are being worked off and in concert with low inflation should provide a solid foundation for economic growth. We believe the diversified all-cap exposure of the Capital Appreciation Stock Fund should allow long term investors to capitalize on these opportunities.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor

                               MID-CAP STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Mid-Cap Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Mid-Cap Stock Funds                                          $15,651

     S&P MidCap 400 Index                                         $13,267
     Lipper Index of Mid-Cap Value Funds                          $12,569

              Average Annual Total Return Through December 31, 2001

                                              One         Since
                                              Year      Inception2

     Mid-Cap Stock Fund                      11.16%       18.26%
     S&P MidCap 400 Index3                   -0.60%       11.17%
     Lipper Index of Mid-Cap Value Funds4     6.73%        8.94%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Short-term Investments and Other Assets and Liabilities 3.1%, Convertible Bonds 0.1%, and Common Stocks 96.8%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Returns are from inception, May 1, 1999.

3 The S&P MidCap 400 Index tracks the value of 400 domestic stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

4 Lipper Index of Mid-Cap Value Funds represents an index of 30 large mutual funds that invest in middle capitalization companies. The stocks in these funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   Management's Discussion of 2001 Performance

                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: For the second consecutive year, smaller stock indexes outperformed their large-stock counterparts. In 2001, the S&P MidCap 400 Index was close to even for the year, returning -0.6%, while the S&P Small-Cap 600 Index gained 6.5%. This compares to a decline of -11.9% for the large-capitalization S&P 500. The small- and mid-capitalization segments have out-performed as their valuations expanded relative to larger-capitalization issues. Large stocks had enjoyed a multi-year period of out-performance up until 1999, when relative valuations began to revert to more normal levels. In addition, the small- and mid-capitalization segments benefited from the fact that these companies generally derive less of their revenue from outside the United States versus larger companies. Given the dollar's strength over the past year, smaller companies avoided much of this headwind for relative performance.

     Mid-Cap Stock Fund                                             11.16%

     S&P MidCap 400 Index                                           -0.60%
     Russell Midcap Value Index                                      2.33%

     Lipper Index of Mid-Cap Value Funds                             6.73%

During the year ended December 31, 2001, the Mid-Cap Stock Fund significantly out-performed both the representative market indexes and its peer group index. Mid-cap market performance was driven largely by strong returns in the capital goods, consumer staples and basic materials sectors. The Fund's out-performance was driven by strong stock-selection. Fund investments exceeded the returns of the S&P MidCap 400 Index in nine of the eleven economic sectors. Sectors with the most significant out-performance include heath care, consumer cyclical and technology. Strong performers in health care include Celgene, IDEXX Labs, Ocular Sciences and Orthofix. These holdings helped the sector out-perform the corresponding S&P MidCap 400 Index sector by over 30 percentage points. Consumer cyclical sector results were led by strong performance by Interpublic Group, Ethan Allen and J. Jill Group. Out-performance in the technology sector was led by gains in Storage Technology, Affiliated Computer Services and ANSYS Inc. Reducing the Fund's performance were stocks in the consumer staples sector, most notably shares of cable operators Adelphia Communications and Charter Communications. We remain positive with regard to the long-term outlook for these companies and have used the near-term weakness as a buying opportunity.

The Mid-Cap Stock Fund enters 2002 over-weighted in the capital goods, consumer staples, basic materials and finance sectors. The Fund is under-weighted in the consumer cyclical and technology sectors. All other sector weights approximate those of the market. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

It is important for investors in the mid-cap segment to be prepared for a wide range of returns among the various market and peer group measures, even more so than in other market segments. The mid-cap market sector encompasses a very diverse group in terms of individual company characteristics. This segment is generally defined as stocks of companies with market capitalizations - the total market value of their outstanding shares of common stock - between $1 billion and $10 billion, but not all market participants even agree on this. The diversity of this segment may result in any one cross section, as compiled for a market index, peer group universe or a particular "mid-cap" mutual fund, to be quite different from another sampling of the sector.

Over time, diversified portfolios of mid-capitalization stocks have out-performed large company stocks, but have also tended to demonstrate greater volatility. We strive to offset some of this increased volatility while still earning higher returns through a more conservative, value orientation that includes exposure to some even smaller-capitalization stocks. Given the higher expected long-term returns offered by mid- and small-cap stocks, adding this kind of representation makes sense for many long-term investors.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor Wellington Management Company -- Subadvisor

                              EMERGING GROWTH FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Emerging Growth Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Emerging Growth Fund                                          $6,253

     Russell 3000 Growth Index                                     $6,658
     S&P 500 Index                                                 $8,156
     Russell 2000 Index                                            $9,987
     Lipper Index of Large-Cap Growth Funds                        $6,551

              Average Annual Total Return Through December 31, 2001

                                        One
                                        Year        Since
                                                  Inception2

     Emerging Growth Fund             -30.89%      -33.06%
     Russell 3000 Growth Index3       -19.63%      -29.37%
     S&P 500 Index4                   -11.89%      -15.99%
     Russell 2000 Index5                2.49%       -0.11%
     Lipper Index of Large-Cap        -23.87%      -30.34%
     Growth Funds6

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Short-term Investments and Other Assets and Liabilities 6.3%, Preferred Stocks 0.1%, and Common Stocks 93.l6%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Returns are from inception, October 31, 2000.

3 The Russell 3000 Growth Index measures the performance of those stocks in the Russell 3000 Index (the 3,000 largest domestic stocks based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

4 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

5 The Russell 2000 Index tracks the value of 2000 domestic stocks chosen for their small market capitalization, with each stock weighted in proportion to its market value.

6 The Lipper Index of Large-Cap Growth Funds represents an index of 30 large mutual funds that invest in companies with higher long-term earnings growth potential. The stocks in these funds normally have above-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   Management's Discussion of 2001 Performance

                              Emerging Growth Fund

Investment Objective: Seeks long-term capital appreciation.

Management's Discussion: For the twelve months ended December 31, 2001, the Emerging Growth Fund provided a total return of -30.89%. This return, which includes the reinvestment of any distributions, compares to a return of -19.63% over the same period for the representative market, the Russell 3000 Growth Index. The Fund's under-performance over the period was primarily attributable to holdings in technology, the worst performing sector in a market that was particularly brutal for aggressive growth investors. However, the fund remained true to its mandate - to be an aggressive growth fund - at a time when that style was out of favor.

     Emerging Growth Fund                                          -30.89%

     Russell 3000 Growth Index                                     -19.63%

     Lipper Index of Large-Cap Growth Funds                        -23.87%

Some speculate technology stock prices reflected a massive speculative bubble that inflated during 1999 and 2000, and subsequently burst as the economy cooled and businesses cut technology spending. However, the Fund is managed with the belief that technology companies, as they have in the past, will continue to grow their earnings at a much faster rate than the overall market. And as such, the sector's out-performance should not be a two-year phenomenon, and may resume after the economic downturn has subsided. The Fund seeks companies that are successful within their given industry - retail, health care, financial services and others - because they are leveraging technology better than their competitors. They view technology enhancements as drivers of earnings, not just facilitators of cutting costs. As such, technology has remained the largest weighting in the Fund, reflecting the belief that the corporate appetite for technology enhancements has not been diminished, only temporarily put on hold.

With that said, the approach to technology investing used in the Fund changed over the period. In the past, companies that were growing faster and performing better as investments were smaller, newer companies that had niche products. Large corporations were willing to take "piece A from company A" and "piece B from company B" to create their own customized solutions. Today, technology customers are less willing to spend time and money integrating niche products. As a result, a company such as Microsoft may be well positioned because it offers full turnkey solutions. So, to a large degree, the Fund's technology holdings have been repositioned into companies with established customer bases, established brands and a comprehensive set of products.

Another sector that provided opportunity during the period was health care. Research uncovered a number of smaller, specialty pharmaceutical companies that appear to have attractive product pipelines or have gotten products approved or launched with encouraging prospects. Biovail Corp., for example, is a Canadian pharmaceutical company that appears positioned to provide generic versions of a large number of major drugs with near-term patent expirations. Also, medical lab companies should participate in a trend by hospitals and doctors to outsource tests to companies that can offer economies of scale. It appears the industry has consolidated down to two main players: Laboratory Corp of America and Quest Diagnostics, both of which were added to the Fund.

Advertising-sensitive media firms and business services companies were two other large concentrations in the portfolio. Advertising has historically been one of the first expenses corporations cut in a slowing economy, and that is exactly what happened in 2001. This hurt the stocks of media firms, including industry leaders such as Viacom and Fox Entertainment Group. The downturn provided an opportunity to buy these stocks opportunistically. Advertising spending should rebound along with the economy, and the market should favor these industry leaders, some of which have been gaining market share during the downturn. In the business services area, transaction processors such as payroll processor Automatic Data Processing and credit card processor Concord EFS offer out-sourced services to other companies. They provide services that help cut costs for their clients, and have performed relatively well during the economic downturn.

From a broader perspective, the events of September 11 may have delayed, by perhaps a quarter or two, the economic rebound and resumption of corporate spending originally anticipated for late 2001 or the first half of 2002. In the aftermath of the terrorist attacks, many corporate budgets were frozen and a lot of planned spending was canceled or postponed. But, after an initial dip, the stock market and the fund posted strong performances in the final quarter of 2001. And at the end of the period, most market indexes were in fact trading higher than they had been on the day before the attacks.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor Massachusetts Financial Services Company -- Subadvisor

                            INTERNATIONAL STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the International Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     International Stock Fund                                      $7,944

     MSCI EAFE Index                                               $7,886
     Lipper Index of International Stock Funds                     $8,015

              Average Annual Total Return Through December 31, 2001

                                                    One         Since
                                                    Year      Inception2

     International Stock Fund                     -18.46%      -17.84%
     MSCI EAFE Index3                             -21.12%      -18.55%
     Lipper Index of International Stock Funds4   -19.33%      -17.24%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Preferred Stocks 0.9%, Short-term Investments and Other Assets and Liabilities 4.3%, and Common Stocks 94.8%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Returns are from inception, October 31, 2000.

3 The Europe, Australasia and Far East Index, calculated by Morgan Stanley
 Capital International (MSCI EAFE Index), tracks approximately 1200 large capitalization stocks traded in developed, non-U.S. markets.

4 The Lipper Index of International Stock Funds represents an index of 30 large mutual funds that invest in securities traded primarily in markets outside of the United States.

                   Management's Discussion of 2001 Performance

                            International Stock Fund

Investment Objective: Seeks long-term capital appreciation.

Management's Discussion: The European economy grew very slowly during 2001, well below optimistic expectations in place as the year began. The U.S. economic slowdown dampened orders for European manufactured goods, and corporations and investors were disappointed by the reluctance of the European Central Bank ("ECB") to lower short-term interest rates. The economic effects of the September 11 attacks appear to have been more muted in Europe, however, and the continent benefited throughout the year from sharply lower energy prices. The introduction of the euro as a "cash" currency is expected to have a stimulative effect through 2002 and beyond, and inflation appears to be tame in the euro zone, which leaves the ECB free to lower interest rates if growth does not pick up in the new year.

The news coming out of Japan in 2001 was grim. Unemployment reached levels not seen since before World War II. Price deflation discouraged both lenders and investors. Industrial production plunged in 2001, there is concern about the balance sheets of a number of big banks, and badly-needed structural reforms appear to be stalled for the moment despite initial optimism that followed the election of Premier Junichiro Koizumi. The Bank of Japan favored a weak yen in order to encourage buyers worldwide to import Japanese goods, but this policy provided little benefit to Japanese manufacturers during the year. Japan's economy is in severe recession, and may require the global economy to recover before it can resume growing.

Economies in emerging markets had a mixed year. Mexico, Russia, China and South Korea were areas of relative strength, while much of South America was adversely affected by the Argentine debt crisis and subsequent currency devaluation. Some emerging economies benefited from lower energy prices, but oil exporting countries such as Indonesia suffered. Lower interest rates worldwide and the strong U.S. dollar both may help developing economies in the year ahead.

European stocks traded in line with U.S. stocks for most of the year. Defensive and "value" issues out-performed for much of the year, but economically sensitive stocks led the broad rally that began in October. European small-cap stocks out-performed larger stocks, as they did in the U.S. Japanese stocks saw a number of bursts of optimistic trading, but fell for most of the year, hitting lows not seen since the 1980's. Emerging markets stocks did better than those in developed markets, and saw strong gains near the end of the year on hopes for renewed global growth. Returns for U.S. investors in European, Japanese and emerging markets stocks were hurt by continued strength in the U.S. dollar.

     International Stock Fund                                      -18.46%

     MSCI EAFE Index                                               -21.12%
     MSCI EAFE Small Cap Index                                     -12.30%
     MSCI World Emerging Markets Free Index                         -2.30%

     Lipper Index of International Stock Funds                     -19.33%

During 2001, the International Stock Fund's attention to company fundamentals and relative valuations helped it to modestly out-perform its average peer fund in a volatile, difficult environment. The portfolio benefited from its exposure to small-cap and emerging market stocks, which out-performed large-cap developed market stocks as investors viewed them to be more attractively valued. The Fund was negatively affected by an overweight in energy stocks. An underweight in Japan helped throughout the year. Japanese holdings continue to warrant a great deal of vigilance; the Fund's position in Mizuho, for instance, was sold when it slowed the pace of its restructuring. An underweight position in information technology stocks aided performance for most of the year, but dampened performance somewhat during the fourth-quarter rally. Some attractive values did emerge in the September correction in global stock markets, including Telecom Italia, which has a strong competitive position and attractive prospects.

The Fund's exposure to companies undergoing restructuring has been reduced in the belief that such reform is harder during periods of economic volatility. The portfolio is being adjusted in favor of companies that have a consistent history of financial performance in difficult economic environments. One recent portfolio addition of this type is GlaxoSmithKline, which we see as attractively valued in relation to its capability to continue producing stable earnings growth. Such holdings should help the fund maintain its record of competitive returns with moderate risk relative to other international stock funds.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor Lazard Asset Management -- Subadvisor

                             GLOBAL SECURITIES FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT1

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Global Securities Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2001.

     Global Securities Funnd                                       $8,953

     MSCI World Index                                              $8,343
     Lipper Index of Global Funds                                  $8,165

              Average Annual Total Return Through December 31, 2001

                                               One
                                              Year        Since
                                                        Inception2

     Global Securities Fund                  -10.32%       -8.97%
     MSCI World Index3                       -16.45%      -14.34%
     Lipper Index of Global Funds4           -15.76%      -15.91%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Preferred STocks 7.2%, Corporate Notes and Bonds 0.1%, Short-term Investments and Other Assets and Liabilities 9.3%, and Common Stocks 83.4%.

1 This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

2 Returns are from inception, October 31, 2000.

3 The MSCI World Index, calculated by Morgan Stanley Capital International, tracks stocks traded in both developed and emerging markets.

4 The Lipper Index of Global Funds represents an index of 30 large mutual funds that invest at least 25% of their portfolios in securities traded outside of the United States.

                   Management's Discussion of 2001 Performance

                             Global Securities Fund

Investment Objective: Seeks long-term capital appreciation.

Management's Discussion: 2001 proved to be a year of extraordinary volatility for financial markets worldwide. Expectations for global economic growth were revised downward throughout the year as capacity overhang, structural problems in high-potential sectors like telecommunications and a slowdown in capital spending weighed down economies. Reductions in short-term interest rates by central banks supported consumer activity and financial markets, but gained only limited traction against a pronounced slowdown in manufacturing and corporate investment. The September 11 terrorist attacks depressed international trade and damaged consumer, investor and business confidence across the globe. Companies were able to reduce inventories to more comfortable levels during the year, however, and falling energy prices also helped cushion the economic decline. The U.S. housing market, consumer spending in the U.K. and the developing economies of Mexico, Russia and China provided areas of relative strength. 2001 closed with a marked improvement in sentiment about the chances for a solid recovery in 2002, although concerns persist that the Japanese economic situation may be problematic.

Global growth stocks were particularly sensitive to volatile investor sentiment and difficult economic conditions. The capital spending slowdown hurt the results of information technology companies, which as recently as 18 months ago had been achieving record results due to a capital spending boom. Stock investors moved through cycles of optimism, pessimism, and renewed optimism about growth stocks during the year. 2001 closed with a powerful rally in these stocks as the war on terrorism seemed to be going well and investors discounted a near-term rebound in global growth.

     Global Securities Fund                                        -10.32%

     MSCI World Index                                              -16.45%

     Lipper Index of Global Funds                                  -15.76%

The Global Securities Fund significantly out-performed its representative markets and peers during 2001. The Fund benefited from good security selection, a reduction of its weighting in technology shares as the year began and exposure to mid-sized and smaller stocks, which out-performed larger stocks globally during the year. Defensive positions like Fannie Mae, the Australia and New Zealand Banking Group and Gilead Sciences helped the portfolio to hold up during periods of equity investor pessimism, while more aggressive names such as National Semiconductor and Cadence Design Systems propelled performance when economically sensitive stocks rose. The Fund continues to hold significant positions in Nintendo and Electronic Arts, which should benefit from strong growth trends in the electronic gaming industry.

The overall positioning of the portfolio is more conservative as 2002 begins than it typically has been. While the Fund continues to own companies poised to benefit from a renewal of global growth, it remains broadly diversified due to uncertain near-term economic conditions. The Fund remains less exposed to the largest-capitalization, most popular names in the technology sector, instead favoring out-of-favor names with lower valuations and compelling prospects. In this way, values should be protected somewhat if difficult markets continue, but the Fund will nevertheless be positioned to participate when more favorable conditions return.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor Oppenheimer Funds, Inc. -- Subadvisor

                                MONEY MARKET FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net      Coupon       Maturity      Par/Shares     Value
                                              Assets       Rate          Date          Amount      (Note 2)
                                              ------       ----          ----          ------      --------

CORPORATE NOTES AND BONDS:                      7.0%
  Caterpillar Financial Services Corp.                     5.890%       06/17/02   $2,000,000  $  2,033,986
  General Electric Capital Corp.                           5.500        04/15/02    2,000,000     2,019,868
  Merrill Lynch & Co., Inc.                                5.710        01/15/02    7,100,000     7,106,161
  Merrill Lynch & Co., Inc.                                6.640        09/19/02    1,000,000     1,031,377
                                                                                                -----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $12,191,392)                                                                              12,191,392
                                                                                                -----------

COMMERCIAL PAPER: (A)                          64.9%
  Abbott Laboratories                                      1.950        01/02/02    4,000,000     3,999,783
  American Express Credit Corp.                            1.780        01/17/02    4,000,000     3,996,836
  American General Finance Corp.                           2.290        01/10/02    7,000,000     6,995,993
  Bank America NA                                          2.430        03/27/02    5,055,000     5,058,697
  Coca-Cola Co.                                            1.900        02/12/02    8,000,000     7,982,267
  Corporate Receivables Corp.                              1.830        01/03/02    4,099,000     4,098,583
  CXC, Inc.                                                1.980        01/04/02    4,000,000     3,999,340
  General Electric Capital Corp.                           3.360        01/22/02    6,500,000     6,487,260
  Goldman Sachs Group, Inc.                                2.300        01/07/02    7,000,000     6,997,317
  Household Finance Corp.                                  2.060        01/17/02    4,000,000     3,996,338
  Household Finance Corp.                                  2.030        01/29/02    4,000,000     3,993,684
  Kraft Foods, Inc.                                        2.020        01/24/02    8,000,000     7,989,676
  Madison Gas & Electric Co.                               1.900        01/15/02    3,390,000     3,387,495
  McGraw-Hill Cos., Inc.                                   2.030        02/05/02    2,000,000     1,996,053
  McGraw-Hill Cos., Inc.                                   1.830        05/29/02    5,000,000     4,962,383
  Medtronic, Inc.                                          1.820        01/18/02    4,000,000     3,996,562
  Moat Funding LLC                                         1.890        01/29/02    2,500,000     2,496,325
  Moat Funding LLC                                         2.090        01/31/02    5,000,000     4,991,292
  Moat Funding LLC                                         1.850        03/04/02    1,000,000       996,814
  Nestle Capital Corp.                                     1.780        02/01/02    5,000,000     4,992,336
  Nestle Finance France, S.A.                              2.100        01/08/02    2,685,000     2,683,904
  SBC Communications, Inc.                                 2.110        02/07/02    8,000,000     7,982,651
  Walt Disney Co.                                          7.000        04/10/02    1,000,000     1,009,711
  Wells Fargo & Co.                                        1.690        03/01/02    8,000,000     7,977,842
                                                                                                -----------

TOTAL COMMERCIAL PAPER
(COST: $113,069,142)                                                                            113,069,142
                                                                                                -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS: (A)    25.9%
  Federal Farm Credit Bank                                 1.750        01/02/02    4,000,000     3,999,806
  Federal Farm Credit Bank                                 6.625        02/01/02      780,000       782,948
  Federal Farm Credit Bank                                 3.290        02/28/02    7,000,000     6,962,896
  Federal Farm Credit Bank                                 1.750        04/01/02    5,000,000     5,000,000
  Federal Home Loan Bank                                   5.250        04/25/02    5,000,000     5,045,159
  Federal Home Loan Bank                                   6.750        05/01/02    3,000,000     3,047,943
  Federal Home Loan Bank                                   6.000        08/15/02    3,000,000     3,049,100
  Federal Home Loan Bank                                   3.360        08/28/02    1,083,000     1,058,842
  Federal Home Loan Mortgage Corp.                         6.250        10/15/02    5,000,000     5,161,207
  Federal National Mortgage Association                    6.625        01/15/02    3,000,000     3,003,810
  Federal National Mortgage Association                    3.340        02/07/02    5,000,000     4,982,836
  Federal National Mortgage Association                    1.840        06/20/02    3,000,000     2,973,933
                                                                                                -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $45,068,480)                                                                              45,068,480
                                                                                                -----------

INVESTMENT COMPANY:                             4.5%
  SSgA Prime Money Market Fund                                                      7,900,109     7,900,109
                                                                                                -----------

TOTAL INVESTMENT COMPANY
(COST: $7,900,109)                                                                                7,900,109
                                                                                                -----------

TOTAL INVESTMENTS                             102.3%                                            178,229,123
(COST: $178,229,123)
NET OTHER ASSETS AND LIABILITIES               (2.3)%                                            (3,968,481)
                                              -------                                           -----------

TOTAL NET ASSETS                              100.0%                                           $174,260,642
                                              -------                                           -----------
                                              -------                                           -----------

(A) Rate noted represents annualized yield at time of purchase.

See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                December 31, 2001

                                                  % Net      Coupon       Maturity       Par         Value
                                                 Assets       Rate          Date       Amount      (Note 2)
                                                 ------       ----          ----       ------      --------
ASSET BACKED:                                     5.3%
  ABSC Long Beach Home Equity Trust, Series
   2000-LB1, Class AF5                                       8.050%       09/21/30  $5,600,000   $5,911,979
  Conseco Finance Securitizations Corp.,
   Series 2001-1, Class M1                                   7.535        07/01/32   5,500,000    5,467,097
  Conseco Finance Securitizations Corp.,
   Series 2001-4, Class A3                                   6.090        09/01/33   3,500,000    3,499,453
  Green Tree Home Equity Loan Trust, Series
   1999-A, Class B1                                          8.970        11/15/27   5,300,000    5,499,545
                                                                                                -----------
TOTAL ASSET BACKED
(COST: $20,091,081)                                                                              20,378,074
                                                                                                -----------

COMMERCIAL MORTGAGE BACKED:                       5.7%
  Banc America Large Loan, Inc., Series 2001,
   Class A2 (C)                                              6.490        12/13/16   6,000,000    5,989,453
  Chase Commercial Mortgage Securities Corp.,
   Series 2000-1, Class A2                                   7.757        04/15/32   5,500,000    6,015,616
  First Union National Bank of America,
   Series 2001-C1, Class E                                   6.624        01/15/11   5,554,000    5,514,877
  Morgan Stanley Capital I, Inc., Series 1999-
   Cam1, Class A2                                            6.760        11/15/08   4,038,642    4,236,173
                                                                                                -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $21,462,074)                                                                              21,756,119
                                                                                                -----------
CORPORATE NOTES AND BONDS:                       35.4%

CAPITAL GOODS                                     0.7%
  Giddings & Lewis, Inc.                                      7.500       10/01/05   2,500,000    2,587,428
                                                                                                -----------
CHEMICALS                                         0.7%
  Dow Chemical Co.                                            7.375       11/01/29   2,400,000    2,648,904
                                                                                                -----------
COMMUNICATION SERVICES                            1.8%
  Sprint Capital Corp.                                        7.125       01/30/06   1,500,000    1,563,549
  Verizon Global Funding Corp.                                7.750       12/01/30   2,400,000    2,671,178
  WorldCom, Inc.                                              8.250       05/15/31   2,500,000    2,642,638
                                                                                                -----------
                                                                                                  6,877,365
                                                                                                -----------
CONSUMER STAPLES                                  0.6%
  Kellogg Co.                                                 6.000       04/01/06   2,400,000    2,457,612
                                                                                                -----------
ENERGY                                            8.8%
  Allegheny Energy, Inc.                                      7.750       08/01/05   2,500,000    2,670,107
  American Electric Power, Inc.                               6.125       05/15/06   3,000,000    2,969,757
  Coastal Corp.                                               7.500       08/15/06   2,250,000    2,277,533
  Conoco, Inc.                                                5.900       04/15/04   3,000,000    3,115,638
  DTE Energy Co.                                              6.450       06/01/06   2,000,000    2,052,730
  Energy East Corp.                                           8.050       11/15/10   2,000,000    2,083,712
  ENSERCH Corp.                                               6.375       02/01/04   2,000,000    2,075,942
  Occidental Petroleum Corp.                                  5.875       01/15/07   2,500,000    2,491,283
  Phillips Petroleum Co.                                      8.500       05/25/05   2,500,000    2,764,690
  Progress Energy, Inc.                                       7.750       03/01/31   2,400,000    2,566,982
  Texaco Capital, Inc.                                        5.700       12/01/08   3,000,000    2,999,787
  Virginia Electric & Power Co., Series A                     5.750       03/31/06   3,400,000    3,434,422
  YPF Sociedad Anonima (D)                                    7.500       10/26/02      66,550       63,888
  YPF Sociedad Anonima (D)                                    8.000       02/15/04   3,000,000    2,400,000
                                                                                                -----------
                                                                                                 33,966,471
                                                                                                -----------
FINANCE                                          12.2%
  ACE INA Holdings, Inc.                                      8.300       08/15/06   2,500,000    2,707,315
  Bank One Corp.                                              6.000       08/01/08   3,000,000    3,009,567
  BankAmerica Corp.                                           8.500       01/15/07   3,500,000    3,911,960
  Barclays Bank PLC (B)(C)(D)                                 8.550       06/15/11   2,000,000    2,228,782
  Bear Stearns Cos., Inc.                                     6.500       05/01/06   2,000,000    2,064,066
  First Bank National Association                             7.550       06/15/04   2,000,000    2,154,618
  General Electric Global Insurance Corp.                     7.000       02/15/26   3,750,000    3,874,009
  Goldman Sachs Group, Inc.                                   7.350       10/01/09   2,850,000    3,003,886
  Household Finance Corp.                                     6.500       11/15/08   3,400,000    3,394,835
  J.P. Morgan Chase & Co.                                     7.125       06/15/09   2,200,000    2,332,781

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                  % Net      Coupon       Maturity       Par         Value
                                                 Assets       Rate          Date       Amount      (Note 2)
                                                 ------       ----          ----       ------      --------

FINANCE (Continued)
  Merrill Lynch & Co., Inc.                                   6.000%      02/17/09  $3,000,000   $2,987,448
  Morgan Stanley Dean Witter & Co.                            6.100       04/15/06   2,500,000    2,576,290
  Royal & Sun Alliance Insurance Group PLC (D)                8.950       10/15/29   2,000,000    2,126,216
  UBS Preferred Funding Trust                                 8.622       10/01/10   2,250,000    2,503,589
  Wachovia Corp.                                              4.950       11/01/06   1,000,000      981,841
  Wachovia Corp.                                              6.150       03/15/09   2,000,000    1,997,798
  Washington Mutual Finance                                   6.250       05/15/06   2,500,000    2,579,572
  Wells Fargo Financial, Inc.                                 5.875       08/15/08   2,500,000    2,504,095
                                                                                                -----------

                                                                                                 46,938,668
                                                                                                -----------

HEALTHCARE                                        0.5%
  American Home Products Corp.                                6.250       03/15/06   1,900,000    1,967,365
                                                                                                -----------

INDUSTRIALS                                       2.7%
  Caterpillar Financial Services Corp.                        7.590       12/10/03   2,400,000    2,576,978
  Ford Motor Credit Co.                                       7.600       08/01/05   2,400,000    2,463,607
  General Motors Acceptance Corp.                             6.875       09/15/11   2,500,000    2,448,898
  International Paper Co.                                     8.125       07/08/05   2,700,000    2,918,811
                                                                                                -----------

                                                                                                 10,408,294
                                                                                                -----------

REITS                                             0.8%
  EOP Operating LP                                            8.100       08/01/10   2,000,000    2,151,820
  Spieker Properties LP                                       7.650       12/15/10   1,000,000    1,046,610
                                                                                                -----------

                                                                                                  3,198,430
                                                                                                -----------

RETAIL                                            1.5%
  Delhaize America, Inc.                                      7.375       04/15/06   2,000,000    2,120,290
  Kroger Co.                                                  7.800       08/15/07   1,500,000    1,640,710
  Safeway, Inc.                                               7.000       09/15/07   2,000,000    2,117,434
                                                                                                -----------

                                                                                                  5,878,434
                                                                                                -----------

TECHNOLOGY                                        0.7%
  Lockheed Martin Corp.                                       7.250       05/15/06   2,400,000    2,576,352
                                                                                                -----------

TELECOMMUNICATIONS                                3.1%
  AOL Time Warner, Inc.                                       6.125       04/15/06   2,000,000    2,042,862
  Comcast Cable Communications                                8.375       05/01/07   2,400,000    2,646,233
  TCI Communications, Inc.                                    8.650       09/15/04   2,500,000    2,699,970
  Telephone & Data Systems, Inc.                              7.000       08/01/06   2,000,000    2,059,360
  Verizon Wireless, Inc. (C)                                  5.375       12/15/06   2,500,000    2,488,545
                                                                                                -----------

                                                                                                 11,936,970
                                                                                                -----------

TRANSPORTATION                                    1.3%
  Burlington Northern Santa Fe Corp.                          6.375       12/15/05   2,400,000    2,473,154
  Norfolk Southern Corp.                                      7.250       02/15/31   2,000,000    2,042,932
  Southwest Airlines Co.                                      8.700       07/01/11      16,321       16,636
  Union Pacific Railroad                                      6.540       07/01/15     363,531      360,943
                                                                                                -----------

                                                                                                  4,893,665
                                                                                                -----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $133,062,288)                                                                            136,335,958
                                                                                                -----------

MORTGAGE BACKED:                                 27.3%

FEDERAL HOME LOAN BANK                            1.5%
  Gold Pool C48129                                            7.000       03/01/31   5,586,692    5,694,934
                                                                                                -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                  % Net      Coupon       Maturity       Par         Value
                                                 Assets       Rate          Date       Amount      (Note 2)
                                                 ------       ----          ----       ------      --------

FEDERAL HOME LOAN MORTGAGE CORP.                  4.9%
  Series 1870-VC                                              6.500%      07/15/09  $3,500,000 $  3,605,770
  Series 2248-D                                               7.500       08/15/21   2,000,000    2,057,405
  Pool # C01005                                               8.000       06/01/30   4,041,741    4,236,951
  Pool # C54217                                               6.500       06/01/31   2,822,676    2,829,557
  Pool # C54900                                               6.500       07/01/31   5,941,271    5,955,753
                                                                                                -----------

                                                                                                 18,685,436
                                                                                                -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION            16.3%
  Pool # 383475                                               6.100       04/01/11   4,699,831    4,756,394
  Pool # 582558                                               6.000       05/01/16   2,775,912    2,784,586
  Pool # 585724                                               6.000       05/01/16   2,745,627    2,754,207
  Pool # 253847                                               6.000       05/01/21   6,458,606    6,387,739
  Series 1996-M6G                                             7.750       09/17/23      23,586       23,851
  Series 1998-63 Class PG                                     6.000       03/25/27  11,000,000   10,922,890
  Series 1998-W2-A8                                           6.500       06/25/28   5,000,000    4,665,583
  Pool # 519049                                               8.000       09/01/29   2,922,017    3,059,898
  Series 2351 Class PX                                        6.500       07/15/30   4,500,000    4,505,787
  Series 2001-72-NC                                           6.000       11/01/31  10,000,000   10,066,300
  Pool # 593187                                               7.000       11/01/31   6,863,155    7,000,418
  TBA                                                         6.000       12/01/31   5,999,400    5,874,538
                                                                                                -----------

                                                                                                 62,802,191
                                                                                                -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION          4.6%
  Pool # 002995                                               8.000       10/20/15   1,016,423    1,068,324
  Pool # 2714                                                 6.500       02/20/29   4,500,682    4,506,709
  Pool # 2921                                                 7.500       05/20/30   5,660,526    5,837,837
  Pool # 003068                                               6.500       04/20/31   6,309,085    6,310,741
                                                                                                -----------

                                                                                                 17,723,611
                                                                                                -----------

TOTAL MORTGAGE BACKED
(COST: $104,777,096)                                                                            104,906,172
                                                                                                -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS:          24.2%

FEDERAL FARM CREDIT BANK                          0.6%        3.875       12/15/04   2,400,000    2,389,128
                                                                                                -----------

FEDERAL HOME LOAN BANK                            3.7%        4.000       10/18/04   2,500,000    2,507,970
                                                              7.801       02/20/07   2,750,000    2,668,462
                                                              5.490       12/22/08   2,500,000    2,513,083
                                                              5.800       11/07/11   6,600,000    6,534,205
                                                                                                -----------

                                                                                                 14,223,720
                                                                                                -----------

FEDERAL HOME LOAN MORTGAGE CORP.                  1.5%        4.250       10/03/05   3,200,000    3,161,709
                                                              5.375       08/16/06   2,400,000    2,452,783
                                                                                                -----------

                                                                                                  5,614,492
                                                                                                -----------

FEDERAL NATIONAL MORTGAGE  ASSOCIATION            4.2%        3.500       09/15/04   4,200,000    4,179,932
                                                              6.000       05/15/11   4,500,000    4,572,509
                                                              6.250       07/19/11   3,000,000    3,078,105
                                                              5.500       10/18/11   4,300,000    4,199,677
                                                                                                -----------

                                                                                                 16,030,223
                                                                                                -----------

STUDENT LOAN MARKETING ASSOCIATION                0.5%        5.000       06/30/04   2,000,000    2,062,776
                                                                                                -----------

U.S. TREASURY BONDS                               4.2%       11.125       08/15/03   5,000,000    5,658,205
                                                              6.250       05/15/30   9,800,000   10,615,772
                                                                                                -----------

                                                                                                 16,273,977
                                                                                                -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                  % Net      Coupon       Maturity       Par         Value
                                                 Assets       Rate          Date       Amount      (Note 2)
                                                 ------       ----          ----       ------      --------

U.S. TREASURY NOTES                               9.5%        5.875%      11/15/04$  8,900,000 $  9,423,569
                                                              7.500       02/15/05  11,100,000   12,297,157
                                                              4.750       11/15/08  11,800,000   11,753,909
                                                              5.750       08/15/10   3,000,000    3,149,298
                                                                                                -----------

                                                                                                 36,623,933
                                                                                                -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $92,498,872)                                                                              93,218,249
                                                                                                -----------

                                                                                       Shares

INVESTMENT COMPANY:                               0.9%
  SSgA Prime Money Market Fund                                                       3,565,721    3,565,721
                                                                                                -----------

TOTAL INVESTMENT COMPANY
(COST: $3,565,721)                                                                                3,565,721
                                                                                                -----------

TOTAL INVESTMENTS                                98.8%                                          380,160,293
(COST: $375,457,132**)
NET OTHER ASSETS AND LIABILITIES                  1.2%                                            4,676,334
                                            ----------                                          -----------

TOTAL NET ASSETS                                100.0%                                         $384,836,627
                                            ----------                                          -----------
                                            ----------                                          -----------

**At December 31, 2001, the cost of securities for federal tax purposes was $375,507,874. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

        Gross unrealized appreciation................................$6,942,375
        Gross unrealized depreciation................................(2,289,956)
                                                                     ----------

        Net unrealized appreciation..................................$4,652,419
                                                                     ----------
                                                                     ----------

(B) Represents security that retains a specified coupon until a predetermined date, at which time a predetermined rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 1.77% of total net assets.

PLC   Public Limited Company.
TBA   To Be Announced.

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                             Schedule of Investments
                                December 31, 2001

                                                % Net       Coupon     Maturity          Par         Value
                                               Assets        Rate        Date          Amount      (Note 2)
                                               ------        ----        ----          ------      --------
COMMERCIAL MORTGAGE BACKED:                     0.4%
  Commercial Mortgage Acceptance Corporation,
  Series 1998 C2 Class F                                     5.440%     05/15/13     $100,000       $68,691
                                                                                                 ----------

TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $69,123)                                                                                      68,691
                                                                                                 ----------

CORPORATE NOTES AND BONDS:                     80.3%

AEROSPACE/DEFENSE                               0.4%
  Alliant Techsystems, Inc.                                  8.500      05/15/11       65,000        67,600
                                                                                                 ----------

BASIC MATERIALS                                 2.8%
  Appleton Papers, Inc. (C)                                 12.500      12/15/08       50,000        48,000
  Buckeye Technologies, Inc.                                 9.250      09/15/08       50,000        49,250
  Dresser, Inc. (C)                                          9.375      04/15/11      100,000       102,000
  FiberMark, Inc.                                           10.750      04/15/11       60,000        54,000
  Grant Prideco, Inc.                                        9.625      12/01/07       50,000        49,625
  Huntsman International LLC                                10.125      07/01/09      100,000        96,000
  Sovereign Specialty Chemicals, Inc.                       11.875      03/15/10       50,000        48,000
  U.S. Timberlands Klamath Falls                             9.625      11/15/07       60,000        40,200
                                                                                                 ----------

                                                                                                    487,075
                                                                                                 ----------

BUILDING AND CONSTRUCTION                      3.8%
  American Standard, Inc.                                    7.125      02/15/03       20,000        20,300
  American Standard, Inc.                                    7.375      02/01/08      215,000       217,150
  American Standard, Inc.                                    7.625      02/15/10       20,000        20,100
  Atrium Cos., Inc., Series B                               10.500      05/01/09       50,000        46,500
  D. R. Horton, Inc.                                         9.750      09/15/10       50,000        51,500
  D. R. Horton, Inc.                                         9.375      03/15/11       50,000        51,250
  Meritage Corp.                                             9.750      06/01/11       15,000        15,469
  MMI Products, Inc. (C)                                    13.000      04/15/07       25,000        24,063
  MMI Products, Inc., Series B                              11.250      04/15/07       85,000        78,412
  Nortek, Inc., Series B                                     9.250      03/15/07       80,000        81,600
  Nortek, Inc., Series B                                     8.875      08/01/08       65,000        65,162
                                                                                                 ----------

                                                                                                    671,506
                                                                                                 ----------

CHEMICALS AND DRUGS                             2.3%
  Acetex Corp. (C)(D)                                       10.875      08/01/09       75,000        75,000
  Lyondell Chemical Co., Series A                            9.625      05/01/07      100,000       101,000
  MacDermid, Inc.                                            9.125      07/15/11       60,000        61,500
  Noveon, Inc., Series B (C)                                11.000      02/28/11      100,000       105,000
  Sterling Chemicals, Inc., Series B (E)                    12.375      07/15/06       65,000        53,950
                                                                                                 ----------

                                                                                                    396,450
                                                                                                 ----------

COMMUNICATION                                   7.4%
  Alamosa PCS Holdings, Inc. (B)                            12.875      02/15/10      100,000        62,000
  Allegiance Telecom, Inc., Series B (B)                    11.750      02/15/08       65,000        28,600
  Allegiance Telecom, Inc.                                  12.875      05/15/08       40,000        29,600
  American Cellular Corp.                                    9.500      10/15/09      125,000       121,250
  American Tower Corp.                                       9.375      02/01/09       85,000        68,425
  AT&T Wireless Services, Inc.                               7.875      03/01/11      100,000       106,901
  Centennial Cellular Operating Co.                         10.750      12/15/08       50,000        42,000
  Charter Communications Holdings LLC                        8.250      04/01/07      335,000       322,019
  Emmis Communications Corp. (B)                            12.500      03/15/11       85,000        51,425
  Exodus Communications, Inc. (E)                           11.625      07/15/10       55,000         9,900
  ITC/\DeltaCom, Inc.                                        9.750      11/15/08       45,000        16,650
  Nextel Communications, Inc. (B)                            9.950      02/15/08      210,000       144,375
  Nextel Communications, Inc.                                9.500      02/01/11       60,000        46,800
  Nextel International, Inc. (B)                            13.000      04/15/07       50,000         2,500
  Rural Cellular Corp., Series B                             9.625      05/15/08       70,000        72,100

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net       Coupon     Maturity          Par         Value
                                               Assets        Rate        Date          Amount      (Note 2)
                                               ------        ----        ----          ------      --------
COMMUNICATION (Continued)
  Telewest Communications PLC (B)(D)                         9.250%     04/15/04    $  65,000  $     28,681
  Telewest Communications PLC (D)                            9.875      02/01/10      110,000        77,000
  Triton PCS, Inc. (C)                                       8.750      11/15/11       60,000        60,000
  XO Communications (D) (E)                                 10.750      06/01/09       60,000         7,500
                                                                                                 ----------

                                                                                                  1,297,726
                                                                                                 ----------

CONSUMER CYCLICAL                               2.3%
  Dura Operating Corp., Series D                             9.000      05/01/09       90,000        84,600
  Lear Corp., Series B                                       8.110      05/15/09      100,000       101,165
  United Stationers Supply Co.                               8.375      04/15/08      185,000       186,619
  WestPoint Stevens, Inc.                                    7.875      06/15/05       65,000        21,125
  WestPoint Stevens, Inc.                                    7.875      06/15/08       25,000         7,750
                                                                                                 ----------

                                                                                                    401,259
                                                                                                 ----------

CONSUMER SERVICES                               1.1%
  Iron Mountian, Inc.                                        8.625      04/01/13       75,000        78,000
  Michael Foods, Inc., Series B                             11.750      04/01/11       80,000        86,400
  Prime Hospitality Corp., Series B                          9.750      04/01/07       30,000        30,225
                                                                                                 ----------

                                                                                                    194,625
                                                                                                 ----------

CONSUMER STAPLES                                1.4%
  Remington Products Co., LLC, Series D                     11.000      05/15/06       30,000        22,950
  Samsonite Corp.                                           10.750      06/15/08       70,000        48,825
  Sealy Mattress Co. (C)                                     9.875      12/15/07       85,000        85,000
  Simmons Co., Series B                                     10.250      03/15/09       80,000        80,800
                                                                                                 ----------

                                                                                                    237,575
                                                                                                 ----------

CONTAINERS/PACKAGING                            2.8%
  Ball Corp.                                                 8.250      08/01/08      105,000       110,775
  Consolidated Container Co. LLC                            10.125      07/15/09       55,000        41,800
  Gaylord Container Corp., Series B                          9.750      06/15/07       55,000        46,475
  Gaylord Container Corp., Series B                          9.375      06/15/07        5,000         4,225
  Plastipak Holdings, Inc. (C)                              10.750      09/01/11      140,000       147,000
  Riverwood International Corp.                             10.250      04/01/06      100,000       103,000
  Riverwood International Corp.                             10.625      08/01/07       40,000        42,000
                                                                                                 ----------

                                                                                                    495,275
                                                                                                 ----------

DEFENSE ELECTRONICS                             0.6%
  L-3 Communications Corp.                                   8.000      08/01/08      105,000       109,331
                                                                                                 ----------

DURABLE GOODS                                   0.8%
  American Axle & Manufacturing, Inc.                        9.750      03/01/09       70,000        72,275
  Collins & Aikman Products (C)                             10.750      12/31/11       30,000        30,075
  Hayes Lemmerz International, Inc. (C) (E)                 11.875      06/15/06       80,000        38,000
                                                                                                 ----------

                                                                                                    140,350
                                                                                                 ----------

ENERGY                                          5.8%
  AES Corp.                                                  8.875      02/15/11       80,000        70,400
  Chesapeake Energy Corp.                                    8.125      04/01/11      160,000       155,200
  CMS Energy Corp.                                           8.500      04/15/11       60,000        59,941
  Mission Resources Corp. (C)                               10.875      04/01/07       65,000        58,500
  Ocean Energy, Inc., Series B                               8.875      07/15/07       60,000        62,700
  P&L Coal Holdings Corp., Series B                          8.875      05/15/08       74,000        78,810
  Peabody Energy Corp., Series B                             9.625      05/15/08      135,000       144,788
  Pioneer Natural Resources Co.                              9.625      04/01/10       95,000       104,047
  SESI LLC                                                   8.875      05/15/11       40,000        37,600
  Stone Energy Corp. (C)                                     8.250      12/15/11       25,000        25,375
  Tesoro Petroleum Corp., Series B                           9.000      07/01/08       80,000        80,600
  Triton Energy, Ltd.                                        8.875      10/01/07       55,000        61,050
  Westport Resources Corp. (C)                               8.250      11/01/11       75,000        75,750
                                                                                                 ----------

                                                                                                  1,014,761
                                                                                                 ----------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net       Coupon     Maturity          Par         Value
                                               Assets        Rate        Date          Amount      (Note 2)
                                               ------        ----        ----          ------      --------
FINANCE                                         2.3%
  Global Crossings Holdings, Ltd. (D) (E)                    9.500%     11/15/09    $  40,000    $    4,400
  Ono Finance PLC (D)                                       13.000      05/01/09      130,000        98,638
  Silgan Holdings, Inc.                                      9.000      06/01/09      110,000       112,200
  Thermadyne Manufacturing LLC / Capital Corp. (E)           9.875      06/01/08       70,000        26,250
  Willis Corroon Corp.                                       9.000      02/01/09      110,000       114,400
  Yell Finance BV (D)                                       10.750      08/01/11       50,000        53,500
                                                                                                 ----------

                                                                                                    409,388
                                                                                                 ----------

HEALTH CARE SERVICES                            3.9%
  Alaris Medical Systems, Inc. (C)                          11.625      12/01/06       15,000        16,200
  Alliance Imaging, Inc.                                    10.375      04/15/11       40,000        42,400
  HCA, Inc.                                                  7.875      02/01/11      260,000       265,200
  HEALTHSOUTH Corp. (C)                                      8.375      10/01/11      175,000       180,250
  InSight Health Services Corp.                              9.875      11/01/11       50,000        51,750
  Triad Hospitals, Inc., Series B                            8.750      05/01/09      125,000       130,312
                                                                                                 ----------

                                                                                                    686,112
                                                                                                 ----------

INDUSTRIALS                                     2.9%
  Actuant Corp.                                             13.000      05/01/09       50,000        53,500
  Blount, Inc.                                               7.000      06/15/05       70,000        57,750
  Blount, Inc.                                              13.000      08/01/09       10,000         4,600
  General Binding Corp.                                      9.375      06/01/08      120,000        96,600
  Manitowoc Co., Inc. (D)                                   10.375      05/15/11       55,000        49,448
  Moog, Inc., Series B                                      10.000      05/01/06      145,000       147,175
  Navistar International Corp., Series B                     9.375      06/01/06       85,000        89,250
                                                                                                 ----------

                                                                                                    498,323
                                                                                                 ----------

MACHINERY                                       1.5%
  AGCO Corp. (C)                                             9.500      05/01/08       80,000        83,600
  Columbus McKinnon Corp.                                    8.500      04/01/08       60,000        55,800
  Terex Corp.                                                8.875      04/01/08      100,000        98,500
  Terex Corp.                                               10.375      04/01/11       25,000        26,000
                                                                                                 ----------

                                                                                                    263,900
                                                                                                 ----------

MEDIA                                           5.7%
  Acme Communications, Inc., Series B (B)                   10.875      09/30/04       25,000        24,031
  AMFM, Inc.                                                 8.000      11/01/08      130,000       135,200
  Callahan Nordrhein Westfalen (D)                          14.000      07/15/10      100,000        66,000
  CanWest Media, Inc. (D)                                   10.625      05/15/11       10,000        10,638
  Echostar Broadband Corp. (C)                              10.375      10/01/07       65,000        68,087
  Ekabel Hessen (D)                                         14.500      09/01/10       50,000        23,500
  LIN Television Corp. (C)                                   8.000      01/15/08       35,000        35,263
  MediaCom Broadband LLC                                    11.000      07/15/13       80,000        87,800
  MediaCom LLC                                               9.500      01/15/13       45,000        46,688
  PRIMEDIA, Inc.                                             8.875      05/15/11       75,000        67,500
  Quebecor Media, Inc (D)                                   11.125      07/15/11      145,000       154,787
  Radio One, Inc., Series B                                  8.875      07/01/11       60,000        61,950
  Spanish Broadcasting Systems, Inc. (C)                     9.625      11/01/09       60,000        59,400
  Telemundo Holdings, Inc., Series D                        11.500      08/15/03       50,000        47,000
  TransWestern Publishing Co., Series F (C)                  9.625      11/15/07      110,000       112,750
                                                                                                 ----------

                                                                                                  1,000,594
                                                                                                 ----------

METALS AND MINING                               2.0%
  AK Steel Corp.                                             9.125      12/15/06       90,000        92,025
  Century Aluminum Co. (C)                                  11.750      04/15/08       85,000        87,975
  Compass Minerals Group, Inc. (C)                          10.000      08/15/11       15,000        15,563
  Earle M. Jorgensen Co., Series B                           9.500      04/01/05       50,000        48,000
  Kaiser Aluminum & Chemical Corp.                           9.875      02/15/02        5,000         4,981
  Luscar Coal, Ltd. (D)                                      9.750      10/15/11       45,000        46,575
  WCI Steel, Inc., Series B                                 10.000      12/01/04      110,000        58,300
                                                                                                 ----------

                                                                                                    353,419
                                                                                                 ----------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net       Coupon     Maturity          Par         Value
                                               Assets        Rate        Date          Amount      (Note 2)
                                               ------        ----        ----          ------      --------
PRINTING                                        0.3%
  Hollinger International Publishing, Inc.                   9.250%     03/15/07      $60,000     $  59,475
                                                                                                 ----------

RECREATION                                     11.3%
  AMC Entertainment, Inc.                                    9.500      02/01/11       90,000        87,413
  Ameristar Casinos, Inc.                                   10.750      02/15/09       60,000        64,800
  Argosy Gaming Co.                                         10.750      06/01/09       25,000        27,469
  Argosy Gaming Co.                                          9.000      09/01/11       35,000        36,575
  Aztar Corp.                                                8.875      05/15/07      110,000       113,575
  Boyd Gaming Corp.                                          9.500      07/15/07       15,000        14,812
  Boyd Gaming Corp. (C)                                      9.250      08/01/09      210,000       214,200
  Coast Hotels and Casinos, Inc.                             9.500      04/01/09      115,000       117,875
  Felcor Lodging LP                                          8.500      06/01/11          500           480
  HMH Properties, Inc., Series C                             8.450      12/01/08      120,000       114,000
  Horseshoe Gaming Holding Corp., Series B                   8.625      05/15/09       60,000        61,950
  Mandalay Resort Group                                      9.500      08/01/08       60,000        62,850
  MGM Mirage, Inc.                                           9.750      06/01/07       95,000        99,513
  MGM Mirage, Inc.                                           8.375      02/01/11      225,000       222,187
  Park Place Entertainment Corp.                             8.875      09/15/08      295,000       300,531
  Pinnacle Entertainment, Inc., Series B                     9.250      02/15/07      120,000       103,800
  Station Casinos, Inc.                                      8.375      02/15/08      175,000       177,625
  Station Casinos, Inc.                                      8.875      12/01/08       50,000        49,000
  Station Casinos, Inc.                                      9.875      07/01/10      100,000       101,625
                                                                                                 ----------

                                                                                                  1,970,280
                                                                                                 ----------

RETAIL                                          4.5%
  7-Eleven, Inc.                                             5.000      12/15/03       75,000        70,500
  Advance Stores Co., Inc. (C)                              10.250      04/15/08       50,000        50,750
  Amerigas Partners LP (C)                                   8.875      05/20/11      150,000       154,500
  Finlay Fine Jewelry Corp.                                  8.375      05/01/08       75,000        67,125
  Fleming Cos., Inc.                                        10.125      04/01/08       90,000        90,900
  Gap, Inc. (C)                                              8.800      12/15/08      110,000        96,248
  J Crew Operating Corp.                                    10.375      10/15/07       50,000        41,000
  K-Mart Corp.                                               9.375      02/01/06      110,000        90,957
  Williams Scotsman, Inc.                                    9.875      06/01/07      125,000       123,125
                                                                                                 ----------

                                                                                                    785,105
                                                                                                 ----------

SCHOOLS                                         0.3%
  KinderCare Learning Centers, Inc., Series B                9.500      02/15/09       50,000        47,750
                                                                                                 ----------

TECHNOLOGY                                      3.4%
  Applied Extrusion Technologies, Inc., Series B            10.750      07/01/11       20,000        21,300
  Argo-Tech Corp.                                            8.625      10/01/07       35,000        22,400
  Buckeye Technologies, Inc.                                 8.000      10/15/10      100,000        92,000
  Fisher Scientific International, Inc.                      9.000      02/01/08       50,000        51,250
  Flextronics International, Ltd. (D)                        9.875      07/01/10      150,000       157,500
  K & F Industries, Inc., Series B                           9.250      10/15/07       90,000        90,000
  Unisys Corp.                                               8.125      06/01/06       60,000        59,700
  Unisys Corp.                                               7.875      04/01/08      105,000       102,113
                                                                                                 ----------

                                                                                                    596,263
                                                                                                 ----------

TELECOMMUNICATIONS                              8.8%
  360networks, Inc. (D)(E)                                  12.000      08/01/09       35,000            44
  Adelphia Communications Corp., Series B                    8.375      02/01/08      150,000       138,938
  Adelphia Communications Corp.                              9.375      11/15/09      125,000       120,156
  COLT Telecom Group PLC (B)(D)                             12.000      12/15/06       85,000        74,800
  Crown Castle International Corp.                          10.750      08/01/11      100,000        97,750
  EchoStar DBS Corp.                                         9.375      02/01/09      260,000       267,800
  Energis PLC (D)                                            9.750      06/15/09       45,000        35,550
  Global Crossings Holdings, Ltd. (D) (E)                    8.700      08/01/07      110,000         9,900
  GT Group Telecom, Inc. (B)(D)                             13.250      02/01/10       50,000         6,500
  Insight Midwest/Insight Capital, Inc.                      9.750      10/01/09       50,000        52,750
  LIN Holdings Corp. (B)                                    10.000      03/01/08      175,000       110,250
  NTL Communications Corp. (B)                              12.375      10/01/08      190,000        47,500

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net       Coupon     Maturity          Par         Value
                                               Assets        Rate        Date          Amount      (Note 2)
                                               ------        ----        ----          ------      --------
TELECOMMUNICATIONS (Continued)
  Paxson Communications Corp. (C)                           10.750%     07/15/08     $110,000      $115,362
  SBA Communications Corp. (B)                              12.000      03/01/08       55,000        41,250
  Spectrasite Holdings, Inc. (B)                            11.250      04/15/09       85,000        22,100
  Spectrasite Holdings, Inc., Series B                      10.750      03/15/10       50,000        24,500
  Tele1 Europe B.V. (D)                                     13.000      05/15/09       50,000        18,000
  TeleCorp PCS, Inc.                                        10.625      07/15/10       50,000        58,000
  Time Warner Telecom, Inc.                                  9.750      07/15/08       85,000        68,212
  United Pan-Europe, Series B (D)                           10.875      08/01/09       25,000         3,250
  Voicestream Wireless Corp.                                10.375      11/15/09       72,000        81,720
  Young Broadcasting, Inc., Series B                         8.750      06/15/07       55,000        49,225
  Young Broadcasting, Inc. (C)                               8.500      12/15/08       95,000        95,475
                                                                                                 ----------

                                                                                                  1,539,032
                                                                                                 ----------

TRANSPORTATION                                  0.6%
  GulfMark Offshore, Inc.                                    8.750      06/01/08      110,000       104,500
                                                                                                 ----------

WASTE DISPOSAL                                  1.3%
  Allied Waste North America, Inc., Series B                 7.625      01/01/06      120,000       118,500
  Allied Waste North America, Inc., Series B (C)             8.875      04/01/08       35,000        36,050
  Allied Waste North America, Inc., Series B                10.000      08/01/09       65,000        66,950
                                                                                                 ----------

                                                                                                    221,500
                                                                                                 ----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $14,476,291)                                                                              14,049,174
                                                                                                 ----------

                                                                                       Shares

PREFERRED STOCK:                                1.5%

FINANCE                                         0.6%
  Fresenius Medical Care Capital Trust, 7.75% PIK                                       1,050       105,000
                                                                                                 ----------

MEDIA                                           0.9%
  Cablevision Systems Corp., Series M                                                   1,027       107,836
  PRIMEDIA, Inc., Series H 8.625% PIK                                                   1,100        45,100
                                                                                                 ----------

                                                                                                    152,936
                                                                                                 ----------

TOTAL PREFERRED STOCK
(COST: $299,637)                                                                                    257,936
                                                                                                 ----------

WARRANTS AND RIGHTS:                            0.0%

COMMUNICATION                                   0.0%
  GT Group Telecom, Inc. (C)*                                                              50           250
                                                                                                 ----------

TOTAL WARRANTS AND RIGHTS
(COST: $2,250)                                                                                          250
                                                                                                 ----------

INVESTMENT COMPANY:                            15.5%
  SSgA Prime Money Market Fund                                                      2,710,409     2,710,409
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $2,710,409)                                                                                2,710,409
                                                                                                 ----------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                               (Note 2)
                                              ------                                               --------
TOTAL INVESTMENTS                              97.7%                                            $17,086,460
(COST: $17,557,710**)
NET OTHER ASSETS AND LIABILITIES                2.3%                                                409,406
                                           ----------                                            ----------

TOTAL NET ASSETS                              100.0%                                            $17,495,866
                                           ----------                                            ----------
                                           ----------                                            ----------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $17,509,343. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................ $442,385
     Gross unrealized depreciation................................ (865,268)
                                                                  ---------

     Net unrealized depreciation..................................($422,883)
                                                                  ---------
                                                                  ---------

(B) Represents security that retains a specified coupon until a predetermined date, at which time a predetermined rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate value of these securities is 5.72% of total net assets.

(E) In Default.

PIK   Payment-In-Kind.
PLC   Public Limited Company.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                  Appreciation/
Currency    Settlement Date  Local Amount  Face Amount  Value    (Depreciation)
--------    ---------------  ------------  -----------  -----    --------------

Euro (Sell)     3/19/2002        55,182       $48,781   $48,971       ($190)

See accompanying notes to financial statements.

                                  BALANCED FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 54.3%

BASIC MATERIALS                                 1.6%
  Dow Chemical Co.                                                                  108,000      $3,648,240
  Rohm and Haas Co.                                                                 126,000       4,363,380
  Willamette Industries, Inc.                                                        55,000       2,866,600
                                                                                                 ----------

                                                                                                 10,878,220
                                                                                                 ----------

CAPITAL GOODS                                   5.8%
  Celestica, Inc. *                                                                  86,000       3,473,540
  Dover Corp.                                                                       119,000       4,411,330
  Emerson Electric Co.                                                               62,700       3,580,170
  Honeywell International, Inc.                                                     103,000       3,483,460
  Illinois Tool Works, Inc.                                                          58,000       3,927,760
  Pall Corp.                                                                        226,000       5,437,560
  Textron, Inc.                                                                      95,000       3,938,700
  Tyco International, Ltd.                                                          111,000       6,537,900
  United Technologies Corp.                                                          69,000       4,459,470
                                                                                                 ----------

                                                                                                 39,249,890
                                                                                                 ----------

COMMUNICATION SERVICES                          3.3%
  ALLTEL Corp.                                                                       76,000       4,691,480
  AT&T Corp.                                                                        158,998       2,884,224
  AT&T Wireless Services, Inc. *                                                    157,965       2,269,957
  Sprint Corp. (FON Group)                                                          134,000       2,690,720
  Verizon Communications                                                             91,012       4,319,429
  Vodafone Group, PLC, ADR                                                          114,025       2,928,162
  WorldCom, Inc.                                                                    200,000       2,816,000
                                                                                                 ----------

                                                                                                 22,599,972
                                                                                                 ----------

CONSUMER CYCLICAL                               2.8%
  Carnival Corp.                                                                    128,300       3,602,664
  IMS Health, Inc.                                                                  311,400       6,075,414
  PRIMEDIA, Inc. *                                                                  195,200         849,120
  Tiffany & Co.                                                                     173,900       5,472,633
  Wal-Mart Stores, Inc.                                                              53,200       3,061,660
                                                                                                 ----------

                                                                                                 19,061,491
                                                                                                 ----------

CONSUMER STAPLES                                7.8%
  Cox Communications, Inc., Class A *                                               147,200       6,169,152
  CVS Corp.                                                                         184,352       5,456,819
  General Mills, Inc.                                                                67,400       3,505,474
  Kimberly-Clark Corp.                                                              108,300       6,476,340
  McDonald's Corp.                                                                  263,100       6,964,257
  Safeway, Inc. *                                                                    77,300       3,227,275
  Sara Lee Corp.                                                                    185,300       4,119,219
  Target Corp.                                                                      332,000      13,628,600
  Walt Disney Co.                                                                   153,600       3,182,592
                                                                                                 ----------

                                                                                                 52,729,728
                                                                                                 ----------

ENERGY                                          3.9%
  BP PLC, ADR                                                                        78,146       3,634,571
  ExxonMobil Corp.                                                                  130,200       5,116,860
  Kerr-McGee Corp.                                                                   57,700       3,161,960
  Schlumberger, Ltd.                                                                 87,600       4,813,620
  Transocean Sedco Forex, Inc.                                                       37,062       1,253,437
  Unocal Corp.                                                                      119,000       4,292,330
  USX-Marathon Group                                                                153,100       4,593,000
                                                                                                 ----------

                                                                                                 26,865,778
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
FINANCE                                         9.2%
  Allstate Corp.                                                                    210,014      $7,077,472
  Bank of America Corp.                                                              94,698       5,961,239
  Bank One Corp.                                                                    123,890       4,837,905
  Chubb Corp.                                                                        51,000       3,519,000
  Citigroup                                                                         234,005      11,812,572
  Countrywide Credit Industries, Inc.                                                97,100       3,978,187
  FleetBoston Financial Corp.                                                       118,400       4,321,600
  Household International, Inc.                                                      69,000       3,997,860
  MBIA, Inc.                                                                         97,800       5,245,014
  Morgan Stanley Dean Witter & Co.                                                  107,000       5,985,580
  Wells Fargo & Co.                                                                 135,200       5,874,440
                                                                                                 ----------

                                                                                                 62,610,869
                                                                                                 ----------

HEALTHCARE                                      7.8%
  American Home Products Corp.                                                      115,000       7,056,400
  Applera Corp.- Applied Biosytems Group                                            133,200       5,230,764
  Baxter International, Inc.                                                        145,300       7,792,439
  Bristol-Myers Squibb Co.                                                          178,200       9,088,200
  Genzyme Corp. *                                                                    64,200       3,843,012
  GlaxoSmithKline PLC, ADR                                                           97,850       4,874,887
  MedImmune, Inc. *                                                                  71,000       3,290,850
  Pharmacia Corp.                                                                   186,228       7,942,624
  QLT, Inc. *                                                                       141,300       3,590,433
                                                                                                 ----------

                                                                                                 52,709,609
                                                                                                 ----------

TECHNOLOGY                                      9.4%
  3Com Corp.                                                                        124,200         792,396
  ADC Telecommunications, Inc. *                                                    336,000       1,545,600
  Agilent Technologies, Inc. *                                                       66,603       1,898,852
  Applied Materials, Inc. *                                                          54,100       2,169,410
  Computer Sciences Corp. *                                                         119,600       5,858,008
  Conexant Systems, Inc. *                                                          126,000       1,809,360
  EMC Corp.                                                                         134,400       1,806,336
  Gateway, Inc. *                                                                   241,500       1,941,660
  Hewlett-Packard Co.                                                               140,400       2,883,816
  International Business Machines Corp.                                              87,700      10,608,192
  Keane, Inc. *                                                                     289,700       5,223,291
  Koninklijke (Royal) Philips Electronics N.V., ADR                                 176,148       5,127,668
  Micron Technology, Inc. *                                                         109,600       3,397,600
  Motorola, Inc.                                                                    292,200       4,388,844
  Palm, Inc. *                                                                      224,514         871,114
  PeopleSoft, Inc. *                                                                164,000       6,592,800
  Texas Instruments, Inc.                                                           169,900       4,757,200
  VERITAS Software Corp. *                                                           47,064       2,109,879
                                                                                                 ----------

                                                                                                 63,782,026
                                                                                                 ----------

TRANSPORTATION                                  0.9%
  Delta Air Lines, Inc.                                                              65,000       1,901,900
  FedEx Corp. *                                                                      85,000       4,409,800
                                                                                                 ----------

                                                                                                  6,311,700
                                                                                                 ----------

UTILITIES                                       1.8%
  Duke Energy Corp.                                                                 153,000       6,006,780
  El Paso Corp.                                                                      60,000       2,676,600
  Williams Cos., Inc.                                                               141,000       3,598,320
                                                                                                 ----------

                                                                                                 12,281,700
                                                                                                 ----------

TOTAL COMMON STOCKS
(COST: $323,865,223)                                                                            369,080,983
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net     Coupon       Maturity          Par         Value
                                               Assets      Rate          Date          Amount      (Note 2)
                                               ------      ----          ----          ------      --------
ASSET BACKED:                                   2.5%
  ABSC Long Beach Home Equity Trust,
      Series 2000-LB1, Class AF5                           8.050%       09/21/30   $5,150,000  $  5,436,909
  Conseco Finance Securitizations Corp.,
      Series 2001-1, Class M1                              7.535        07/01/32    5,000,000     4,970,088
  Conseco Finance Securitizations Corp.,
      Series 2001-4, Class A3                              6.090        09/01/33    2,100,000     2,099,672
  Green Tree Home Equity Loan Trust,
      Series 1999-A, Class B1                              8.970        11/15/27    4,100,000     4,254,365
                                                                                                 ----------

TOTAL ASSET BACKED
(COST: $16,489,181)                                                                              16,761,034
                                                                                                 ----------

COMMERCIAL MORTGAGE BACKED:                     2.9%
  Banc America Large Loan, Inc.,
      Series 2001, Class A2 (C)                            6.490        12/13/16    5,500,000     5,490,332
  Chase Commercial Mortgage Securities Corp.,
      Series 2000-1, Class A2                              7.757        04/15/32    5,000,000     5,468,741
  First Union National Bank of America,
      Series 2001-C1, Class E                              6.624        01/15/11    5,000,000     4,964,780
  Morgan Stanley Capital I, Inc.,
      Series 1999-Cam1, Class A2                           6.760        11/15/08    3,400,962     3,567,304
                                                                                                 ----------

TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $19,080,972)                                                                              19,491,157
                                                                                                 ----------

CORPORATE NOTES AND BONDS:                     16.4%

CAPITAL GOODS                                   0.3%
  Giddings & Lewis, Inc.                                   7.500        10/01/05      500,000       517,486
  United Technologies Corp.                                7.125        11/15/10    1,500,000     1,606,026
                                                                                                 ----------

                                                                                                  2,123,512
                                                                                                 ----------

CHEMICALS                                       0.4%
  Dow Chemical Co.                                         7.375        11/01/29    2,400,000     2,648,904
                                                                                                 ----------

COMMUNICATION SERVICES                          0.9%
  Sprint Capital Corp.                                     7.125        01/30/06    1,500,000     1,563,549
  Verizon Global Funding Corp.                             7.750        12/01/30    2,000,000     2,225,982
  WorldCom, Inc.                                           8.250        05/15/31    2,500,000     2,642,637
                                                                                                 ----------

                                                                                                  6,432,168
                                                                                                 ----------

CONSUMER STAPLES                                0.3%
  Kellogg Co.                                              6.000        04/01/06    2,000,000     2,048,010
                                                                                                 ----------

ENERGY                                          4.2%
  Allegheny Energy, Inc.                                   7.750        08/01/05    2,500,000     2,670,107
  American Electric Power, Inc.                            6.125        05/15/06    3,000,000     2,969,757
  Coastal Corp.                                            7.500        08/15/06    3,000,000     3,036,711
  Conoco, Inc.                                             5.900        04/15/04    2,500,000     2,596,365
  DTE Energy Co.                                           6.450        06/01/06    2,000,000     2,052,730
  Energy East Corp.                                        8.050        11/15/10    2,000,000     2,083,712
  Occidental Petroleum Corp.                               5.875        01/15/07    2,500,000     2,491,283
  Phillips Petroleum Co.                                   8.500        05/25/05    2,500,000     2,764,690
  Progress Energy, Inc.                                    7.750        03/01/31    2,000,000     2,139,152
  Virginia Electric & Power Co., Series A                  5.750        03/31/06    3,000,000     3,030,372
  YPF Sociedad Anonima (D)                                 8.000        02/15/04    3,000,000     2,400,000
                                                                                                 ----------

                                                                                                 28,234,879
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net     Coupon       Maturity          Par         Value
                                               Assets      Rate          Date          Amount      (Note 2)
                                               ------      ----          ----          ------      --------
FINANCE                                         5.4%
  ACE INA Holdings, Inc.                                   8.300%       08/15/06   $2,500,000    $2,707,315
  BankAmerica Corp.                                        8.500        01/15/07    1,500,000     1,676,555
  Barclays Bank PLC (B)(C)(D)                              8.550        06/15/11    2,000,000     2,228,782
  Bear Stearns Cos., Inc.                                  6.500        05/01/06    2,000,000     2,064,066
  First Bank National Association                          7.550        06/15/04    2,200,000     2,370,080
  General Electric Global Insurance Corp.                  7.000        02/15/26    3,500,000     3,615,741
  Household Finance Corp.                                  6.500        11/15/08    2,000,000     1,996,962
  J.P. Morgan Chase & Co.                                  7.125        06/15/09    2,500,000     2,650,887
  Merrill Lynch & Co., Inc.                                6.000        02/17/09    2,000,000     1,991,632
  Morgan Stanley Dean Witter & Co.                         6.100        04/15/06    3,400,000     3,503,754
  Royal & Sun Alliance Insurance Group PLC (D)             8.950        10/15/29    1,500,000     1,594,662
  UBS Preferred Funding Trust                              8.622        10/01/10    2,250,000     2,503,589
  Wachovia Corp.                                           4.950        11/01/06      500,000       490,921
  Wachovia Corp.                                           6.150        03/15/09    2,000,000     1,997,798
  Washington Mutual Finance                                6.250        05/15/06    3,000,000     3,095,487
  Wells Fargo Financial, Inc.                              5.875        08/15/08    2,500,000     2,504,095
                                                                                                 ----------

                                                                                                 36,992,326
                                                                                                 ----------

HEALTHCARE                                      0.3%
  American Home Products Corp.                             6.250        03/15/06    2,000,000     2,070,910
                                                                                                 ----------

INDUSTRIALS                                     1.3%
  Caterpillar Financial Services Corp.                     7.590        12/10/03    2,000,000     2,147,482
  Ford Motor Credit Co.                                    7.600        08/01/05    2,000,000     2,053,006
  General Motors Acceptance Corp.                          6.875        09/15/11    2,250,000     2,204,008
  International Paper Co.                                  8.125        07/08/05    2,400,000     2,594,498
                                                                                                 ----------

                                                                                                  8,998,994
                                                                                                 ----------

REITS                                           0.5%
  EOP Operating LP                                         8.100        08/01/10    3,000,000     3,227,730
                                                                                                 ----------

RETAIL                                          0.9%
  Delhaize America, Inc.                                   7.375        04/15/06    2,000,000     2,120,290
  Kroger Co.                                               7.800        08/15/07    1,500,000     1,640,710
  Safeway, Inc.                                            7.000        09/15/07    2,000,000     2,117,434
                                                                                                 ----------

                                                                                                  5,878,434
                                                                                                 ----------

TECHNOLOGY                                      0.3%
  Lockheed Martin Corp.                                    7.250        05/15/06    2,000,000     2,146,960
                                                                                                 ----------

TELECOMMUNICATIONS                              1.3%
  AOL Time Warner, Inc.                                    6.125        04/15/06    2,000,000     2,042,862
  TCI Communications, Inc.                                 8.650        09/15/04    2,500,000     2,699,970
  Telephone & Data Systems, Inc.                           7.000        08/01/06    1,500,000     1,544,520
  Verizon Wireless, Inc. (C)                               5.375        12/15/06    2,500,000     2,488,545
                                                                                                 ----------

                                                                                                  8,775,897
                                                                                                 ----------

TRANSPORTATION                                  0.3%
  Norfolk Southern Corp.                                   7.250        02/15/31    2,000,000     2,042,932
                                                                                                 ----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $108,254,980)                                                                            111,621,656
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net      Coupon       Maturity          Par         Value
                                              Assets       Rate          Date          Amount      (Note 2)
                                              ------       ----          ----          ------      --------
MORTGAGE BACKED:                               11.2%

FEDERAL HOME LOAN MORTGAGE CORP.                2.7%
  Pool # C01005                                            8.000%       06/01/30   $3,233,393  $  3,389,561
  Pool # C48580                                            7.000        03/01/31    5,218,866     5,319,981
  Pool # C54217                                            6.500        06/01/31    3,796,013     3,805,266
  Pool # C54900                                            6.500        07/01/31    5,446,166     5,459,441
                                                                                                 ----------

                                                                                                 17,974,249
                                                                                                 ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION           6.2%
  Pool # 383475                                            6.100        04/01/11    4,386,509     4,439,301
  Pool # 547618                                            6.500        09/01/15    3,060,352     3,141,888
  Pool # 582558                                            6.000        05/01/16    5,089,171     5,105,075
  Pool # 253847                                            6.000        05/01/21    5,494,635     5,434,345
  Series 1996-M6G                                          7.750        09/17/23       94,342        95,404
  Series 1998-63 Class PG                                  6.000        03/25/27    3,000,000     2,978,970
  Series 1998-W2-A8                                        6.500        06/25/28    2,750,000     2,566,070
  Pool # 519049                                            8.000        09/01/29    2,922,017     3,059,899
  Series 2351 Class PX                                     6.500        07/15/30    3,000,000     3,003,858
  Pool # 562754                                            7.000        01/01/31    4,580,338     4,672,772
  Series 2001-72-NC                                        6.000        11/01/31    3,000,000     3,019,890
  TBA                                                      6.000        12/01/31    5,000,500     4,896,427
                                                                                                 ----------

                                                                                                 42,413,899
                                                                                                 ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION        2.3%
  Pool # 2921                                              7.500        05/20/30    5,175,003     5,337,105
  Pool # 002957                                            7.500        08/20/30      521,362       537,694
  Pool # 002972                                            7.500        09/20/30    4,597,157     4,741,158
  Pool # 003068                                            6.500        04/20/31    5,195,717     5,197,081
                                                                                                 ----------

                                                                                                 15,813,038
                                                                                                 ----------

TOTAL MORTGAGE BACKED
(COST: $75,610,482)                                                                              76,201,186
                                                                                                 ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS:        10.7%

FEDERAL FARM CREDIT BANK                        0.3%       3.875        12/15/04    2,000,000     1,990,940
                                                                                                 ----------

FEDERAL HOME LOAN BANK                          1.7%       5.400        02/20/07    5,000,000     4,851,750
                                                           5.490        12/22/08    2,500,000     2,513,082
                                                           5.800        11/07/11    4,000,000     3,960,124
                                                                                                 ----------

                                                                                                 11,324,956
                                                                                                 ----------

FEDERAL HOME LOAN MORTGAGE CORP.                0.3%       5.375        08/16/06    2,000,000     2,043,986
                                                                                                 ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION           1.9%       3.500        09/15/04    2,600,000     2,587,577
                                                           5.000        01/15/07    2,000,000     2,008,360
                                                           6.000        05/15/11    3,000,000     3,048,339
                                                           6.250        07/19/11    3,000,000     3,078,105
                                                           5.500        10/18/11    2,600,000     2,539,340
                                                                                                 ----------

                                                                                                 13,261,721
                                                                                                 ----------

STUDENT LOAN MARKETING ASSOCIATION              0.5%       5.000        06/30/04    3,000,000     3,094,164
                                                                                                 ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net     Coupon       Maturity          Par         Value
                                               Assets      Rate          Date          Amount      (Note 2)
                                               ------      ----          ----          ------      --------

U.S. TREASURY BONDS                             3.3%      11.125%       08/15/03   $3,000,000  $  3,394,923
                                                          10.750        08/15/05    1,500,000     1,833,808
                                                           9.125        05/15/09    6,000,000     6,743,904
                                                           6.250        05/15/30    9,400,000    10,182,475
                                                                                                 ----------

                                                                                                 22,155,110
                                                                                                 ----------

U.S. TREASURY NOTES                             2.7%       7.500        02/15/05    7,500,000     8,308,890
                                                           6.500        08/15/05    9,500,000    10,289,317
                                                                                                 ----------

                                                                                                 18,598,207
                                                                                                 ----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $71,941,705)                                                                              72,469,084
                                                                                                 ----------

                                                                                       Shares

INVESTMENT COMPANY:                             1.3%
  SSgA Prime Money Market Fund                                                      9,154,820     9,154,820
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $9,154,820)                                                                                9,154,820
                                                                                                 ----------

TOTAL INVESTMENTS                              99.3%                                            674,779,920
(COST: $624,397,363**)
NET OTHER ASSETS AND LIABILITIES                0.7%                                              4,767,806
                                           ----------                                           -----------

TOTAL NET ASSETS                              100.0%                                           $679,547,726
                                           ----------                                           -----------

                                           ----------                                           -----------

  *Non-income producing

**At December 31, 2001, the cost of securities for federal tax purposes was $624,398,893. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation................................$84,806,671
       Gross unrealized depreciation................................(34,425,644)
                                                                    -----------
       Net unrealized appreciation..................................$50,381,027
                                                                    -----------
                                                                    -----------

(B) Represents security that retains a specified coupon until a predetermined date, at which time a predetermined rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate value of these securities is 0.92% of total net assets.

ADR   American Depository Receipt.
PLC   Pubic Limited Company.
TBA   To Be Announced.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 96.3%

BASIC MATERIALS                                 2.6%
  Dow Chemical Co.                                                                  334,650     $11,304,477
  E.I. du Pont de Nemours & Co.                                                     371,000      15,771,210
                                                                                                 ----------

                                                                                                 27,075,687
                                                                                                 ----------

CAPITAL GOODS                                   8.8%
  Emerson Electric Co.                                                              380,000      21,698,000
  Honeywell International, Inc.                                                     766,000      25,906,120
  Textron, Inc.                                                                     479,000      19,859,340
  United Technologies Corp.                                                         364,000      23,525,320
                                                                                                 ----------

                                                                                                 90,988,780
                                                                                                 ----------

COMMUNICATION SERVICES                          6.6%
  ALLTEL Corp.                                                                      277,000      17,099,210
  AT&T Corp.                                                                        748,054      13,569,700
  SBC Communications, Inc.                                                          300,000      11,751,000
  Sprint Corp. (FON Group)                                                          646,000      12,971,680
  Verizon Communications                                                            272,035      12,910,781
                                                                                                 ----------

                                                                                                 68,302,371
                                                                                                 ----------

CONSUMER CYCLICAL                               5.7%
  Target Corp.                                                                    1,057,600      43,414,480
  Wal-Mart Stores, Inc.                                                             265,300      15,268,015
                                                                                                 ----------

                                                                                                 58,682,495
                                                                                                 ----------

CONSUMER STAPLES                               12.2%
  General Mills, Inc.                                                               240,700      12,518,807
  Kimberly-Clark Corp.                                                              396,900      23,734,620
  Kroger Co. *                                                                    1,083,900      22,620,993
  McDonald's Corp.                                                                  935,600      24,765,332
  PepsiCo, Inc.                                                                     186,800       9,095,292
  Sara Lee Corp.                                                                    928,000      20,629,440
  Walt Disney Co.                                                                   609,100      12,620,552
                                                                                                 ----------

                                                                                                125,985,036
                                                                                                 ----------

ENERGY                                          7.6%
  BP PLC, ADR                                                                       317,180      14,752,042
  ChevronTexaco Corp.                                                               203,073      18,197,372
  ExxonMobil Corp.                                                                  405,200      15,924,360
  Schlumberger, Ltd.                                                                222,200      12,209,890
  Transocean Sedco Forex, Inc.                                                      133,146       4,502,998
  Unocal Corp.                                                                      343,550      12,391,848
                                                                                                 ----------

                                                                                                 77,978,510
                                                                                                 ----------

FINANCE                                        17.4%
  Allstate Corp.                                                                    928,026      31,274,476
  Bank of America Corp.                                                             269,871      16,988,379
  Bank One Corp.                                                                    456,640      17,831,792
  Citigroup                                                                         720,014      36,346,307
  FleetBoston Financial Corp.                                                       343,600      12,541,400
  Household International, Inc.                                                     356,000      20,626,640
  Morgan Stanley Dean Witter & Co.                                                  448,000      25,061,120
  Wachovia Corp.                                                                    584,500      18,329,920
                                                                                                 ----------

                                                                                                179,000,034
                                                                                                 ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
HEALTHCARE                                     12.1%
  American Home Products Corp.                                                      483,500   $  29,667,560
  Baxter International, Inc.                                                        450,400      24,154,952
  Bristol-Myers Squibb Co.                                                          624,500      31,849,500
  GlaxoSmithKline PLC, ADR                                                          376,650      18,764,703
  Guidant Corp. *                                                                   408,600      20,348,280
                                                                                                 ----------

                                                                                                124,784,995
                                                                                                 ----------

TECHNOLOGY                                     18.4%
  Agilent Technologies, Inc. *                                                      224,098       6,389,034
  Applied Materials, Inc. *                                                         174,400       6,993,440
  Automatic Data Processing, Inc.                                                   374,500      22,058,050
  Compaq Computer Corp.                                                             753,100       7,350,256
  Computer Associates International, Inc.                                           505,100      17,420,899
  Computer Sciences Corp. *                                                         366,700      17,960,966
  EMC Corp.                                                                         457,100       6,143,424
  Hewlett-Packard Co.                                                               370,200       7,603,908
  Intel Corp.                                                                       368,500      11,589,325
  International Business Machines Corp.                                             298,600      36,118,656
  Koninklijke (Royal) Philips Electronics N.V., ADR                                 635,074      18,487,004
  Motorola, Inc.                                                                    997,400      14,980,948
  Nortel Networks Corp.                                                             664,600       4,984,500
  Texas Instruments, Inc.                                                           426,700      11,947,600
                                                                                                 ----------

                                                                                                190,028,010
                                                                                                 ----------

TRANSPORTATION                                  1.1%
  Burlington Northern Santa Fe Corp.                                                185,600       5,295,168
  Delta Air Lines, Inc.                                                             193,000       5,647,180
                                                                                                 ----------

                                                                                                 10,942,348
                                                                                                 ----------

UTILITIES                                       3.8%
  Duke Energy Corp.                                                                 616,000      24,184,160
  Williams Cos., Inc.                                                               607,000      15,490,640
                                                                                                 ----------

                                                                                                 39,674,800
                                                                                                 ----------

TOTAL COMMON STOCKS
(COST: $884,005,902)                                                                            993,443,066
                                                                                                 ----------

INVESTMENT COMPANY:                             3.5%

  SSgA Prime Money Market Fund                                                   35,797,525      35,797,525
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $35,797,525)                                                                              35,797,525
                                                                                                 ----------

TOTAL INVESTMENTS                              99.8%                                          1,029,240,591
(COST: $919,803,427**)
NET OTHER ASSETS AND LIABILITIES                0.2%                                              2,414,263
                                           ----------                                         -------------

TOTAL NET ASSETS                              100.0%                                         $1,031,654,854
                                           ----------                                         -------------

                                           ----------                                         -------------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $919,958,701. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation................................$189,634,790
      Gross unrealized depreciation................................(80,352,900)
                                                                   -----------

      Net unrealized appreciation..................................$109,281,890
                                                                   -----------
                                                                   -----------
ADR   American Depository Receipt.
PLC   Public Limited Company.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 98.4%

BASIC MATERIALS                                 3.2%
  Praxair, Inc.                                                                     210,000     $11,602,500
  Rohm and Haas Co.                                                                 311,000      10,769,930
  Willamette Industries, Inc.                                                       114,000       5,941,680
                                                                                                 ----------

                                                                                                 28,314,110
                                                                                                 ----------

CAPITAL GOODS                                  12.7%
  Allied Waste Industries, Inc. *                                                   492,200       6,920,332
  Celestica, Inc. *                                                                 198,200       8,005,298
  Dover Corp.                                                                       520,000      19,276,400
  Illinois Tool Works, Inc.                                                         343,000      23,227,960
  Pall Corp.                                                                        727,000      17,491,620
  Sanmina - SCI Corp. *                                                             544,544      10,836,426
  Tyco International, Ltd.                                                          422,000      24,855,800
                                                                                                 ----------

                                                                                                110,613,836
                                                                                                 ----------

COMMUNICATION SERVICES                          6.0%
  AT&T Wireless Services, Inc. *                                                    485,000       6,969,450
  CenturyTel, Inc.                                                                  391,000      12,824,800
  Qwest Communications International, Inc.                                          414,000       5,849,820
  Sprint Corp. (PCS Group) *                                                        351,000       8,567,910
  Vodafone Group, PLC, ADR                                                          383,000       9,835,440
  WorldCom, Inc.                                                                    593,000       8,349,440
  WorldCom, Inc. - MCI Group                                                         23,720         301,244
                                                                                                 ----------

                                                                                                 52,698,104
                                                                                                 ----------

CONSUMER CYCLICAL                               5.2%
  Carnival Corp.                                                                    431,600      12,119,328
  IMS Health, Inc.                                                                  823,000      16,056,730
  PRIMEDIA, Inc. *                                                                  878,200       3,820,170
  Tiffany & Co.                                                                     412,700      12,987,669
                                                                                                 ----------

                                                                                                 44,983,897
                                                                                                 ----------

CONSUMER STAPLES                               11.7%
  Brinker International, Inc. *                                                     673,600      20,046,336
  Cox Communications, Inc., Class A *                                               668,100      28,000,071
  CVS Corp.                                                                         504,200      14,924,320
  Liberty Media Corp., Class A *                                                  1,567,500      21,945,000
  Safeway, Inc. *                                                                   408,300      17,046,525
                                                                                                 ----------

                                                                                                101,962,252
                                                                                                 ----------

ENERGY                                          6.9%
  Grant Prideco, Inc. *                                                             515,600       5,929,400
  Kerr-McGee Corp.                                                                  206,500      11,316,200
  Phillips Petroleum Co.                                                            203,000      12,232,780
  USX-Marathon Group                                                                514,400      15,432,000
  Weatherford International, Inc. *                                                 412,200      15,358,572
                                                                                                 ----------

                                                                                                 60,268,952
                                                                                                 ----------

FINANCE                                        15.6%
  ACE, Ltd.                                                                         505,000      20,275,750
  Chubb Corp.                                                                       126,000       8,694,000
  Countrywide Credit Industries, Inc.                                               465,000      19,051,050
  Freddie Mac                                                                       339,000      22,170,600
  MBIA, Inc.                                                                        298,500      16,008,555
  SunTrust Banks, Inc.                                                              274,600      17,217,420
  U.S. Bancorp                                                                      547,500      11,459,175
  Wells Fargo & Co.                                                                 295,000      12,817,750
  Zions Bancorp.                                                                    149,400       7,855,452
                                                                                                 ----------

                                                                                                135,549,752
                                                                                                 ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
HEALTHCARE                                     15.1%
  Applera Corp.- Applied Biosytems Group                                                            542,100
$  21,288,267
  Boston Scientific Corp. *                                                         962,300      23,210,676
  Elan Corp. PLC, ADR *                                                             409,500      18,452,070
  Genzyme Corp. *                                                                   228,200      13,660,052
  HEALTHSOUTH Corp. *                                                               921,700      13,659,594
  MedImmune, Inc. *                                                                 196,400       9,103,140
  Pharmacia Corp.                                                                   540,716      23,061,537
  QLT, Inc. *                                                                       360,600       9,162,846
                                                                                                 ----------

                                                                                                131,598,182
                                                                                                 ----------

TECHNOLOGY                                     17.2%
  3Com Corp.                                                                        354,600       2,262,348
  ADC Telecommunications, Inc. *                                                  1,120,100       5,152,460
  Altera Corp. *                                                                    331,800       7,040,796
  Autodesk, Inc.                                                                    694,600      25,887,742
  Cadence Design Systems, Inc. *                                                    786,900      17,248,848
  Conexant Systems, Inc. *                                                          510,598       7,332,187
  EMC Corp.                                                                         473,200       6,359,808
  Gateway, Inc. *                                                                   682,400       5,486,496
  Keane, Inc. *                                                                     859,900      15,503,997
  KLA-Tencor Corp. *                                                                130,500       6,467,580
  Micron Technology, Inc. *                                                         422,600      13,100,600
  Palm, Inc. *                                                                      756,945       2,936,947
  PeopleSoft, Inc. *                                                                718,200      28,871,640
  VERITAS Software Corp. *                                                          130,789       5,863,271
                                                                                                 ----------

                                                                                                149,514,720
                                                                                                 ----------

TRANSPORTATION                                  1.5%
  FedEx Corp. *                                                                     261,100      13,545,868
                                                                                                 ----------

UTILITIES                                       3.3%
  El Paso Corp.                                                                     406,000      18,111,660
  Mirant Corp. *                                                                    651,000      10,429,020
                                                                                                 ----------

                                                                                                 28,540,680
                                                                                                 ----------

TOTAL COMMON STOCKS
(COST: $802,013,488)                                                                            857,590,353
                                                                                                 ----------

INVESTMENT COMPANY:                             1.5%

  SSgA Prime Money Market Fund                                                   12,777,202      12,777,202
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $12,777,202)                                                                              12,777,202
                                                                                                 ----------

TOTAL INVESTMENTS                              99.9%                                            870,367,555
(COST: $814,790,690**)
NET OTHER ASSETS AND LIABILITIES                0.1%                                                743,606
                                           ----------                                          ------------

TOTAL NET ASSETS  - 100.00%                   100.0%                                           $871,111,161
                                           ----------                                          ------------
                                           ----------                                          ------------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $814,955,120. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation................................$151,239,757
      Gross unrealized depreciation................................(95,827,322)
                                                                   -----------

      Net unrealized appreciation..................................$55,412,435
                                                                   -----------
                                                                   -----------

ADR   American Depository Receipt.
PLC   Public Limited Company.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 96.8%

BASIC MATERIALS                                 4.9%
  Air Products & Chemicals, Inc.                                                     17,600     $   825,616
  Freeport-McMoRan Copper & Gold, Inc., Class B *                                    24,700         330,733
  Martin Marietta Materials, Inc.                                                     6,700         312,220
  Mead Corp.                                                                         28,200         871,098
  Sigma-Aldrich Corp.                                                                20,000         788,200
  Stillwater Mining Co. *                                                            11,100         205,350
  Universal Corp.                                                                    11,100         404,151
  Westvaco Corp.                                                                     50,100       1,425,345
                                                                                                 ----------

                                                                                                  5,162,713
                                                                                                 ----------

CAPITAL GOODS                                  12.1%
  Albany International Corp., Class A                                                14,200         308,140
  Avery Dennison Corp.                                                               29,000       1,639,370
  Black Box Corp.                                                                     5,700         301,416
  Carlisle Cos., Inc.                                                                 9,300         343,914
  Curtiss-Wright Corp., Class B                                                       2,000          93,000
  Curtiss-Wright Corp.                                                                4,800         229,200
  Danaher Corp.                                                                      25,000       1,507,750
  Eaton Corp.                                                                        21,200       1,577,492
  Graco, Inc.                                                                         4,350         169,867
  Granite Construction, Inc.                                                         12,900         310,632
  Ingersoll-Rand Co.                                                                 37,000       1,546,970
  Kadant, Inc. *                                                                     15,500         224,750
  Liqui-Box Corp.                                                                     4,600         189,750
  Molex, Inc.                                                                        13,600         420,920
  Parker-Hannifin Corp.                                                              36,000       1,652,760
  Quixote Corp.                                                                      17,700         336,300
  Republic Services, Inc., Class A *                                                 46,000         918,620
  Teleflex, Inc.                                                                      4,200         198,702
  Trex Co., Inc. *                                                                   16,000         303,840
  United Stationers, Inc. *                                                          13,500         454,275
                                                                                                 ----------

                                                                                                 12,727,668
                                                                                                 ----------

COMMUNICATION SERVICES                          1.1%
  Telephone & Data Systems, Inc.                                                     13,000       1,166,750
                                                                                                 ----------

CONSUMER CYCLICAL                              10.6%
  Belo Corp., Class A                                                                86,000       1,612,500
  Ethan Allen Interiors, Inc.                                                        48,900       2,033,751
  Gentex Corp. *                                                                      7,300         195,129
  Guitar Center, Inc. *                                                              23,400         319,176
  Hibbett Sporting Goods, Inc. *                                                     12,800         387,840
  Hughes Supply, Inc.                                                                 7,300         225,351
  Interpublic Group of Companies, Inc.                                               39,800       1,175,692
  J. Jill Group, Inc. *                                                              21,600         465,048
  Lancaster Colony Corp.                                                             11,900         422,569
  Linens 'n Things, Inc. *                                                           38,100         971,550
  RadioShack Corp.                                                                   35,900       1,080,590
  Simpson Manufacturing Co., Inc. *                                                   5,100         292,230
  Toys "R" Us, Inc. *                                                                68,400       1,418,616
  Tractor Supply Co. *                                                               12,000         408,960
  Wilsons The Leather Experts, Inc. *                                                15,450         176,285
                                                                                                 ----------

                                                                                                 11,185,287
                                                                                                 ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
CONSUMER STAPLES                               10.2%
  Adelphia Communications Corp., Class A                                             29,300     $   913,574
  Applebee's International, Inc.                                                      8,150         278,730
  CEC Entertainment, Inc. *                                                           6,000         260,340
  Charter Communications, Inc., Class A *                                            81,200       1,334,116
  Hain Celestial Group, Inc. *                                                       87,700       2,408,242
  Manpower, Inc.                                                                     73,000       2,460,830
  McCormick & Co., Inc.                                                              20,500         860,385
  Outback Steakhouse, Inc. *                                                         51,600       1,767,300
  Riviana Foods, Inc.                                                                13,300         236,075
  Sensient Technologies Corp.                                                        12,000         249,720
                                                                                                 ----------

                                                                                                 10,769,312
                                                                                                 ----------

ENERGY                                          4.8%
  BJ Services Co. *                                                                  40,800       1,323,960
  CARBO Ceramics, Inc.                                                                6,700         262,372
  ENSCO International, Inc.                                                          46,300       1,150,555
  Patina Oil & Gas Corp.                                                             10,100         277,750
  Petroleum Geo-Services ASA (PGS), ADR *                                            91,100         725,156
  Smith International, Inc. *                                                        18,800       1,008,056
  St. Mary Land & Exploration Co.                                                    12,500         264,875
                                                                                                 ----------

                                                                                                  5,012,724
                                                                                                 ----------

FINANCE                                        18.4%
  AMB Property Corp.                                                                 10,700         278,200
  Ambac Financial Group, Inc.                                                        34,000       1,967,240
  American Capital Strategies, Ltd.                                                   6,700         189,945
  American Financial Holdings, Inc.                                                   7,300         185,493
  Annaly Mortgage Management, Inc.                                                   18,900         302,400
  Annuity and Life Re (Holdings), Ltd.                                               10,700         268,677
  Anthracite Capital, Inc.                                                           16,600         182,434
  Arden Realty, Inc.                                                                  8,600         227,900
  Associated Banc-Corp.                                                              35,140       1,240,090
  Bank of Bermuda, Ltd., ADR                                                         11,500         517,500
  Bank of Bermuda, Ltd.                                                                 220          10,667
  Bear Stearns Cos., Inc.                                                            24,000       1,407,360
  CNA Financial Corp. *                                                              42,040       1,226,307
  Compass Bancshares, Inc.                                                           32,100         908,430
  Financial Federal Corp. *                                                           7,700         240,625
  First Tennessee National Corp.                                                     36,500       1,323,490
  Getty Realty Corp.                                                                 17,900         337,415
  Hibernia Corp., Class A                                                            45,200         804,108
  IPC Holdings, Ltd.                                                                 11,100         328,560
  Liberty Property Trust                                                             10,600         316,410
  Marshall & Ilsley Corp.                                                            21,300       1,347,864
  MGIC Investment Corp.                                                              21,000       1,296,120
  Mid-Atlantic Realty Trust                                                          12,500         194,375
  Pacific Century Financial Corp.                                                    19,400         502,266
  Principal Financial Group, Inc. *                                                   5,900         141,600
  Prudential Financial, Inc. *                                                        1,600          53,104
  Radian Group, Inc.                                                                 30,000       1,288,500
  RAIT Investment Trust                                                              15,400         251,020
  Reckson Assoc. Realty Corp.                                                        11,800         275,648
  Reinsurance Group of America, Inc.                                                 12,000         399,360
  Sky Financial Group, Inc.                                                          20,000         406,800
  TCF Financial Corp.                                                                18,400         882,832
  Universal American Financial Corp. *                                               28,500         193,515
                                                                                                 ----------

                                                                                                 19,496,255
                                                                                                 ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
HEALTHCARE                                     10.7%
  AMERIGROUP Corp. *                                                                  8,900     $   194,020
  Apogent Technologies, Inc. *                                                       54,500       1,406,100
  Biogen, Inc. *                                                                     17,500       1,003,625
  Celgene Corp. *                                                                    30,800         983,136
  Chiron Corp. *                                                                     16,500         723,360
  CorVel Corp. *                                                                      6,350         207,963
  DENTSPLY International, Inc.                                                        5,600         281,120
  ICN Pharmaceuticals, Inc.                                                          54,400       1,822,400
  IDEXX Laboratories, Inc. *                                                         42,500       1,211,675
  Ocular Sciences, Inc. *                                                             9,900         230,670
  Omnicare, Inc.                                                                     70,100       1,744,088
  Orthofix International N.V. *                                                       4,500         166,961
  PolyMedica Corp. *                                                                 13,100         217,460
  Varian Medical Systems, Inc. *                                                     11,800         840,868
  Young Innovations, Inc. *                                                          11,400         295,830
                                                                                                 ----------

                                                                                                 11,329,276
                                                                                                 ----------

TECHNOLOGY                                     15.1%
  Affiliated Computer Services, Inc., Class A *                                       8,900         944,557
  Andrew Corp. *                                                                     60,600       1,326,534
  ANSYS, Inc. *                                                                      15,000         369,750
  Arrow Electronics, Inc. *                                                          42,100       1,258,790
  Atmel Corp. *                                                                      93,700         690,569
  ATMI, Inc. *                                                                       45,000       1,073,250
  Axcelis Technologies, Inc. *                                                       54,385         701,022
  Cable Design Technologies Corp. *                                                  31,050         424,764
  Handspring, Inc. *                                                                 47,900         322,846
  Investment Technology Group, Inc. *                                                 6,700         261,769
  LSI Logic Corp. *                                                                  58,100         916,818
  Maxtor Corp. *                                                                     32,308         204,833
  McDATA Corp., Class B *                                                            37,400         939,114
  Pericom Semiconductor Corp. *                                                      20,100         291,450
  Quantum Corp. - DLT & Storage Systems *                                            41,200         405,820
  Storage Technology Corp. *                                                         37,600         777,192
  StorageNetworks, Inc. *                                                            37,100         229,278
  SunGard Data Systems, Inc. *                                                       47,900       1,385,747
  Synopsys, Inc. *                                                                   24,500       1,447,215
  Teradyne, Inc. *                                                                   27,800         837,892
  Varian Semiconductor Equipment, Inc. *                                             32,600       1,127,634
                                                                                                 ----------

                                                                                                 15,936,844
                                                                                                 ----------

TRANSPORTATION                                  1.0%
  Airborne, Inc.                                                                     32,000         474,560
  Genesee & Wyoming, Inc., Class A *                                                  8,900         290,585
  USFreightways Corp.                                                                 9,500         298,300
                                                                                                 ----------

                                                                                                  1,063,445
                                                                                                 ----------

UTILITIES                                       7.9%
  Alliant Energy Corp.                                                               30,000         910,800
  Cleco Corp.                                                                        55,000       1,208,350
  Constellation Energy Group, Inc.                                                   47,000       1,247,850
  Hawaiian Electric Industries, Inc.                                                  7,800         314,184
  MDU Resources Group, Inc.                                                           4,400         123,860
  Peoples Energy Corp.                                                               10,500         398,265
  PPL Corp.                                                                          32,000       1,115,200
  Questar Corp.                                                                      14,600         365,730
  UtiliCorp United, Inc.                                                             48,000       1,208,160
  WGL Holdings, Inc.                                                                  9,400         273,258
  Wisconsin Energy Corp.                                                             50,000       1,128,000
                                                                                                 ----------

                                                                                                  8,293,657
                                                                                                 ----------

TOTAL COMMON STOCKS
(COST: $90,102,162)                                                                             102,143,931
                                                                                                 ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net      Coupon      Maturity      Par Amount/     Value
                                               Assets       Rate         Date          Shares      (Note 2)
                                               ------       ----         ----          ------      --------

CONVERTIBLE BONDS:                              0.1%

BASIC MATERIALS                                 0.1%
  Freeport-McMoRan Copper & Gold, Inc. (C)                 8.250%       01/31/06   $   50,000  $     60,188
                                                                                                 ----------

TOTAL CONVERTIBLE BONDS
(COST: $50,000)                                                                                      60,188
                                                                                                 ----------

INVESTMENT COMPANY:                             2.9%

  SSgA Prime Money Market Fund                                                      3,021,747     3,021,747
                                                                                                 ----------

TOTAL INVESTMENT COMPANY
(COST: $3,021,747)                                                                                3,021,747
                                                                                                 ----------

TOTAL INVESTMENTS                              99.8%                                            105,225,866
(COST: $93,173,909**)
NET OTHER ASSETS AND LIABILITIES                0.2%                                                188,057
                                           ----------                                          ------------

TOTAL NET ASSETS                              100.0%                                           $105,413,923
                                           ----------                                          ------------
                                           ----------                                          ------------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $93,210,756. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

        Gross unrealized appreciation...............................$14,806,377
        Gross unrealized depreciation............................... (2,791,267)
                                                                     ----------

        Net unrealized appreciation.................................$12,015,110
                                                                     ----------
                                                                     ----------

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR     American Depository Receipt.

See accompanying notes to financial statements.

                              EMERGING GROWTH FUND
                             Schedule of Investments
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
COMMON STOCKS:                                 93.6%

BASIC MATERIALS                                 0.5%
  International Paper Co.                                                            1,670          $67,384
                                                                                                  ---------

CAPITAL GOODS                                   6.2%
  Celestica, Inc. *                                                                    470           18,983
  Danaher Corp.                                                                      1,410           85,037
  General Electric Co.                                                               1,220           48,898
  Harley-Davidson, Inc.                                                              2,785          151,253
  Minnesota Mining and Manufacturing Co.                                               570           67,380
  Northrop Grumman Corp.                                                               100           10,081
  SPX Corp. *                                                                          170           23,273
  Tyco International, Ltd.                                                           7,832          461,305
                                                                                                  ---------

                                                                                                    866,210
                                                                                                  ---------

COMMUNICATION SERVICES                          3.5%
  AT&T Wireless Services, Inc. *                                                     6,090           87,513
  Comcast Corp. *                                                                    2,050           73,800
  E.W. Scripps Co., Class A                                                            110            7,260
  Emmis Communications Corp., Class A *                                                170            4,019
  Hearst-Argyle Television, Inc. *                                                      70            1,509
  Hispanic Broadcasting Corp. *                                                        520           13,260
  Lee Enterprises, Inc.                                                                100            3,637
  Macrovision Corp. *                                                                  770           27,119
  McClatchy Co., Class A                                                               110            5,170
  New York Times Co., Class A                                                          330           14,273
  Qwest Communications International, Inc.                                           2,772           39,168
  Sprint Corp. (PCS Group) *                                                         4,916          120,000
  Tribune Co.                                                                          750           28,073
  Univision Communications, Inc., Class A *                                            100            4,046
  Vodafone Group, PLC, ADR                                                           2,130           54,698
                                                                                                  ---------

                                                                                                    483,545
                                                                                                  ---------

CONSUMER CYCLICAL                               6.0%
  Accenture, Ltd., Class A *                                                           860           23,151
  Barnes & Noble, Inc. *                                                             1,455           43,068
  BJ's Wholesale Club, Inc. *                                                          400           17,640
  Cendant Corp. *                                                                    5,820          114,130
  Costco Wholesale Corp. *                                                           1,560           69,233
  Dollar Tree Stores, Inc.                                                             190            5,873
  Home Depot, Inc.                                                                     667           34,024
  IMS Health, Inc.                                                                   6,140          119,791
  Iron Mountain, Inc. *                                                                660           28,908
  Kohl's Corp. *                                                                       350           24,654
  Lowe's Cos., Inc.                                                                  1,768           82,053
  McGraw Hill Cos., Inc.                                                               650           39,637
  NIKE, Inc., Class B                                                                  990           55,678
  Reed International PLC                                                               780            6,464
  Robert Half International, Inc. *                                                  1,520           40,584
  Sears, Roebuck & Co.                                                                 350           16,674
  Target Corp.                                                                       1,460           59,933
  Tiffany & Co.                                                                        170            5,350
  Walgreen Co.                                                                       1,240           41,738
                                                                                                  ---------

                                                                                                    828,583
                                                                                                  ---------

CONSUMER SERVICES                               0.1%
  ARAMARK Corp., Class B *                                                             220            5,918
  Sabre Holdings Corp.                                                                 320           13,552
  Weight Watchers International, Inc. *                                                                  20
676
                                                                                                  ---------

                                                                                                     20,146
                                                                                                  ---------

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
CONSUMER STAPLES                                2.7%
  Applebee's International, Inc.                                                       200         $  6,840
  Brinker International, Inc. *                                                      1,030           30,653
  CEC Entertainment, Inc. *                                                            665           28,854
  Charter Communications, Inc., Class A *                                            7,005          115,092
  Darden Restaurants, Inc.                                                             430           15,222
  General Motors Corp., Class H *                                                      300            4,635
  Gillette Co.                                                                       1,540           51,436
  Jack in the Box, Inc. *                                                              170            4,682
  Kroger Co. *                                                                       4,142           86,444
  P.F. Chang's China Bistro, Inc. *                                                     70            3,311
  Panera Bread Co., Class A *                                                          100            5,204
  Starbucks Corp. *                                                                  1,000           19,050
                                                                                                  ---------

                                                                                                    371,423
                                                                                                  ---------

CONSUMER NON-DURABLES                           0.6%
  American Tower Corp., Class A *                                                    4,100           38,827
  Meredith Corp.                                                                       340           12,121
  Starwood Hotels & Resorts Worldwide, Inc.                                          1,230           36,716
  USA Networks, Inc. *                                                                  20              546
                                                                                                  ---------

                                                                                                     88,210
                                                                                                  ---------

ENERGY                                          1.8%
  Anadarko Petroleum Corp.                                                             910           51,733
  Cooper Cameron Corp. *                                                               260           10,494
  EOG Resources, Inc.                                                                  600           23,466
  GlobalSantaFe Corp.                                                                3,740          106,665
  Noble Drilling Corp. *                                                               582           19,811
  TotalFinaElf S.A., Series B                                                          240           34,267
                                                                                                  ---------

                                                                                                    246,436
                                                                                                  ---------

FINANCE                                         5.4%
  ACE, Ltd.                                                                          2,940          118,041
  AFLAC, Inc.                                                                        1,054           25,886
  American Express Co.                                                                 870           31,050
  Bank of America Corp.                                                                680           42,806
  Citigroup                                                                          4,594          231,905
  First Tennessee National Corp.                                                       150            5,439
  Freddie Mac                                                                        2,750          179,850
  Household International, Inc.                                                        520           30,129
  Instinet Group, Inc. *                                                             1,330           13,367
  Merrill Lynch & Co., Inc.                                                            899           46,856
  Morgan Stanley Dean Witter & Co.                                                     460           25,733
  SouthTrust Corp.                                                                     190            4,687
                                                                                                  ---------

                                                                                                    755,749
                                                                                                  ---------

FINANCIAL SERVICES                              7.4%
  American International Group, Inc.                                                 2,951          234,309
  BISYS Group, Inc. *                                                                2,520          161,255
  Capital One Financial Corp.                                                          920           49,634
  Fiserv, Inc. *                                                                     1,745           73,848
  Goldman Sachs Group, Inc.                                                          1,644          152,481
  Hartford Financial Services Group, Inc.                                              880           55,290
  Mellon Financial Corp.                                                             1,150           43,263
  MetLife, Inc.                                                                      1,720           54,490
  SAFECO Corp.                                                                         150            4,673
  St. Paul Cos., Inc.                                                                2,483          109,178
  UnumProvident Corp.                                                                  941           24,946
  XL Capital, Ltd.                                                                     670           61,211
                                                                                                  ---------

                                                                                                  1,024,578
                                                                                                  ---------

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
HEALTHCARE                                     16.9%
  Abbott Laboratories                                                                2,730         $152,197
  Allergan, Inc.                                                                     1,090           81,804
  Alpharma, Inc., Class A                                                              100            2,645
  American Home Products Corp.                                                       3,440          211,078
  Andrx Group *                                                                        753           53,019
  Applera Corp.- Applied Biosytems Group                                             5,060          198,706
  Barr Laboratories, Inc. *                                                             50            3,968
  Biovail Corp. *                                                                    2,153          121,106
  Cardinal Health, Inc.                                                                540           34,916
  Caremark Rx, Inc. *                                                                1,830           29,847
  Elan Corp. PLC, ADR *                                                                300           13,518
  Eli Lilly & Co.                                                                    1,780          139,801
  Enzon, Inc. *                                                                         60            3,377
  Express Scripts, Inc., Class A *                                                   2,320          108,483
  Forest Laboratories, Inc. *                                                          140           11,473
  Genentech, Inc. *                                                                  1,475           80,019
  Genzyme Corp. *                                                                    2,850          170,601
  Guidant Corp. *                                                                    2,810          139,938
  HEALTHSOUTH Corp. *                                                                2,950           43,719
  ICN Pharmaceuticals, Inc.                                                            140            4,690
  IVAX Corp. *                                                                       1,800           36,252
  Laboratory Corporation of America Holdings *                                       1,210           97,828
  Lincare Holdings, Inc. *                                                           1,720           49,278
  Mylan Laboratories, Inc.                                                             680           25,500
  Pfizer, Inc.                                                                       2,914          116,123
  Quest Diagnostics, Inc. *                                                            615           44,102
  Sanofi-Synthelabo SA                                                               2,420          180,519
  Schering-Plough Corp.                                                              1,450           51,925
  Sepracor, Inc. *                                                                     280           15,977
  Shire Pharmaceuticals Group PLC, ADR *                                               260            9,516
  St. Jude Medical, Inc. *                                                              90            6,989
  Stryker Corp.                                                                         80            4,670
  Teva Pharmaceutical Industries, Ltd., ADR                                            785           48,380
  UnitedHealth Group, Inc.                                                             750           53,077
  Waters Corp. *                                                                       120            4,650
  Watson Pharmaceuticals, Inc. *                                                       240            7,534
                                                                                                  ---------

                                                                                                  2,357,225
                                                                                                  ---------

TECHNOLOGY                                     34.9%
  Adobe Systems, Inc.                                                                1,570           48,748
  Advanced Fibre Communications, Inc. *                                                660           11,662
  Affiliated Computer Services, Inc., Class A *                                      1,475          156,542
  Akamai Technologies, Inc. *                                                        1,670            9,920
  Alpha Industries, Inc. *                                                             500           10,900
  Altera Corp. *                                                                     2,680           56,870
  Amdocs, Ltd. *                                                                     2,070           70,318
  Analog Devices, Inc. *                                                             4,475          198,645
  Automatic Data Processing, Inc.                                                    3,320          195,548
  BEA Systems, Inc. *                                                                1,800           27,720
  BMC Software, Inc. *                                                                  50              818
  Cadence Design Systems, Inc. *                                                     4,630          101,490
  CheckFree Corp. *                                                                     40              720
  CIENA Corp. *                                                                      3,557           50,901
  Cisco Systems, Inc. *                                                              6,660          120,613
  Citrix Systems, Inc. *                                                             1,550           35,123
  Clear Channel Communications, Inc. *                                               4,610          234,695
  Computer Associates International, Inc.                                            2,280           78,637
  Comverse Technology, Inc. *                                                        5,464          122,230
  Concord EFS, Inc. *                                                                6,820          223,560
  Dell Computer Corp. *                                                              1,430           38,867
  DST Systems, Inc. *                                                                2,160          107,676
  EMC Corp.                                                                          4,237           56,945
  Enterasys Networks, Inc. *                                                         5,350           47,347
  Extreme Networks, Inc. *                                                             934           12,049

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
TECHNOLOGY (Continued)
  First Data Corp.                                                                   2,170         $170,236
  Flextronics International, Ltd. *                                                    985           23,630
  Fox Entertainment Group, Inc., Class A *                                           3,485           92,457
  GlobespanVirata, Inc. *                                                              700            9,065
  Intersil Corp., Class A *                                                          1,825           58,856
  Juniper Networks, Inc. *                                                             730           13,833
  L-3 Communications Holdings, Inc. *                                                  200           18,000
  Legato Systems, Inc. *                                                             2,020           26,199
  Lexmark International, Inc. *                                                      2,545          150,155
  Maxim Integrated Products, Inc. *                                                    570           29,931
  McDATA Corp., Class A *                                                              960           23,520
  Mercury Interactive Corp. *                                                          160            5,437
  Micrel, Inc. *                                                                       130            3,410
  Microchip Technology, Inc. *                                                         190            7,361
  Micron Technology, Inc. *                                                          1,180           36,580
  Microsoft Corp. *                                                                  3,001          198,876
  Motorola, Inc.                                                                       760           11,415
  Netegrity, Inc. *                                                                    380            7,357
  Network Appliance, Inc. *                                                            660           14,434
  Novellus Systems, Inc. *                                                           1,049           41,383
  Openwave Systems, Inc. *                                                           1,190           11,650
  Oracle Corp. *                                                                    14,624          201,957
  Palm, Inc. *                                                                         320            1,242
  PeopleSoft, Inc. *                                                                 2,520          101,304
  Peregrine Systems, Inc. *                                                          3,300           48,939
  PerkinElmer, Inc.                                                                    100            3,502
  Powerwave Technologies, Inc. *                                                       200            3,456
  QLogic Corp. *                                                                     1,700           75,667
  QUALCOMM, Inc. *                                                                   3,190          161,095
  Quest Software, Inc. *                                                             1,260           27,859
  Rational Software Corp. *                                                          6,370          124,215
  Riverstone Networks, Inc. *                                                        2,160           35,856
  Siebel Systems, Inc. *                                                               320            8,954
  SonicWALL, Inc. *                                                                    200            3,888
  STMicroelectronics N.V.                                                            3,610          114,329
  StorageNetworks, Inc. *                                                            1,310            8,096
  Sun Microsystems, Inc. *                                                          10,080          123,984
  SunGard Data Systems, Inc. *                                                       4,515          130,619
  Symbol Technologies, Inc.                                                            300            4,764
  Synopsys, Inc. *                                                                     646           38,159
  Tekelec, Inc. *                                                                    1,720           31,149
  Tektronix, Inc. *                                                                  2,870           73,989
  Teledyne Technologies, Inc. *                                                        240            3,910
  Texas Instruments, Inc.                                                            2,750           77,000
  TIBCO Software, Inc. *                                                               100            1,493
  VeriSign, Inc. *                                                                   4,083          155,317
  VERITAS Software Corp. *                                                           4,960          222,357
  webMethods, Inc. *                                                                   750           12,570
  Xilinx, Inc. *                                                                     1,787           69,782
  Zarlink Semiconductor, Inc. *                                                      1,280           14,400
                                                                                                  ---------

                                                                                                  4,852,181
                                                                                                  ---------

TELECOMMUNICATIONS                              5.6%
  AOL Time Warner, Inc. *                                                            2,220           71,262
  Crown Castle International Corp. *                                                 1,240           13,243
  EchoStar Communications Corp., Class A *                                           7,660          210,420
  Entercom Communications Corp. *                                                      460           23,000
  Nextel Partners, Inc., Class A *                                                   1,290           15,480
  Nokia Oyj, ADR                                                                     5,690          139,576
  Time Warner Telecom, Inc., Class A *                                               2,610           46,171
  Viacom, Inc., Class B *                                                            5,780          255,187
  Westwood One, Inc. *                                                                 380           11,419
                                                                                                  ---------

                                                                                                    785,758
                                                                                                  ---------

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
TRANSPORTATION                                  0.1%
  United Parcel Service, Inc., Class B                                                 320          $17,440
                                                                                                  ---------

UTILITIES                                       1.9%
  AES Corp. *                                                                        2,087           34,122
  Calpine Corp. *                                                                    1,084           18,200
  Dynegy, Inc., Class A                                                              3,515           89,633
  El Paso Corp.                                                                      2,819          125,756
                                                                                                  ---------

                                                                                                    267,711
                                                                                                  ---------

TOTAL COMMON STOCKS
(COST: $12,367,384)                                                                              13,032,579
                                                                                                  ---------

PREFERRED STOCK:                                0.1%

HEALTHCARE                                      0.1%
  Fresenius Medical Care AG                                                            250           11,536
                                                                                                  ---------

TOTAL PREFERRED STOCK
(COST: $11,215)                                                                                      11,536
                                                                                                  ---------

INVESTMENT COMPANY:                            10.5%
  SSgA Prime Money Market Fund                                                   1,468,751        1,468,751
                                                                                                  ---------

TOTAL INVESTMENT COMPANY
(COST: $1,468,751)                                                                                1,468,751
                                                                                                  ---------

TOTAL INVESTMENTS                             104.2%                                             14,512,866
(COST: $13,847,350**)
NET OTHER ASSETS AND LIABILITIES               (4.2)%                                              (589,892)
                                           ----------                                          ------------

TOTAL NET ASSETS                              100.0%                                            $13,922,974
                                           ----------                                          ------------
                                           ----------                                          ------------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $14,917,624. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation................................ $1,196,242
    Gross unrealized depreciation................................ (1,601,000)
                                                                   ---------

    Net unrealized depreciation..................................  ($404,758)
                                                                   ---------
                                                                   ---------
ADR   American Depository Receipt.
PLC   Public Limited Company.

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                             Schedule of Investments
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
COMMON STOCKS:                                 94.8%

AUSTRALIA                                       1.5%
  BHP, Ltd.                                                                          47,000        $252,598
  TABCORP Holdings, Ltd.                                                              5,500          27,701
                                                                                                  ---------

                                                                                                    280,299
                                                                                                  ---------

BELGIUM                                         2.2%
  Ackermans & van Haaren N.V.                                                         2,000          52,875
  Creyf's N.V., S.A.                                                                  3,797          68,274
  Creyf's N.V.                                                                          197               2
  Fortis                                                                             11,300         293,211
                                                                                                  ---------

                                                                                                    414,362
                                                                                                  ---------

BRAZIL                                          1.5%
  Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR                       1,470          32,340
  Companhia de Bebidas das Americas, ADR                                              3,120          63,305
  Companhia Paranaense de Energia-Copel, ADR                                          9,500          74,575
  Petroleo Brasileiro, S.A., ADR                                                      1,500          34,950
  Souza Cruz, S.A.                                                                    5,900          36,260
  Tele Norte Leste Participacoes, S.A., ADR                                           3,100          48,453
                                                                                                  ---------

                                                                                                    289,883
                                                                                                  ---------

CHILE                                           0.4%
  Administradora de Fondas de Pensiones Provida, S.A., ADR                            2,800          77,000
                                                                                                  ---------

CROATIA                                         0.1%
  Pliva d.d., GDR (C)                                                                 2,600          25,956
                                                                                                  ---------

CZECH REPUBLIC                                  0.0%
  Ceska Sporitelna, A.S. *                                                              600           4,955
                                                                                                  ---------

EGYPT                                           0.2%
  Commercial International Bank                                                       4,400          26,813
  Egyptian Co.                                                                        2,534          18,439
                                                                                                  ---------

                                                                                                     45,252
                                                                                                  ---------

FINLAND                                         1.2%
  Amer Group, Ltd.                                                                    3,400          89,282
  Hartwall Oyj ABP                                                                    1,600          32,615
  UPM-Kymmene Oyj                                                                     1,800          59,685
  Vaisala Oyj, Series A                                                               2,100          51,032
                                                                                                  ---------

                                                                                                    232,614
                                                                                                  ---------

FRANCE                                         11.7%
  Alcatel S.A., Series A                                                             15,900         271,745
  Axa                                                                                10,720         223,960
  BNP Paribas, S.A.                                                                   3,540         316,689
  Carbone-Lorraine, S.A.                                                              1,700          45,398
  Compagnie de Saint-Gobain                                                             860         129,757
  GrandVision S.A.                                                                    3,200          43,439
  Lagardere S.C.A.                                                                    4,470         187,012
  Neopost, S.A. *                                                                     1,900          55,339
  Societe BIC SA                                                                      2,100          71,707
  Suez, S.A.                                                                          8,140         246,358
  TotalFinaElf S.A., Series B                                                         2,400         342,672
  Union Financiere de France Banque S.A.                                              1,000          30,808
  Vivendi Universal S.A.                                                              4,810         263,320
                                                                                                  ---------

                                                                                                  2,228,204
                                                                                                  ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
GERMANY                                         3.4%
  Allianz AG                                                                            520        $123,126
  Bayerische Hypo- und Vereinsbank AG                                                 3,900         119,145
  E.On AG                                                                             3,840         198,870
  Kamps AG                                                                            3,000          24,034
  Metro AG                                                                            2,500          88,681
  Software AG                                                                           800          30,621
  Stada Arzneimittel AG                                                               1,100          38,187
  Techem AG *                                                                         1,300          28,062
                                                                                                  ---------

                                                                                                    650,726
                                                                                                  ---------

HONG KONG                                       2.1%
  China Mobile (Hong Kong), Ltd., ADR *                                               4,500          78,660
  CNOOC, Ltd., ADR                                                                    2,640          50,952
  Esprit Holdings, Ltd.                                                              40,545          45,757
  Hutchison Whampoa, Ltd.                                                            14,000         135,552
  Tingyi (Cayman Islands) Holdings Corp.                                            276,000          46,367
  Yue Yuen Industrial Holdings, Ltd.                                                 21,000          39,454
                                                                                                  ---------

                                                                                                    396,742
                                                                                                  ---------

HUNGARY                                         0.4%
  Gedeon Richter Rt.                                                                  1,020          55,854
  Magyar Tavkozlesi Rt., ADR                                                          1,500          25,485
                                                                                                  ---------

                                                                                                     81,339
                                                                                                  ---------

INDIA                                           1.1%
  Hindalco Industries, Ltd., GDR (C)                                                  2,100          27,864
  Hindustan Lever, Ltd.                                                               7,600          35,250
  Itc Ltd.                                                                            1,100          17,050
  Larsen & Toubro, Ltd., GDR (C)                                                      2,350          18,656
  Larsen & Toubro, Ltd.                                                               2,900          11,511
  Reliance Industries, Ltd., GDR (C)                                                  2,970          40,392
  State Bank of India, GDR                                                            8,400          63,600
                                                                                                  ---------

                                                                                                    214,323
                                                                                                  ---------

INDONESIA                                       0.5%
  PT Hanjaya Mandala Sampoerna Tbk                                                  171,500          52,769
  PT Telekomunikasi Indonesia, ADR                                                    5,100          29,580
  PT Telekomunikasi Indonesia Tbk                                                    36,000          11,077
                                                                                                  ---------

                                                                                                     93,426
                                                                                                  ---------

IRELAND                                         1.7%
  Allied Irish Banks PLC                                                              9,143         105,802
  CRH PLC                                                                             7,000         123,562
  DCC PLC                                                                             1,900          20,380
  Waterford Wedgwood PLC                                                             83,321          65,268
                                                                                                  ---------

                                                                                                    315,012
                                                                                                  ---------

ISRAEL                                          0.3%
  Bank Hapoalim, Ltd.                                                                19,600          42,203
  Teva Pharmaceutical Industries, Ltd., ADR                                             280          17,257
                                                                                                  ---------

                                                                                                     59,460
                                                                                                  ---------

ITALY                                           5.9%
  Alleanza Assicurazioni                                                             12,050         132,470
  Campari Group SpA *                                                                 1,100          25,948
  ENI SpA                                                                            27,300         342,160
  Industrie Natuzzi SpA, ADR                                                          3,800          55,632
  Interpump Group SpA                                                                15,400          59,631
  San Paolo IMI SpA                                                                  18,900         202,727
  Telecom Italia SpA                                                                 35,700         305,072
                                                                                                  ---------

                                                                                                  1,123,640
                                                                                                  ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
JAPAN                                          12.2%
  ACOM Co., Ltd.                                                                      1,100       $  80,185
  ADERANS Co., Ltd.                                                                     500          14,770
  Canon, Inc.                                                                         5,000         172,124
  Diamond Lease Co., Ltd.                                                             2,000          23,815
  East Japan Railway Co.                                                                 36         173,941
  Hitachi Medical Corp.                                                               3,000          27,364
  Hitachi, Ltd.                                                                      29,000         212,503
  Hokuto Corp.                                                                          800          27,723
  IMPACT 21 Co., Ltd.                                                                 1,700          15,675
  Japan Digital Laboratory Co., Ltd.                                                  3,000          23,563
  KOSE Corp.                                                                          1,000          28,090
  Maruichi Steel Tube, Ltd.                                                           2,000          20,411
  Meitec Corp.                                                                          700          17,098
  Ministop Co., Ltd.                                                                  1,000          13,739
  Nikko Cordial Corp.                                                                43,000         192,008
  Nippon Ceramic Co., Ltd.                                                            2,000          20,914
  Nippon Shinyaku Co., Ltd.                                                           5,000          24,616
  Nissan Motor Co., Ltd.                                                             34,000         180,368
  NTT DoCoMo, Inc.                                                                       12         141,058
  Orix Corp.                                                                          1,800         161,301
  Secom Techno Service Co., Ltd.                                                      1,000          23,586
  Sony Corp.                                                                          4,500         205,748
  Sumitomo Trust & Banking Co., Ltd.                                                 31,000         125,884
  Toyota Motor Corp.                                                                 14,000         354,782
  Yoshinoya D&C Co., Ltd.                                                                18          24,868
                                                                                                  ---------

                                                                                                  2,306,134
                                                                                                  ---------

MEXICO                                          2.0%
  Carso Global Telecom *                                                             14,100          30,491
  Cemex S.A. de C.V., ADR                                                             1,380          34,086
  Fomento Economico Mexicano, S.A. de C.V., ADR                                       1,360          46,988
  Grupo Financiero Banorte, S.A. de C.V., Class O *                                  18,300          38,355
  Grupo Iusacell S.A. de C.V., ADR *                                                  3,914          15,539
  Grupo Televisa S.A., GDR *                                                          1,100          47,498
  Kimberly-Clark de Mexico, S.A. de C.V., Class A                                    12,600          37,844
  Panamerican Beverages, Inc., Class A                                                1,500          22,290
  Telefonos de Mexico S.A., ADR, Class L                                              1,800          63,036
  Tubos de Acero de Mexico, S.A., ADR                                                 2,300          20,562
  Wal-Mart de Mexico S.A. de C.V., Series C                                          12,400          29,117
                                                                                                  ---------

                                                                                                    385,806
                                                                                                  ---------

NETHERLANDS                                    12.4%
  ABN AMRO Holding N.V.                                                              20,000         322,056
  Akzo Nobel N.V.                                                                     5,100         227,669
  Fugro N.V.                                                                          1,223          54,542
  Head N.V.                                                                           7,900          26,160
  Heineken N.V.                                                                       5,350         202,827
  Hunter Douglas N.V.                                                                 3,000          80,461
  IHC Caland N.V.                                                                       700          32,713
  Imtech N.V.                                                                         3,100          58,004
  ING Groep N.V.                                                                      8,200         209,050
  Koninklijke (Royal) KPN N.V. *                                                     49,800         253,121
  Koninklijke (Royal) Philips Electronics N.V.                                       13,300         395,186
  N.V. Holdingmaatschappij De Telegraaf                                               2,700          41,074
  PinkRoccade N.V.                                                                    1,010          21,397
  Royal Dutch Petroleum Co.                                                           4,800         243,118
  United Services Group N.V.                                                          2,575          50,083
  Wolters Kluwer N.V.                                                                 5,800         132,169
                                                                                                  ---------

                                                                                                  2,349,630
                                                                                                  ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
NORWAY                                          0.2%
  Ekornes ASA                                                                         2,800       $  24,018
  Merkantildata ASA *                                                                12,000          14,170
                                                                                                  ---------

                                                                                                     38,188
                                                                                                  ---------

PERU                                            0.2%
  Credicorp, Ltd.                                                                     3,100          27,125
                                                                                                  ---------

PHILIPPINES                                     0.3%
  Philippine Long Distance Telephone Co., ADR                                         3,200          26,368
  San Miguel Corp., Class B                                                          30,000          30,523
                                                                                                  ---------

                                                                                                     56,891
                                                                                                  ---------

PORTUGAL                                        1.1%
  Portugal Telecom, SGPS, S.A.                                                       26,160         203,755
                                                                                                  ---------

RUSSIA                                          0.5%
  Mobile Telesystems, ADR *                                                             720          25,675
  OAO Lukoil Holding, ADR                                                             1,330          65,162
                                                                                                  ---------

                                                                                                     90,837
                                                                                                  ---------

SINGAPORE                                       1.8%
  Fraser & Neave, Ltd.                                                                8,000          32,927
  Overseas-Chinese Banking Corp., Ltd.                                               20,000         119,144
  United Overseas Bank, Ltd.                                                         19,000         130,680
  Want Want Holdings, Ltd.                                                           32,000          60,800
                                                                                                  ---------

                                                                                                    343,551
                                                                                                  ---------

SOUTH AFRICA                                    1.3%
  ABSA Group, Ltd.                                                                   15,200          44,479
  Anglo American Platinum Corp., Ltd.                                                   460          17,027
  Iscor, Ltd. *                                                                      20,100          19,019
  Kumba Resources, Ltd. *                                                            20,100          52,114
  Sanlam, Ltd.                                                                       48,700          37,352
  Sappi, Ltd.                                                                         2,940          29,412
  Sasol, Ltd.                                                                         4,390          38,575
                                                                                                  ---------

                                                                                                    237,978
                                                                                                  ---------

SOUTH KOREA                                     2.7%
  Hite Brewery Co., Ltd.                                                                750          30,837
  Kookmin Bank *                                                                      3,201         121,826
  Korea Electric Power Corp., ADR                                                     4,300          39,345
  Korea Telecom Corp., ADR                                                            2,650          53,874
  Pohang Iron & Steel Co., Ltd., ADR                                                  2,500          57,500
  Samsung Electronics Co., Ltd., GDR (C)                                                860          99,760
  Samsung Fire & Marine Insurance Co., Ltd.                                           1,130          48,361
  SK Telecom Co., Ltd., ADR                                                           2,900          62,698
                                                                                                  ---------

                                                                                                    514,201
                                                                                                  ---------

SPAIN                                           3.1%
  Abengoa, S.A.                                                                       6,000          36,906
  Aldeasa, S.A.                                                                       2,700          41,146
  Altadis, S.A.                                                                       6,100         103,711
  Banco Pastor, S.A.                                                                  3,000          40,297
  Endesa, S.A.                                                                       11,700         182,987
  Prosegur, CIA de Seguridad S.A.                                                     5,300          71,428
  Telefonica S.A.                                                                     8,130         108,771
                                                                                                  ---------

                                                                                                    585,246
                                                                                                  ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
SWEDEN                                          2.0%
  Elanders AB, Series B                                                               1,400       $  12,188
  Elekta AB *                                                                         5,580          45,374
  Investor AB, Series B                                                              20,800         227,839
  Nobel Biocare AB                                                                    2,200          92,079
                                                                                                  ---------

                                                                                                    377,480
                                                                                                  ---------

SWITZERLAND                                     4.2%
  Bank Sarasin & Cie, Class B                                                            19          36,922
  Edipresse, S.A.                                                                       150          52,422
  Gurit-Heberlein AG                                                                     30          23,680
  Novartis AG                                                                         9,600         347,072
  Roche Holding AG                                                                    2,230         159,228
  UBS AG *                                                                            3,600         181,779
                                                                                                  ---------

                                                                                                    801,103
                                                                                                  ---------

TAIWAN                                          1.1%
  Compal Electronics, Inc., GDR                                                       3,180          19,557
  Compal Electronics, Inc.                                                              500           3,075
  Fubon Insurance Co.                                                                 8,000          84,595
  Taiwan Semiconductor Manufacturing Co., Ltd., ADR                                   2,960          50,823
  United Microelectronics Corp., ADR                                                  5,130          49,248
                                                                                                  ---------

                                                                                                    207,298
                                                                                                  ---------

THAILAND                                        0.0%
  PTT Public Co., Ltd. *                                                             13,900          10,842
                                                                                                  ---------

TURKEY                                          0.4%
  Turkcell Iletisim Hizmetleri A.S., ADR *                                              690          14,166
  Turkcell Iletisim Hizmetleri A.S.                                               1,322,379          11,341
  Turkiye Garanti Bankasi A.S., ADR *                                                 8,653          15,760
  Yapi ve Kredi Bankasi A.S.                                                      8,059,000          24,605
                                                                                                  ---------

                                                                                                     65,872
                                                                                                  ---------

UNITED KINGDOM                                 14.9%
  Ashtead Group PLC                                                                  36,900          41,843
  BAE SYSTEMS PLC                                                                    27,200         122,387
  BP Amoco PLC                                                                       34,700         269,386
  BT Group PLC *                                                                     35,270         129,727
  Cadbury Schweppes PLC                                                              27,700         176,384
  Collins Stewart Holdings PLC                                                        9,200          51,493
  Diageo PLC                                                                         27,200         310,415
  Euromoney Institutional Investor PLC                                                3,400          16,559
  FKI PLC                                                                            17,175          46,193
  GlaxoSmithKline PLC                                                                 7,100         177,848
  HSBC Holdings PLC                                                                  33,300         390,197
  Imperial Tobacco Group PLC                                                          5,300          69,808
  Kidde PLC                                                                          66,700          64,969
  Luminar PLC                                                                         7,800          94,913
  Man Group PLC                                                                       6,476         112,224
  Misys PLC                                                                           9,000          42,524
  mmO2 PLC *                                                                         96,670         121,566
  National Grid Group PLC                                                            18,100         112,623
  Northgate PLC                                                                       8,600          60,638
  Old Mutual PLC                                                                     19,200          24,424
  Signet Group PLC, ADR                                                               2,500         101,250
  Singer & Friedlander Group PLC                                                     11,333          37,483
  South African Breweries PLC Ord                                                     1,400           9,525
  South African Breweries PLC                                                         6,300          41,492
  SSL International PLC                                                               5,500          43,378
  Tesco PLC                                                                          36,800         133,214
  Trinity Mirror PLC                                                                  5,200          30,938
                                                                                                  ---------

                                                                                                  2,833,401
                                                                                                  ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
VENEZUELA                                       0.2%
  Compania Anonima Nacional Telefonos de Venezuela, ADR                               2,031         $28,536
                                                                                                  ---------

TOTAL COMMON STOCKS
(COST: $20,028,295)                                                                              17,997,067
                                                                                                  ---------

PREFERRED STOCK:                                0.9%

BRAZIL                                          0.5%
  Banco Bradesco, S.A.                                                            7,218,700          39,054
  Banco Itau, S.A.                                                                  820,900          62,527
                                                                                                  ---------

                                                                                                    101,581
                                                                                                  ---------

GERMANY                                         0.4%
  Fielmann AG                                                                         1,700          55,537
  ProSiebenSat.1 Media AG                                                             2,400          12,284
                                                                                                  ---------

                                                                                                     67,821
                                                                                                  ---------

TOTAL PREFERRED STOCK
(COST: $200,951)                                                                                    169,402
                                                                                                  ---------

INVESTMENT COMPANY:                             3.6%

UNITED STATES                                   3.6%

  SSgA Prime Money Market Fund                                                      682,456         682,456
                                                                                                  ---------

TOTAL INVESTMENT COMPANY
(COST: $682,456)                                                                                    682,456
                                                                                                  ---------

TOTAL INVESTMENTS                              99.3%                                             18,848,925
(COST: $20,911,702**)
NET OTHER ASSETS AND LIABILITIES                0.7%                                                127,877
                                           ----------                                           -----------

TOTAL NET ASSETS                              100.0%                                            $18,976,802
                                           ----------                                           -----------
                                           ----------                                           -----------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $20,924,831. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................   $887,554
     Gross unrealized depreciation................................ (2,963,460)
                                                                   ----------

     Net unrealized depreciation..................................($2,075,906)
                                                                   ----------
                                                                   ----------

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR   American Depository Receipt.
GDR   Global Depository Receipt.
PLC   Public Limited Company.

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

OTHER INFORMATION:

Industry Categories as a Percentage of Net Assets:% of Net Assets
                                                  ---------------

    Basic Materials                               4.7%
    Business Services                             1.8%
    Capital Goods                                 2.5%
    Cash and Cash Equivalents
      and Other Assets and Liabilities            4.3%
    Communications Services                      10.0%
    Consumer Cyclical                             7.1%
    Consumer Staples                             11.3%
    Energy                                       11.8%
    Financial                                    25.9%
    Health Care                                   5.5%
    Technology                                    6.1%
    Telecommunications                            4.5%
    Transportation                                1.2%
    Conglomerates                                 0.5%
    Leisure                                       1.2%
    Industrial                                    1.6%
                                              --------
                                                100.0%
                                              --------
                                              --------

                             GLOBAL SECURITIES FUND
                             Schedule of Investments
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
COMMON STOCKS:                                 83.4%

AUSTRALIA                                       1.5%
  Australia and New Zealand Bank Group Ltd.                                          18,400        $167,726
                                                                                                  ---------

BERMUDA                                         1.1%
  ACE, Ltd.                                                                           2,700         108,405
  Global Crossing Ltd. *                                                             13,900          11,676
                                                                                                  ---------

                                                                                                    120,081
                                                                                                  ---------

BRAZIL                                          1.6%
  Companhia de Bebidas das Americas, ADR                                              3,200          64,928
  Empresa Brasileira de Aeronautica S.A., ADR                                         4,500          99,585
  Telesp Celular Participacoes S.A., ADR                                              2,400          22,224
                                                                                                  ---------

                                                                                                    186,737
                                                                                                  ---------

CANADA                                          2.8%
  Alberta Energy Co., Ltd.                                                            1,300          49,124
  Bombardier, Inc. *                                                                 11,300         117,095
  Husky Energy, Inc.                                                                  8,400          86,886
  Manulife Financial Corp.                                                            2,500          65,314
                                                                                                  ---------

                                                                                                    318,419
                                                                                                  ---------

FINLAND                                         0.6%
  Nokia Oyj, ADR                                                                      2,900          71,137
                                                                                                  ---------

FRANCE                                          5.0%
  Axa                                                                                 1,930          40,321
  Essilor International SA                                                            1,000          30,221
  Sanofi-Synthelabo SA                                                                4,080         304,346
  Societe BIC SA                                                                      2,950         100,731
  Thomson Multimedia *                                                                1,500          46,065
  Valeo SA                                                                            1,300          51,843
                                                                                                  ---------

                                                                                                    573,527
                                                                                                  ---------

GERMANY                                         0.5%
  SAP AG                                                                                427          55,608
                                                                                                  ---------

HONG KONG                                       1.3%
  Hong Kong and China Gas Co., Ltd.                                                  19,000          23,392
  Television Broadcasts Ltd.                                                         29,216         126,639
                                                                                                  ---------

                                                                                                    150,031
                                                                                                  ---------

INDIA                                           0.4%
  ICICI Ltd., ADR                                                                     7,700          46,046
                                                                                                  ---------

IRELAND                                         1.1%
  Elan Corp. PLC, ADR *                                                               2,900         130,674
                                                                                                  ---------

ISRAEL                                          0.2%
  Check Point Software Technologies, Ltd. *                                             600          23,934
                                                                                                  ---------

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
JAPAN                                           5.5%
  Credit Saison Co., Ltd.                                                             3,300       $  64,232
  Eisai Co., Ltd.                                                                     2,000          49,767
  Hirose Electric Co., Ltd.                                                             700          47,714
  KDDI Corp.                                                                             21          39,272
  Keyence Corp.                                                                         200          33,265
  KONAMI Corp.                                                                        1,000          29,692
  Kyocera Corp.                                                                         600          39,157
  Nintendo Co., Ltd.                                                                  1,214         212,666
  Sharp Corp.                                                                         1,000          11,701
  Sony Corp.                                                                          1,400          64,010
  Toshiba Corp.                                                                       7,000          24,044
  Trend Micro, Inc.                                                                     500          11,831
                                                                                                  ---------

                                                                                                    627,351
                                                                                                  ---------

MEXICO                                          1.8%
  Fomento Economico Mexicano, S.A. de C.V.                                           16,300          55,188
  Grupo Modelo, S.A. de C.V.                                                         21,900          49,057
  Grupo Televisa S.A., GDR *                                                          2,250          97,155
                                                                                                  ---------

                                                                                                    201,400
                                                                                                  ---------

NETHERLANDS                                     2.3%
  QIAGEN N.V.                                                                         1,100          20,562
  Royal Dutch Petroleum Co.                                                           2,160         105,883
  United Pan-Europe Commmunications N.V. *                                           14,500           6,712
  Wolters Kluwer N.V.                                                                 5,793         132,010
                                                                                                  ---------

                                                                                                    265,167
                                                                                                  ---------

SINGAPORE                                       1.0%
  Singapore Press Holdings Ltd.                                                      10,100         119,242
                                                                                                  ---------

SOUTH KOREA                                     0.2%
  SK Telecom Co., Ltd., ADR                                                           1,300          28,106
                                                                                                  ---------

SPAIN                                           0.2%
  Amadeus Global Travel Distribution SA                                               4,700          27,110
                                                                                                  ---------

SWITZERLAND                                     1.2%
  Kudelski SA *                                                                         900          52,603
  Novartis AG                                                                         1,600          57,845
  STMicroelectronics N.V.                                                               800          25,336
                                                                                                  ---------

                                                                                                    135,784
                                                                                                  ---------

UNITED KINGDOM                                 16.4%
  Amersham PLC                                                                        3,000          28,981
  AstraZeneca PLC                                                                     1,100          49,543
  Bass PLC                                                                           11,300         111,710
  Boots Co. PLC                                                                      11,800         100,270
  BP PLC, ADR                                                                         2,700         125,577
  Cable & Wireless PLC                                                                7,500          36,036
  Cadbury Schweppes PLC                                                              32,500         206,948
  Diageo PLC                                                                          4,600          52,497
  Hanson PLC                                                                         16,550         114,046
  Hilton Group                                                                       15,400          47,240
  Oxford Glycoscience PLC *                                                           1,900          17,954
  P & O Princess Cruises PLC                                                         15,700          91,299
  Pearson PLC                                                                         3,300          37,949
  Reckitt Benckiser PLC                                                              24,300         353,273
  Reed International PLC                                                             12,500         103,583
  Rentokil Initial PLC                                                               55,100         221,088
  Royal Bank of Scotland PLC                                                          5,200         126,399
  Smith & Nephew PLC                                                                  4,550          27,451
  Telewest Communications PLC *                                                      32,200          29,024
  The Peninsular & Oriental Steam Navigation Co.                                        594           2,053
                                                                                                  ---------

                                                                                                  1,882,921
                                                                                                  ---------

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                               % Net                                                 Value
                                              Assets                                  Shares       (Note 2)
                                              ------                                  ------       --------
UNITED STATES                                  38.7%
  Affymetrix, Inc. *                                                                  1,300       $  49,075
  Altera Corp. *                                                                      1,200          25,464
  American Express Co.                                                                2,970         105,999
  American Home Products Corp.                                                        2,520         154,627
  Amgen, Inc. *                                                                       3,050         172,142
  AOL Time Warner, Inc. *                                                             3,600         115,560
  Applera Corp.- Applied Biosytems Group                                              1,000          39,270
  Applied Materials, Inc. *                                                             500          20,050
  Bank One Corp.                                                                      5,050         197,202
  Berkshire Hathaway, Inc., Class B *                                                    20          50,500
  Best Buy Co., Inc. *                                                                  800          59,584
  Business Objects S.A., ADR *                                                          600          20,280
  Cadence Design Systems, Inc. *                                                     23,500         515,120
  ChevronTexaco Corp.                                                                 1,320         118,285
  Circuit City Stores-Circuit Group                                                   3,700          96,015
  Citigroup                                                                           1,070          54,014
  Electronic Arts, Inc *                                                              4,600         275,770
  Fannie Mae                                                                          3,010         239,295
  Gilead Sciences, Inc. *                                                             1,690         111,067
  Hasbro, Inc.                                                                        2,200          35,706
  Human Genome Sciences, Inc. *                                                       1,150          38,778
  Intel Corp.                                                                         1,100          34,595
  International Business Machines Corp.                                               1,210         146,362
  International Flavours & Fragrances, Inc.                                           2,650          78,732
  International Game Technology *                                                       850          58,055
  Johnson & Johnson                                                                   3,417         201,945
  Laboratory Corporation of America Holdings *                                          340          27,489
  Lehman Brothers Holdings, Inc.                                                        800          53,440
  Liberty Media Corp., Class A *                                                      1,800          25,200
  MBNA Corp.                                                                            700          24,640
  Mentor Graphics Corp. *                                                             2,900          68,353
  National Semiconductor Corp. *                                                      5,900         181,661
  Novellus Systems, Inc. *                                                              500          19,725
  Oracle Corp. *                                                                      2,020          27,896
  Oxford Health Plans, Inc. *                                                         1,000          30,140
  Pfizer, Inc.                                                                        2,860         113,971
  Protein Design Labs, Inc. *                                                           300           9,879
  QUALCOMM, Inc. *                                                                      500          25,250
  Quest Diagnostics, Inc. *                                                             700          50,197
  Quintiles Transnational Corp. *                                                     6,300         101,304
  Raytheon Co.                                                                        1,700          55,199
  Riverstone Networks, Inc. *                                                         3,839          63,727
  Sanmina Corp. *                                                                     1,700          33,830
  Scientific-Atlanta, Inc.                                                            2,350          56,259
  Siebel Systems, Inc. *                                                                900          25,182
  Sirius Satellite Radio, Inc. *                                                      2,300          26,749
  Sybase, Inc. *                                                                      6,200          97,712
  Symantec Corp. *                                                                      300          19,899
  Synopsys, Inc. *                                                                    1,400          82,698
  Wachovia Corp.                                                                      3,400         106,624
  Xilinx, Inc. *                                                                        800          31,240
  XM Satellite Radio Holdings, Inc., Class A *                                        4,000          73,440
                                                                                                  ---------

                                                                                                  4,445,196
                                                                                                  ---------

TOTAL COMMON STOCKS
(COST: $9,845,376)                                                                                9,576,197
                                                                                                  ---------

PREFERRED STOCK:                                7.2%

BRAZIL                                          0.9%
  Tele Norte Leste Participacoes S.A.                                             6,825,000         107,818
                                                                                                  ---------

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

                                                % Net                                                Value
                                               Assets                                 Shares       (Note 2)
                                               ------                                 ------       --------
GERMANY                                         6.3%
  Fresenius AG                                                                        2,185        $177,577
  Porsche AG                                                                          1,067         405,465
  Wella AG                                                                            2,680         138,126
                                                                                                  ---------

                                                                                                    721,168
                                                                                                  ---------

TOTAL PREFERRED STOCK
(COST: $829,323)                                                                                    828,986
                                                                                                  ---------

                                                           Coupon      Maturity         Par
                                                            Rate         Date         Amount

CORPORATE NOTES AND BONDS:                      0.1%

UNITED KINGDOM                                  0.1%
  Telewest Communications PLC                              11.000%     10/01/07     $13,000           9,360
                                                                                                  ---------

TOTAL CORPORATE NOTES AND BONDS
(COST: $10,277)                                                                                       9,360
                                                                                                  ---------

CERTIFICATE OF DEPOSIT:                         3.2%

UNITED STATES                                   3.2%
  State Street Eurodollar                                                           371,517         371,517
                                                                                                  ---------

TOTAL CERTIFICATE OF DEPOSIT
(COST: $371,517)                                                                                    371,517
                                                                                                  ---------

                                                                                      Shares
INVESTMENT COMPANY:                             4.5%

UNITED STATES                                   4.5%
  SSgA Prime Money Market Fund                                                      519,085         519,085
                                                                                                  ---------

TOTAL INVESTMENT COMPANY
(COST: $519,085)                                                                                    519,085
                                                                                                  ---------

TOTAL INVESTMENTS                              98.4%                                             11,305,145
(COST: $11,575,578**)
NET OTHER ASSETS AND LIABILITIES                1.6%                                                183,041
                                           ----------                                           -----------

TOTAL NET ASSETS  - 100.00%                   100.0%                                            $11,488,186
                                           ----------                                           -----------
                                           ----------                                           -----------

  *Non-income producing.

**At December 31, 2001, the cost of securities for federal tax purposes was $11,590,634. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................ $1,010,625
     Gross unrealized depreciation................................ (1,296,114)
                                                                    ---------

     Net unrealized depreciation..................................  ($285,489)
                                                                    ---------
                                                                    ---------
ADR   American Depository Receipt.
GDR   Global Depository Receipt.
PLC   Public Limited Company.

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                December 31, 2001

OTHER INFORMATION:

Industry Categories as a Percentage of Net Assets:% of Net Assets
                                                  ---------------

  Basic Materials                                    0.9%
  Business Services                                  3.0%
  Capital Goods                                      7.3%
  Cash and Cash Equivalents
    and Other Assets and Liabilities                 9.3%
  Communications Services                            4.9%
  Consumer Cyclical                                  5.8%
  Consumer Staples                                  10.5%
  Energy                                             4.2%
  Financial                                         12.6%
  Health Care                                       17.3%
  Technology                                        20.5%
  Telecommunications                                 3.5%
  Transportation                                     0.2%
                                                  --------
                                                   100.0%
                                                  --------
                                                  --------

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                December 31, 2001

                                    Money                              High                            Growth and          Capital
                                   Market            Bond             Income          Balanced           Income         Appreciation
Assets:                             Fund             Fund              Fund             Fund           Stock Fund        Stock Fund
                                    ----             ----              ----             ----           ----------        ----------
Investments in securities,
at value (note 2) - see
  accompanying schedule*       $178,229,123      $380,160,293      $17,086,460      $674,779,920    $1,029,240,591     $870,367,555

Cash                                     --                --           10,250                --                --               --

Foreign currency**                       --                --            2,624                --                --               --

Collateral held for securities
  on loan, at value                      --        52,533,738        3,347,290        46,951,496        18,565,712       35,981,522

Receivables
  Investment securities sold             --                --          155,332                --                --               --

  Fund shares sold                  447,264           471,438           39,328           942,335         1,168,981          685,417

  Dividends and interest            656,604         4,392,224          379,900         4,239,243         1,790,538          654,743
                               ------------      ------------     ------------      ------------     -------------      -----------

    Total assets                179,332,991       437,557,693       21,021,184       726,912,994     1,050,765,822      907,689,237
                               ------------      ------------     ------------      ------------     -------------      -----------

Liabilities:

Unrealized depreciation of
  forward currency contracts             --                --              190                --                --               --

Payable for investment
  securities purchased            5,000,000                --          165,582                --                --               --

Payable upon return of
  securities loaned                      --        52,533,738        3,347,290        46,951,496        18,565,712       35,981,522

 Accrued management fees             66,285           178,019           10,857           396,869           517,528          576,867

Accrued expenses and
  other payables                      6,064             9,309            1,399            16,903            27,728           19,687
                               ------------      ------------     ------------      ------------     -------------      -----------

    Total liabilities             5,072,349        52,721,066        3,525,318        47,365,268        19,110,968       36,578,076
                               ------------      ------------     ------------      ------------     -------------      -----------

Net assets applicable to
  outstanding capital stock    $174,260,642      $384,836,627      $17,495,866      $679,547,726    $1,031,654,854     $871,111,161
                               ------------      ------------     ------------      ------------     -------------      -----------
                               ------------      ------------     ------------      ------------     -------------      -----------

Represented by:

  Capital stock and additional
   paid-in capital
   (capital par value $.01)    $174,260,642      $388,002,866      $18,506,860      $629,155,600      $922,372,964     $815,427,457

  Accumulated undistributed (over-
   distributed) net investment income    --                --          (10,428)               --                --           51,228

  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions         --        (7,869,400)        (529,087)            9,569          (155,274)          55,611

  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)        --         4,703,161         (471,479)       50,382,557       109,437,164       55,576,865
                               ------------      ------------     ------------      ------------     -------------      -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock    $174,260,642      $384,836,627      $17,495,866      $679,547,726    $1,031,654,854     $871,111,161
                               ------------      ------------     ------------      ------------     -------------      -----------
                               ------------      ------------     ------------      ------------     -------------      -----------

Number of Class Z Shares
  issued and outstanding (note 6)174,260,642       37,740,796        1,858,685        36,883,389        35,909,046       42,085,393
                               ------------      ------------     ------------      ------------     -------------      -----------
                               ------------      ------------     ------------      ------------     -------------      -----------

Net asset value per share of
  outstanding capital stock
  (note 2)                            $1.00            $10.20            $9.41            $18.42            $28.73           $20.70
                               ------------      ------------     ------------      ------------     -------------      -----------
                               ------------      ------------     ------------      ------------     -------------      -----------

*Cost of Investments           $178,229,123      $375,457,132      $17,557,710      $624,397,363      $919,803,427     $814,790,690
                               ------------      ------------     ------------      ------------     -------------      -----------

**Cost of Foreign Currency$               --$               --          $2,665$               --$               --$               --
                               ------------      ------------     ------------      ------------     -------------      -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                Statements of Assets and Liabilities (Continued)
                                December 31, 2001

                                   Mid-Cap              Emerging            International            Global
                                    Stock                Growth                 Stock              Securities
Assets:                             Fund                  Fund                  Fund                  Fund
                                    ----                  ----                  ----                  ----
Investments in securities,
at value (note 2) - see
  accompanying schedule*      $105,225,866           $14,512,866           $18,848,925           $11,305,145

Cash                                16,568                 9,092                    --                    --

Foreign currency**                   9,704                    --               125,295               167,723

Collateral held for securities
  on loan, at value             17,879,339             3,411,308                    --             2,614,998

Receivables
  Investment securities sold       118,408                69,231                12,441                12,797

  Fund shares sold                 151,426                31,496                 8,477                 7,451

  Dividends and interest           123,181                 7,247                25,965                14,672
                               -----------           -----------           -----------          ------------

    Total assets               123,524,492            18,041,240            19,021,103            14,122,786
                               -----------           -----------           -----------          ------------

Liabilities:

Payable to custodian                    --                22,546                    --                    --

Payable for investment
  securities purchased             137,656               673,371                21,317                 8,449

Payable upon return of
  securities loaned             17,879,339             3,411,308                    --             2,614,998

Accrued management fees             86,163                 9,627                18,956                 9,084

Accrued expenses and
  other payables                     7,411                 1,414                 4,028                 2,069
                               -----------           -----------           -----------          ------------

    Total liabilities           18,110,569             4,118,266                44,301             2,634,600
                               -----------           -----------           -----------          ------------

Net assets applicable to
  outstanding capital stock   $105,413,923           $13,922,974           $18,976,802           $11,488,186
                               -----------           -----------           -----------          ------------
                               -----------           -----------           -----------          ------------

Represented by:

  Capital stock and additional
   paid-in capital
   (capital par value $.01)    $91,416,853           $18,557,819           $23,279,923           $12,614,274

  Accumulated undistributed (over-
   distributed) net investment income   --                  (441)              (18,056)                   --

  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions 1,945,259            (5,299,305)           (2,220,995)             (854,539)

  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)12,051,811              664,901            (2,064,070)             (271,549)
                               -----------           -----------           -----------          ------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock   $105,413,923           $13,922,974           $18,976,802           $11,488,186
                               -----------           -----------           -----------          ------------
                               -----------           -----------           -----------          ------------

Number of Class Z Shares
  issued and outstanding (note 6)7,561,401             2,231,625             2,404,040             1,289,488
                               -----------           -----------           -----------          ------------
                               -----------           -----------           -----------          ------------

Net asset value per share of
  outstanding capital stock
  (note 2)                          $13.94                 $6.24                 $7.89                 $8.91
                               -----------           -----------           -----------          ------------
                               -----------           -----------           -----------          ------------

*Cost of Investments           $93,173,909           $13,847,350           $20,911,702           $11,575,578
                               -----------           -----------           -----------          ------------

**Cost of Foreign Currency          $9,753      $             --              $127,514              $168,950
                               -----------           -----------           -----------          ------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                          Year Ended December 31, 2001

                                  Money                              High                            Growth and         Capital
                                 Market            Bond             Income          Balanced           Income        Appreciation
                                  Fund             Fund              Fund             Fund           Stock Fund       Stock Fund
                                  ----             ----              ----             ----           ----------       ----------
Investment income (note 2):
  Interest income             $5,240,409       $21,795,088       $1,235,118       $20,102,166       $1,562,322        $1,265,884

  Dividend income                     --                --           30,700         4,598,228       15,965,828         6,542,218

  Less: Foreign taxes withheld        --                --               --           (29,656)        (115,868)          (20,268)

  Securities lending income           --            48,788            3,736            52,992           27,763            86,133
                              ----------       -----------     ------------      ------------     ------------       -----------

    Total income               5,240,409        21,843,876        1,269,554        24,723,730       17,440,045         7,873,967
                              ----------       -----------     ------------      ------------     ------------       -----------

Expenses (notes 2 and 5):

  Management fees                594,691         1,858,345          103,722         4,627,267        6,348,469         6,985,661

  Trustees' fees                   1,299             1,299            1,299             1,299            1,299             1,299

  Audit fees                       5,855             9,099            1,000            12,593           17,308            15,045
                              ----------       -----------     ------------      ------------     ------------       -----------

    Total expenses               601,845         1,868,743          106,021         4,641,159        6,367,076         7,002,005
                              ----------       -----------     ------------      ------------     ------------       -----------

Net investment income          4,638,564        19,975,133        1,163,533        20,082,571       11,072,969           871,962
                              ----------       -----------     ------------      ------------     ------------       -----------

Realized and unrealized gain (loss) on investments (note 2):

  Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related
   transactions                       --         7,399,509         (468,313)       10,488,964        8,813,414        64,777,643

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)     --        (1,468,370)        (332,266)      (51,872,126)    (146,866,190)     (152,768,509)
                              ----------       -----------     ------------      ------------     ------------       -----------

Net gain (loss) on investments        --         5,931,139         (800,579)      (41,383,162)    (138,052,776)      (87,990,866)
                              ----------       -----------     ------------      ------------     ------------       -----------

Net increase (decrease) in net
  assets resulting from operations$4,638,564   $25,906,272         $362,954      ($21,300,591)   ($126,979,807)     ($87,118,904)
                              ----------       -----------      -----------      ------------     ------------       -----------
                              ----------       -----------      -----------      ------------     ------------       -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Operations (Continued)
                          Year Ended December 31, 2001

                                   Mid-Cap              Emerging            International            Global
                                    Stock                Growth                 Stock              Securities
                                    Fund                  Fund                  Fund                  Fund
Investment income (note 2):
  Interest income                 $103,227               $43,178               $33,884               $25,534

  Dividend income                1,051,091                41,219               388,496               128,524

  Less: Foreign taxes withheld          --                  (132)              (44,852)               (9,588)

  Securities lending income         16,527                 2,703                    --                 2,396
                               -----------           -----------           -----------           -----------

    Total income                 1,170,845                86,968               377,528               146,866
                               -----------           -----------           -----------           -----------

Expenses (notes 2 and 5):

  Management fees                  832,565                92,365               226,686                97,885

  Trustees' fees                     1,299                 1,299                 1,299                 1,299

  Audit fees                         7,201                 1,000                 2,000                 1,000
                               -----------           -----------           -----------           -----------

    Total expenses                 841,065                94,664               229,985               100,184
                               -----------           -----------           -----------           -----------

Net investment income              329,780                (7,696)              147,543                46,682
                               -----------           -----------           -----------           -----------

Realized and unrealized gain (loss) on investments (note 2):

  Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related
   transactions                  5,072,820            (4,476,495)           (2,168,784)             (776,040)

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)4,001,922               804,446            (1,859,786)             (330,020)
                               -----------           -----------           -----------           -----------

Net gain (loss) on investments   9,074,742            (3,672,049)           (4,028,570)           (1,106,060)
                               -----------           -----------           -----------           -----------

Net increase (decrease) in net
  assets resulting from operations$9,404,522         ($3,679,745)          ($3,881,027)          ($1,059,378)
                               -----------           -----------           -----------           -----------
                               -----------           -----------           -----------           -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       Statements of Changes in Net Assets
                             Year Ended December 31

                                             MONEY MARKET FUND                               BOND FUND
Operations:                               2001              2000                      2001              2000
           -------------------------------------------------------------------------------------------------
  Net investment income                $4,638,564       $4,975,801                $19,975,133      $19,356,204

  Net realized gain (loss) on
   investments                                 --               --                  7,399,509       (7,340,886)

  Net change in unrealized appreciation
   or depreciation on investments              --               --                 (1,468,370)      10,096,815
                                      -----------      -----------                -----------      -----------

   Change in net assets from
    operations                          4,638,564        4,975,801                 25,906,272       22,112,133
                                      -----------      -----------                -----------      -----------

Distributions to shareholders:

  From net investment income           (4,638,564)      (4,975,801)               (19,943,110)     (19,362,013)

  Return of capital                            --               --                 (7,540,000)              --
                                      -----------      -----------                -----------      -----------

   Change in net assets from
    distributions                      (4,638,564)      (4,975,801)               (27,483,110)     (19,362,013)
                                      -----------      -----------                -----------      -----------

Class Z Share transactions (note 6):

  Proceeds from sale of shares         98,602,702       60,038,923                 72,307,161       38,753,421

  Net asset value of shares issued in
   reinvestment of distributions        4,638,564        4,975,393                 27,483,110       19,362,013
                                      -----------      -----------                -----------      -----------

                                      103,241,266       65,014,316                 99,790,271       58,115,434

  Cost of shares repurchased          (22,340,019)     (54,300,896)               (13,026,385)     (11,701,201)
                                      -----------      -----------                -----------      -----------

   Change in net assets derived from
    capital share transactions         80,901,247       10,713,420                 86,763,886       46,414,233
                                      -----------      -----------                -----------      -----------

Increase in net assets                 80,901,247       10,713,420                 85,187,048       49,164,353

Net assets:

  Beginning of year                    93,359,395       82,645,975                299,649,579      250,485,226
                                      -----------      -----------                -----------      -----------

  End of year                        $174,260,642      $93,359,395               $384,836,627     $299,649,579
                                      -----------      -----------                -----------      -----------
                                      -----------      -----------                -----------      -----------

Undistributed net investment
  income included in net assets$               -- $             --         $               --         $217,330
                                      -----------      -----------                -----------      -----------
                                      -----------      -----------                -----------      -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                             Year Ended December 31

                                             HIGH INCOME FUND                              BALANCED FUND
Operations:                               2001              2000*                     2001              2000
           -------------------------------------------------------------------------------------------------
  Net investment income                $1,163,533         $141,807                $20,082,571      $20,896,178

  Net realized gain (loss) on
   investments                           (468,313)            (517)                10,488,964       17,327,284

  Net change in unrealized
   depreciation on investments           (332,266)        (139,213)               (51,872,126)     (14,630,275)
                                      -----------      -----------              -------------    -------------

   Change in net assets from
    operations                            362,954            2,077                (21,300,591)      23,593,187
                                      -----------      -----------              -------------    -------------

Distributions to shareholders:

  From net investment income           (1,235,469)        (140,556)               (20,072,820)     (21,000,220)

  From realized gains on investments           --               --                (27,711,688)      (3,416,124)
                                      -----------      -----------              -------------    -------------

   Change in net assets from
    distributions                      (1,235,469)        (140,556)               (47,784,508)     (24,416,344)
                                      -----------      -----------              -------------    -------------

Class Z Share transactions (note 6):

  Proceeds from sale of shares          7,001,857       10,383,803                 52,905,745       59,827,739

  Net asset value of shares issued in
   reinvestment of distributions        1,235,469          140,556                 47,784,508       24,416,344
                                      -----------      -----------              -------------    -------------

                                        8,237,326       10,524,359                100,690,253       84,244,083

  Cost of shares repurchased             (242,228)         (12,597)               (20,421,835)     (18,192,216)
                                      -----------      -----------              -------------    -------------

   Change in net assets derived from
    capital share transactions          7,995,098       10,511,762                 80,268,418       66,051,867
                                      -----------      -----------              -------------    -------------

Increase in net assets                  7,122,583       10,373,283                 11,183,319       65,228,710

Net assets:

  Beginning of year                    10,373,283               --                668,364,407      603,135,697
                                      -----------      -----------              -------------    -------------

  End of year                         $17,495,866      $10,373,283               $679,547,726     $668,364,407
                                      -----------      -----------              -------------    -------------
                                      -----------      -----------              -------------    -------------

Undistributed net investment
  income included in net assets          ($10,428)          $1,251         $               --         $180,854
                                      -----------      -----------              -------------    -------------
                                      -----------      -----------              -------------    -------------

*Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                             Year Ended December 31

                                             GROWTH AND INCOME                         CAPITAL APPRECIATION
                                                STOCK FUND                                  STOCK FUND
Operations:                               2001              2000                      2001              2000
           -------------------------------------------------------------------------------------------------
  Net investment income               $11,072,969      $11,290,790                   $871,962    $     705,092

  Net realized gain on
   investments                          8,813,414       19,052,256                 64,777,643       58,423,968

  Net change in unrealized
   depreciation on investments       (146,866,190)     (21,959,986)              (152,768,509)     (23,591,618)
                                    -------------    -------------               ------------     ------------

   Change in net assets from
    operations                       (126,979,807)       8,383,060                (87,118,904)      35,537,442
                                    -------------    -------------               ------------     ------------

Distributions to shareholders:

  From net investment income          (11,155,770)     (11,404,836)                  (879,381)        (706,275)

  From relized gains on investments   (27,651,427)      (4,123,478)              (123,153,968)      (9,194,838)

  Return of capital                      (181,095)              --                         --               --
                                    -------------    -------------               ------------     ------------

   Change in net assets from
    distributions                     (38,988,292)     (15,528,314)              (124,033,349)      (9,901,113)
                                    -------------    -------------               ------------     ------------

Class Z Share transactions (note 6):

  Proceeds from sale of shares         41,311,481       76,940,918                 51,760,280       85,683,103

  Net asset value of shares issued in
   reinvestment of distributions       38,988,292       15,528,314                124,033,349        9,901,113
                                    -------------    -------------               ------------     ------------

                                       80,299,773       92,469,232                175,793,629       95,584,216

  Cost of shares repurchased          (49,310,668)     (17,020,226)               (18,429,384)     (35,455,171)
                                    -------------    -------------               ------------     ------------

   Change in net assets derived from
    capital share transactions         30,989,105       75,449,006                157,364,245       60,129,045
                                    -------------    -------------               ------------     ------------

Increase (decrease) in net assets    (134,978,994)      68,303,752                (53,788,008)      85,765,374

Net assets:

  Beginning of year                 1,166,633,848    1,098,330,096                924,899,169      839,133,795
                                    -------------    -------------               ------------     ------------

  End of year                      $1,031,654,854   $1,166,633,848               $871,111,161     $924,899,169
                                    -------------    -------------               ------------     ------------
                                    -------------    -------------               ------------     ------------

Undistributed net investment
  income included in net assets$                  --       $74,387                    $51,228          $66,615
                                    -------------    -------------               ------------     ------------
                                    -------------    -------------               ------------     ------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                             Year Ended December 31

                                            MID-CAP STOCK FUND                         EMERGING GROWTH FUND
Operations:                               2001              2000                      2001              2000*
           --------------------------------------------------------------------------------------------------
  Net investment income (loss)           $329,780      $   103,300                    ($7,696)      $    8,365

  Net realized gain (loss) on
   investments                          5,072,820        4,085,223                 (4,476,495)        (823,186)

  Net change in unrealized appreciation
   or depreciation on investments       4,001,922        5,697,011                    804,446         (139,545)
                                      -----------      -----------                -----------      -----------

   Change in net assets from
    operations                          9,404,522        9,885,534                 (3,679,745)        (954,366)
                                      -----------      -----------                -----------      -----------

Distributions to shareholders:

  From net investment income             (787,130)         (96,979)                      (260)          (8,307)

  From realized gains on investments   (6,769,585)         (25,758)                        --               --

  Return of capital                            --               --                     (9,955)              --
                                      -----------      -----------                -----------      -----------

   Change in net assets from
    distributions                      (7,556,715)        (122,737)                   (10,215)          (8,307)
                                      -----------      -----------                -----------      -----------

Class Z Share transactions (note 6):

  Proceeds from sale of shares         33,061,606       32,469,107                  7,925,015       10,851,005

  Net asset value of shares issued in
   reinvestment of distributions        7,556,715          122,737                     10,215            8,307
                                      -----------      -----------                -----------      -----------

                                       40,618,321       32,591,844                  7,935,230       10,859,312

  Cost of shares repurchased           (1,789,194)      (4,097,080)                  (218,921)             (14)
                                      -----------      -----------                -----------      -----------

   Change in net assets derived from
    capital share transactions         38,829,127       28,494,764                  7,716,309       10,859,298
                                      -----------      -----------                -----------      -----------

Increase in net assets                 40,676,934       38,257,561                  4,026,349        9,896,625

Net assets:

  Beginning of year                    64,736,989       26,479,428                  9,896,625               --
                                      -----------      -----------                -----------      -----------

  End of year                        $105,413,923      $64,736,989                $13,922,974       $9,896,625
                                      -----------      -----------                -----------      -----------
                                      -----------      -----------                -----------      -----------

Undistributed net investment
  income included in net assets $              --          $10,800                      ($441)            $260
                                      -----------      -----------                -----------      -----------
                                      -----------      -----------                -----------      -----------

*Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                             Year Ended December 31

                                               INTERNATIONAL                                  GLOBAL
                                                STOCK FUND                                SECURITIES FUND
Operations:                               2001              2000*                     2001              2000*
           --------------------------------------------------------------------------------------------------
  Net investment income                  $147,543        $  17,430                    $46,682        $  25,624

  Net realized loss on
   investments                         (2,168,784)        (324,824)                  (776,040)         (97,539)

  Net change in unrealized appreciation
   or depreciation on investments      (1,859,786)        (204,284)                  (330,020)          58,471
                                       ----------       ----------                 ----------       ----------

   Change in net assets from
    operations                         (3,881,027)        (511,678)                (1,059,378)         (13,444)
                                       ----------       ----------                 ----------       ----------

Distributions to shareholders:

  From net investment income              (16,136)         (17,335)                   (27,771)         (25,496)

  Return of capital                       (93,071)              --                     (3,239)              --
                                       ----------       ----------                 ----------       ----------

   Change in net assets from
    Distributions                        (109,207)         (17,335)                   (31,010)         (25,496)
                                       ----------       ----------                 ----------       ----------

Class Z Share transactions (note 6):

  Proceeds from sale of shares          3,052,865       20,339,521                  2,484,562       10,129,163

  Net asset value of shares issued in
   reinvestment of distributions          109,207           17,335                     31,010           25,496
                                       ----------       ----------                 ----------       ----------

                                        3,162,072       20,356,856                  2,515,572       10,154,659

  Cost of shares repurchased              (22,836)             (43)                   (52,717)              --
                                       ----------       ----------                 ----------       ----------

   Change in net assets derived from
    capital share transactions          3,139,236       20,356,813                  2,462,855       10,154,659
                                       ----------       ----------                 ----------       ----------

Increase (decrease) in net assets        (850,998)      19,827,800                  1,372,467       10,115,719

Net assets:

  Beginning of year                    19,827,800               --                 10,115,719               --
                                       ----------       ----------                 ----------       ----------

  End of year                         $18,976,802      $19,827,800                $11,488,186      $10,115,719
                                       ----------       ----------                 ----------       ----------
                                       ----------       ----------                 ----------       ----------

Overdistributed net investment
  income included in net assets          ($18,056)       ($228,197)          $             --         ($14,198)
                                       ----------       ----------                 ----------       ----------
                                       ----------       ----------                 ----------       ----------

*Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                ------------------------------------------------------------------------------

  Income from Investment Operations

   Net Investment Income*                          0.04              0.06             0.05              0.05             0.05
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.04)            (0.06)           (0.05)            (0.05)           (0.05)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                    3.79%             5.86%            4.69%             5.00%             5.01%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $174,261           $93,359          $82,646           $56,416           $41,170

Ratio of Expenses to Average Net Assets***        0.46%             0.46%            0.45%             0.45%             0.50%

Ratio of Net Investment Income to Average
  Net Assets                                      3.51%             5.88%            4.72%             4.99%             5.05%

                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

The "seven-day current" yield on December 31, 2001, was 1.80% (unaudited) and the "effective" yield was 1.81% (unaudited).

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51% for 1997.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $10.15            $10.05           $10.57            $10.54           $10.33
                                                ------------------------------------------------------------------------------

  Income from Investment Operations

   Net Investment Income*                          0.62              0.71             0.62              0.63             0.54

   Net Realized and Unrealized Gain (Loss)         0.23              0.08            (0.54)             0.02             0.20
                                                ------------------------------------------------------------------------------

  Total from Investment Operations                 0.85              0.79             0.08              0.65             0.74
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.59)            (0.69)           (0.60)            (0.62)           (0.51)

   Distributions from Net Realized Gains           --                --               --                --              (0.02)

   Return of Capital                              (0.21)             --               --                --               --
                                                ------------------------------------------------------------------------------

  Total Distributions                             (0.80)            (0.69)           (0.60)            (0.62)           (0.53)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.20            $10.15           $10.05            $10.57           $10.54
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                    8.32%             8.11%            0.73%             6.18%             7.45%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $384,837          $299,650         $250,485          $228,281          $188,840

Ratio of Expenses to Average Net Assets***         0.55%             0.55%             0.55%            0.55%             0.56%

Ratio of Net Investment Income to Average
  Net Assets                                       5.91%             6.98%             5.92%            5.94%             6.50%

Portfolio Turnover Rate                          112.40%           462.98%           713.52%          142.98%            30.71%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57% for 1997.

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)        2001           2000(1)
                                                  ----------------------------

Net Asset Value, Beginning of Period                  $9.86           $10.00
                                                     ------           ------

 Income from Investment Operations

  Net Investment Income*                               0.84             0.14

  Net Realized and Unrealized Loss                    (0.51)           (0.14)
                                                     ------           ------

 Total from Investment Operations                      0.33               --
                                                  ----------------------------

 Distributions

  Distributions from Net Investment Income            (0.78)           (0.14)

  Distributions from Net Realized Gains                  --               --
                                                     ------           ------

 Total Distributions                                  (0.78)           (0.14)
                                                  ----------------------------

Net Asset Value, End of Period                        $9.41            $9.86
                                                  ----------------------------
                                                  ----------------------------

Total Return**                                         3.45%          (0.03%)***
                                                  ----------------------------
                                                  ----------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)            $17,496          $10,373

Ratio of Expenses to Average Net Assets                0.77%           0.81%****

Ratio of Net Investment Income to Average
 Net Assets                                            8.41%           8.48%****

Portfolio Turnover Rate                               33.70%            6.78%

                                                  ----------------------------
                                                  ----------------------------

1Commenced operations October 31, 2000.

     *Based on average shares outstanding during period.

    **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   ***Not annualized.

  ****Annualized.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $20.45            $20.44           $18.74            $17.02           $15.29
                                                ------------------------------------------------------------------------------

  Income from Investment Operations

   Net Investment Income*                          0.58              0.68             0.56              0.57             0.62

   Net Realized and Unrealized Gain (Loss)        (1.23)             0.11             2.14              1.72             1.93
                                                ------------------------------------------------------------------------------

  Total from Investment Operations                (0.65)             0.79             2.70              2.29             2.55
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.57)            (0.67)           (0.53)            (0.57)           (0.63)

   Distributions from Net Realized Gains          (0.81)            (0.11)           (0.47)             --              (0.19)
                                                ------------------------------------------------------------------------------

  Total Distributions                             (1.38)            (0.78)           (1.00)            (0.57)           (0.82)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $18.42            $20.45           $20.44            $18.74           $17.02
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                  (3.07%)             3.86%           14.49%            13.40%            16.87%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $679,548          $668,364         $603,136          $449,992          $309,804

Ratio of Expenses to Average Net Assets***         0.70%             0.70%            0.70%             0.70%            0.68%

Ratio of Net Investment Income to Average
  Net Assets                                       3.04%             3.27%            2.83%             3.20%            3.81%

Portfolio Turnover Rate                           51.80%           193.97%          269.00%            78.71%           21.15%

                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69% for 1997.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $33.41            $33.58           $30.56            $27.20           $21.32
                                                ------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income*                             0.31              0.33             0.34              0.34             0.31

Net Realized and Unrealized Gain (Loss)           (3.88)            (0.05)            5.12              4.52             6.36
                                                ------------------------------------------------------------------------------

Total from Investment Operations                  (3.57)             0.28             5.46              4.86             6.67
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.31)            (0.33)           (0.32)            (0.34)           (0.32)

   Distributions from Net Realized Gains          (0.79)            (0.12)           (2.12)            (1.16)           (0.47)

   Return of Capital                              (0.01)             --               --                --               --
                                                ------------------------------------------------------------------------------

  Total Distributions                             (1.11)            (0.45)           (2.44)            (1.50)           (0.79)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $28.73            $33.41           $33.58            $30.56           $27.20
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                 (10.71%)             0.82%           17.95%            17.92%            31.42%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $1,031,655        $1,166,634       $1,098,330          $833,174          $590,135

Ratio of Expenses to Average Net Assets***         0.60%             0.60%            0.60%             0.60%            0.61%

Ratio of Net Investment Income to Average
  Net Assets                                       1.05%             0.98%            0.99%             1.17%            1.39%

Portfolio Turnover Rate                           20.76%            21.08%           20.13%            17.69%           20.39%

                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

    *Based on average shares outstanding during year.

  ** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61% for 1997.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $26.39            $25.59           $22.19            $18.85           $14.60
                                                ------------------------------------------------------------------------------
  Income from Investment Operations

   Net Investment Income*                          0.02              0.02             0.02              0.06             0.07

   Net Realized and Unrealized Gain (Loss)        (2.37)             1.08             5.55              3.87             4.52
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                (2.35)             1.10             5.57              3.93             4.59
                                                ------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.02)           (0.02)            (0.06)           (0.07)

   Distributions from Net Realized Gains          (3.32)            (0.28)           (2.15)            (0.53)           (0.27)
                                                ------------------------------------------------------------------------------

  Total Distributions                             (3.34)            (0.30)           (2.17)            (0.59)           (0.34)
                                                ------------------------------------------------------------------------------

Net Asset Value, End of Period                   $20.70            $26.39           $25.59            $22.19            $18.85
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Total Return**                                  (9.11%)             4.28%           25.19%            20.90%            31.57%
                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $871,111          $924,899         $839,134          $630,373          $456,194

Ratio of Expenses to Average Net Assets***         0.80%             0.80%            0.80%             0.80%            0.82%

Ratio of Net Investment Income to Average
  Net Assets                                       0.10%             0.08%            0.10%             0.31%            0.70%

Portfolio Turnover Rate                           27.59%            26.77%           38.38%            18.67%           17.06%

                                                ------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83% for 1997.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)   2001              2000             19991
                                               -------------------------------------------

Net Asset Value, Beginning of Period             $13.77            $11.15           $10.00
                                               -------------------------------------------

  Income from Investment Operations

   Net Investment Income*                          0.05              0.03             0.03

   Net Realized and Unrealized Gain                1.39              2.62             1.34
                                               -------------------------------------------

  Total from Investment Operations                 1.44              2.65             1.37
                                               -------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.11)            (0.02)           (0.02)

   Distributions from Net Realized Gains          (1.16)            (0.01)           (0.20)
                                               -------------------------------------------

  Total Distributions                             (1.27)            (0.03)           (0.22)
                                               -------------------------------------------

Net Asset Value, End of Period                   $13.94            $13.77           $11.15
                                               -------------------------------------------
                                               -------------------------------------------

Total Return**                                    11.16%            23.85%           13.68%***
                                               -------------------------------------------
                                               -------------------------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $105,414           $64,737           $26,479

Ratio of Expenses to Average Net Assets            1.01%             1.01%            1.00%****

Ratio of Net Investment Income to Average
  Net Assets                                       0.40%             0.24%            0.39%****

Portfolio Turnover Rate                           41.94%            51.27%           35.55%

                                               -------------------------------------------
                                               -------------------------------------------

1Commenced operations May 1, 1999.

      *Based on average shares outstanding during period.

    **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  ***Not annualized.

 ****Annualized.

See accompanying notes to financial statements.

                              EMERGING GROWTH FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)        2001           2000(1)
                                                     -------------------------

Net Asset Value, Beginning of Period                  $9.04           $10.00
                                                     ------           ------

 Income from Investment Operations

  Net Investment Income (Loss)*                       (0.00)2           0.01

  Net Realized and Unrealized Loss                    (2.79)           (0.96)
                                                     ------           ------

 Total from Investment Operations                     (2.79)           (0.95)
                                                     -------------------------

 Distributions

  Distributions from Net Investment Income            (0.00)2          (0.01)

  Return of Capital                                   (0.01)              --
                                                     ------           ------

 Total Distributions                                  (0.01)           (0.01)
                                                     -------------------------

Net Asset Value, End of Period                        $6.24            $9.04
                                                     -------------------------
                                                     -------------------------

Total Return**                                       (30.89%)         (9.52%)***
                                                     -------------------------
                                                     -------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)            $13,923           $9,897

Ratio of Expenses to Average Net Assets                0.87%           0.91%****

Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   (0.07%)          0.52%****

Portfolio Turnover Rate                              203.95%           46.57%
                                                     -------------------------
                                                     -------------------------

1Commenced operations October 31, 2000.

2Amount represents less than $(0.005) per share.

     *Based on average shares outstanding during period.

    **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   ***Not annualized.

  ****Annualized.

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)        2001           20001
                                                     -------------------------

Net Asset Value, Beginning of Period                  $9.73           $10.00
                                                     ------           ------

 Income from Investment Operations

  Net Investment Income*                               0.07             0.01

  Net Realized and Unrealized Loss                    (1.86)           (0.27)
                                                     ------           ------

 Total from Investment Operations                     (1.79)           (0.26)
                                                     -------------------------

 Distributions

  Distributions from Net Investment Income            (0.01)           (0.01)

  Return of Capital                                   (0.04)              --
                                                     ------           ------

 Total Distributions                                  (0.05)           (0.01)
                                                     -------------------------

Net Asset Value, End of Period                        $7.89            $9.73
                                                     -------------------------
                                                     -------------------------

Total Return**                                       (18.46%)         (2.58%)***
                                                     -------------------------
                                                     -------------------------

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)            $18,977          $19,828

Ratio of Expenses to Average Net Assets                1.22%           1.26%****

Ratio of Net Investment Income to Average
 Net Assets                                            0.78%           0.54%****

Portfolio Turnover Rate                               46.73%            3.33%
                                                     -------------------------
                                                     -------------------------

1Commenced operations October 31, 2000.

     *Based on average shares outstanding during period.

    **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   ***Not annualized.

  ****Annualized.

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                              Financial Highlights
                             Year Ended December 31

(For a share outstanding throughout the period)        2001           20001
                                                     -------------------------

Net Asset Value, Beginning of Period                  $9.96           $10.00
                                                     ------           ------

 Income from Investment Operations

  Net Investment Income*                               0.04             0.03

  Net Realized and Unrealized Loss                    (1.06)           (0.04)
                                                     ------           ------

 Total from Investment Operations                     (1.02)           (0.01)
                                                     -------------------------

 Distributions

  Distributions from Net Investment Income            (0.03)           (0.03)

  Return of Capital                                   (0.00)2             --
                                                     ------           ------

 Total Distributions                                  (0.03)           (0.03)
                                                     -------------------------

Net Asset Value, End of Period                        $8.91            $9.96
                                                     -------------------------
                                                     -------------------------
Total Return**                                       (10.32%)         (0.17%)***
                                                     -------------------------
                                                     -------------------------
Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)            $11,488          $10,116

Ratio of Expenses to Average Net Assets                0.97%           1.01%****

Ratio of Net Investment Income to Average
 Net Assets                                            0.45%           1.57%****

Portfolio Turnover Rate                               37.66%            3.18%
                                                     -------------------------
                                                     -------------------------

1Commenced operations October 31, 2000.

2Amount represents less than $(0.005) per share.

     *Based on average shares outstanding during period.

    **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

   ***Not annualized.

  ****Annualized.

See accompanying notes to financial statements.

                          Notes to Financial Statements

(1) Description of the Fund

    The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

    Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 5); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the funds are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 2001, no Class C Shares have been issued.

(2) Significant Accounting Policies

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

    (a) Portfolio Valuation

        Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities are appraised at their fair values; 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their fair values; 3) debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of evaluated bid price by a pricing service selected by the Fund or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

    (b) Security Transactions and Investment Income

        Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

    (c) Expenses

        Expenses that are directly related to one fund are charged directly to that fund. Generally, other operating expenses of the funds are prorated to the funds on the basis of relative net assets.

    (d) Repurchase Agreements

        Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

    (e) Foreign Currency Transactions

        The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

        (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

        The High Income, Mid-Cap Stock, Emerging Growth, International Stock and Global Securities Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

        The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

    (f) Forward Foreign Currency Exchange Contracts

        The High Income, Emerging Growth, International Stock and Global Securities Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

    (g) Futures Contracts

        The funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

    (h) Reclassification Adjustments

        Paid-in capital, accumulated undistributed net investment income, and accumulated net realized gain (loss) on investments have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all funds.

    (i) Share Valuation and Dividends to Shareholders

        The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, trustee, audit and distribution fees (note 5), are accrued daily and reduce the net asset value per share.

        Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares. Dividends from the Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Emerging Growth Fund, International Stock Fund and Global Securities Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually.

        The funds use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        Other investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Investment income is recorded on the accrual basis. All discounts/premiums are accreted/amortized for financial reporting purposes (See "Change in Accounting Principles" note 3).


    (j) Federal Income Taxes

        Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is recorded.

        The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, futures and premium on debt securities.

        Distributions to Shareholders

        The tax character of distributions paid during the year ended December 31, 2001 was as follows:

                              Ordinary         Long-Term         Return of
                               Income         Capital Gains       Capital

Money Market               $  4,638,564       $        --        $      --
Bond                         19,943,110                --        7,540,000
High Income                   1,235,469                --               --
Balanced                     23,960,784        23,823,724               --
Growth and Income Stock      14,137,115        24,670,082          181,095
Capital Appreciation Stock   16,388,725       107,644,624               --
Mid-Cap Stock                 4,720,181         2,836,534               --
Emerging Growth                     260                --            9,955
International Stock              16,136                --           93,071
Global Securities                27,771                --            3,239

        Amounts distributable at December 31, 2001, on a tax basis were as follows:

                                  Ordinary Income       Long-Term Capital Gains

    Money Market                   $    --                    $    --
    Bond                                --                         --
    High Income                      6,982                         --
    Balanced                            --                     11,099
    Growth and Income Stock             --                         --
    Capital Appreciation Stock      51,228                    220,041
    Mid-Cap Stock                  953,941                    990,383
    Emerging Growth                     --                         --
    International Stock                 --                         --
    Global Securities                   --                         --

        After October 31, 2001 the following funds had capital and currency losses in the respective amounts: High Income Fund $12,979 and $0, Emerging Growth Fund $0 and $442, International Stock Fund $650,031 and $10,052 and Global Securities Fund $23,241 and $0. For income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

        At December 31, 2001 the Bond Fund had capital loss carryovers of $241,434 and $7,577,224 expiring in 2007 and 2008, respectively. The High Income Fund, Emerging Growth Fund, International Stock Fund and Global Securities Fund had capital loss carryovers, expiring in 2009, of $454,251, $4,229,031, $1,565,839 and $816,242, respectively. The carryovers will expire as stated above unless they are offset by subsequent capital gains. To the extent the above mentioned funds realize future capital gains, taxable distributions will be reduced by any unused capital loss carryover.

(3) Change in Accounting Principles

    In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements for fiscal years beginning December 15, 2000 and requires that investment companies to amortize premiums and discounts on fixed income securities. Prior to the adoption of the provisions of the Guide, the Bond Fund and the Balanced Fund used the straight line method to amortize discount and premium.

    Effective January 1, 2001, the Bond Fund and the Balanced Fund have adopted the provision of the Guide. The effect of adopting and applying the provisions of the Guide has not resulted in adjustments to the funds' net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of debt securities held as of the beginning of the year based on retroactive computation of premium and discount from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses have been reflected in the financial statements.

    For the year ended December 31, 2001, the cumulative effect of these changes for the beginning of the year-ended December 31, 2001 and the effect on the current year are as follows:

                   Cumulative Effect   Effect on Current   Effect on Current   Effect on Current
                     of Change to          Year Net        Year Net Realized   Year Unrealized
                  Cost of Investments  Investment Income      Gain (Loss)         Gain (Loss)
                  -------------------  -----------------      -----------         -----------
    Bond               $ 5,443             $(7,594)            $ 2,181            $  5,413
    Balanced             5,453              32,891             (11,615)            (21,276)

(4) Purchase and Sales of Investment Securities

    The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the period ended December 31, 2001, were as follows:

                                  U.S. Government Securities             Other Investment Securities
                                   Purchases         Sales                Purchases         Sales
    Bond                        $278,499,899     $285,961,297          $175,122,144     $87,131,763
    High Income                           --               --            10,809,218       3,987,331
    Balanced                     172,886,778      225,112,413           230,125,794     112,525,033
    Growth and Income Stock               --               --           214,748,776     222,917,969
    Capital Appreciation Stock            --               --           286,098,088     234,841,557
    Mid-Cap Stock                         --               --            64,322,251      34,220,580
    Emerging Growth                       --               --            28,725,173      20,880,900
    International Stock                   --               --            11,596,646       8,553,357
    Global Securities                     --               --             6,123,766       3,618,697

(5) Transactions with Affiliates

    Fees and Expenses

    The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

    Money Market                          0.45%
    Bond                                  0.55%
    High Income                           0.75%
    Balanced                              0.70%
    Growth and Income Stock               0.60%
    Capital Appreciation Stock            0.80%
    Mid-Cap Stock                         1.00%
    Emerging Growth                       0.85%
    International Stock                   1.20%
    Global Securities                     0.95%

    Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs and accounting and legal fees as indicated in the investment advisory agreement.

    The Investment Adviser has entered into Subadviser Agreements for the management of the investments in the Mid-Cap Stock Fund, Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Mid-Cap Stock Fund is Wellington Management Company, LLP. The Subadviser for the Emerging Growth Fund and High Income Fund is Massachusetts Financial Services. The Subadviser for the International Stock Fund is Lazard Asset Management. The Subadviser for the Global Securities Fund is Oppenheimer Funds, Inc.

    In addition to the unified investment advisory fee and Subadviser Agreements, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees and other extraordinary expenses.

    Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the period ended December 31, 2001, the Fund made no direct payments to its officers and paid trustees' fees of approximately $12,990 to its unaffiliated trustees.

    Distribution Plan

    All shares are distributed through CUNA Brokerage Services, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(6) Share Activity

    Transactions in Class Z Shares of each fund for the years ended December 31, 2001 and 2000, were as follows:

                                     Money                          High                      Growth and      Capital
                                     Market          Bond          Income       Balanced     Income Stock  Appreciation
                                     Fund            Fund           Fund*         Fund           Fund       Stock Fund
                                     ----            ----           -----         ----           ----       ----------

    Shares outstanding at
         December 31, 1999        82,645,975      24,923,230             --     29,509,549     32,710,130     32,791,492
                                  ----------       ---------      ---------      ---------     ---------       ---------

    Shares sold                   60,038,923       3,834,672      1,038,901      2,880,460      2,257,894      3,262,738
    Reinvestment dividend shares   4,975,393       1,909,223         14,269      1,172,004        446,798        367,118
    Shares repurchased           (54,300,896)     (1,154,984)        (1,289)      (877,905)      (498,403)    (1,378,448)
                                  ----------       ---------      ---------      ---------     ---------       ---------

    Shares outstanding at
         December 31, 2000        93,359,395      29,512,141      1,051,881     32,684,108     34,916,419     35,042,900
                                  ----------       ---------      ---------      ---------      ---------      ---------

    Shares sold                   98,602,702       6,816,357        698,525      2,742,849      1,360,244      2,197,769
    Reinvestment dividend shares   4,638,564       2,653,296        129,959      2,556,555      1,337,682      5,693,982
    Shares repurchased           (22,340,019)     (1,240,998)       (21,680)    (1,100,123)    (1,705,299)      (849,258)
                                  ----------       ---------      ---------      ---------      ---------      ---------

    Shares outstanding at
         December 31, 2001       174,260,642      37,740,796      1,858,685     36,883,389     35,909,046     42,085,393
                                  ----------       ---------      ---------      ---------      ---------      ---------
                                  ----------       ---------      ---------      ---------      ---------      ---------

                                     Mid-Cap      Emerging     International      Global
                                      Stock         Growth          Stock       Securities
                                      Fund          Fund*          Fund*           Fund*
                                      ----          -----          -----           -----

    Shares outstanding at
         December 31, 1999         2,375,783              --             --             --
                                    --------       ---------      ---------      ---------

    Shares sold                     2,643,175      1,093,811      2,035,397      1,013,285
    Reinvestment dividend shares       9,442             905          1,793          2,556
    Shares repurchased              (327,296)             (1)            (4)            --
                                    --------       ---------      ---------      ---------

    Shares outstanding at
         December 31, 2000         4,701,104       1,094,715      2,037,186      1,015,841
                                   ---------       ---------      ---------      ---------

    Shares sold                    2,429,248       1,169,710        356,367        276,073
    Reinvestment dividend shares     567,792           1,379         13,290          3,651
    Shares repurchased              (136,743)        (34,179)        (2,803)        (6,077)
                                   ---------       ---------      ---------      ---------

    Shares outstanding at
         December 31, 2001         7,561,401       2,231,625      2,404,040      1,289,488
                                   ---------       ---------      ---------      ---------
                                   ---------       ---------      ---------      ---------

    *Commenced operations October 31, 2000.

(7) Foreign Securities

    Each fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund, International Stock Fund and Global Securities Fund anticipate having significant investments in such securities. The International Stock Fund, Global Securities, High Income Fund and Emerging Growth Fund may invest 100%, 100%, 25% and 25%, respectively, of their assets in foreign securities. No fund will concentrate its investments in a particular foreign country.

    Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers") (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

(8) Financial Instruments

    Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risks other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the US. dollar. The Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

(9) Securities Lending

    The funds, excluding the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At December 31, 2001, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of the collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability. Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at December 31, 2001 is as follows:

                          Value of Securities on Loan

     Bond                        $51,583,328
     High Income                   3,257,034
     Balanced                     45,621,215
     Growth and Income Stock      17,625,252
     Capital Appreciation Stock   34,409,838
     Mid-Cap Stock                17,008,146
     Emerging Growth               3,260,966
     International Stock                  --
     Global Securities             2,440,204

    The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

(10) Concentration of Risk

    The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

(11) Capital Shares and Affiliated Ownership

    All capital shares outstanding at December 31, 2001 are owned by separate investment accounts of CUNA Mutual Life and CUNA Mutual Group related companies. The market value of investments in the funds by affiliates was as follows:

                                       CUNA Mutual              CUNA Mutual                 CUMIS
     Fund                        Life Insurance Company      Insurance Society     Insurance Society, Inc.
     ----                        ----------------------      -----------------     -----------------------
     High Income                   $  5,171,075           $           --                $5,171,075
     Emerging Growth                  3,126,185                2,500,948                   625,237
     International Stock             15,892,476                       --                        --
     Global Securities                       --                4,479,287                 4,479,287

                        Report of Independent Accountants

To the Board of Trustees and Shareholders of Ultra Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Emerging Growth Fund, International Stock Fund and Global Securities Fund (constituting the Ultra Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 8, 2002

Trustees and Officers

                                                                                                     Number of
                               Position(s)                                                          Portfolios       Other
                               Held with      Length of           Principal Occupation During       Overseen in     Outside
     Name, Address and Age      the Fund      Service(1)                  Past Five Years           Fund Complex Directorships(5)
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Michael S. Daubs(2)(3)        Trustee and     1984 -     CUNA Mutual Insurance Society                 19
5910 Mineral Point Road       President       Present    Chief Officer - Investments,
Madison, WI 53705                                        1990 - Present
Age - 58
                                                         CUNA Mutual Life Insurance Company
                                                         Chief Officer - Investments,
                                                         1973 - Present
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Lawrence R. Halverson(2)(4)   Trustee and     1988 -     MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road       Vice President  Present    Senior Vice President,
Madison, WI 53705                                        1996 - Present
Age - 56
                                                         CUNA Brokerage Services, Inc.
                                                         President,
                                                         1996 - 1998
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Mary E. Hoffmann(2)           Treasurer       1999 -     MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road                       Present    Assistant Vice President - Product
Madison, WI  53705                                       Operations and Finance,
Age - 32                                                 2001 - Present
                                                         Product Operations and Finance Manager,
                                                         1998 - 2001

                                                         CUNA Mutual Insurance Society
                                                         Investment Accounting Supervisor,
                                                         1996 - 1998
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Thomas J. Merfeld(2)          Secretary       1999 -     MEMBERS Capital Advisors, Inc.                10
5910 Mineral Point Road                       Present    Vice President - Asset Liability
Madison, WI  53705                                       Management, 1994 - Present
Age - 45
                                                         Savers Life Insurance Company
                                                         Vice President and Chief Financial
                                                         Officer, 1990 - 1994
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------

Dan Owens(2)                  Assistant       2001 -     MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road       Treasurer       Present    Senior Manager Portfolio Operations,
Madison, WI 53705                                        2001 - Present
Age - 35                                                 Investment Operations Manager,
                                                         1999 - 2001

                                                         AmerUS Capital Management
                                                         Manager, Investment Accounting -
                                                         Reporting, 1998 - 1999

                                                         AmerUs Life Holdings, Inc.
                                                         Senior Investment Accountant,
                                                         1994 - 1998

                                                                                                     Number of
                               Position(s)                                                          Portfolios       Other
                               Held with      Length of           Principal Occupation During       Overseen in     Outside
     Name, Address and Age      the Fund      Service(1)                  Past Five Years           Fund Complex Directorships(5)
----------------------------  --------------  ---------  ----------------------------------------  ------------  --------------
Gwendolyn M. Boeke            Trustee         1988 -      Evangelical Lutheran Church in America       19
2000 Heritage Way                             Present     (Chicago, Illinois)
Waverly, IA 50677                                         Regional Director, ELCA Foundation, 1990 -
Age - 67                                                  Present
----------------------------  --------------  ----------  ----------------------------------------  ------------  --------------
Alfred L. Disrud              Trustee         1987 -      Planned Giving Services                       19
2000 Heritage Way                             Present     (Waverly, Iowa)
Waverly, IA 50677                                         Owner, 1986 - Present
Age - 81
----------------------------  --------------  ----------  ----------------------------------------  ------------  --------------
Thomas C. Watt                Trustee         1986 -      Vision Development Services, Inc.             19        Wells   Fargo
2000 Heritage Way                             Present     Consultant,                                             Bank,
Waverly, IA 50677                                         1997 - Present                                          Community
Age - 65                                                                                                          Director,
                                                          MidAmerica Energy Company                               1985 -
                                                          (Waterloo, Iowa)                                        Present
                                                          Manager, Business Initiatives,
                                                          1987 - 1999
----------------------------  --------------  ----------  ----------------------------------------  ------------  --------------

(1) The board of trustees and officers of the Fund do not currently have term limitations.

(2)  "Interested person" as defined in the 1940 Act.

(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(5)  Include only directorships with companies that:

     (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or
     (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or
     (c)  are registered as an investment adviser.